As filed with the Securities and Exchange Commission on December 24, 2009

Registration Nos. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

(Check Appropriate Box or Boxes)

Allianz Funds

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, NY 10105

(Address of principal executive offices) (Zip code)

(888) 852-3922

(Registrant’s telephone number, including area code)

E. Blake Moore, Jr.

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name and address of agent for service:

Copies to:

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

David C. Sullivan, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Title of securities being registered: Institutional Class

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on January 23, 2010 pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

This Registration Statement relates solely to the sale of Institutional Class shares of (i) Allianz NACM Emerging Markets Opportunities Fund, (ii) Allianz NACM Global Fund and (iii) Allianz NACM Growth Fund.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY – 30TH FLOOR

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate Emerging Markets Fund

Nicholas-Applegate Global Select Fund

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund

[•], 2010

Dear Nicholas-Applegate Institutional Funds Shareholder:

We are proposing to reorganize the series of Nicholas-Applegate Institutional Funds listed below (the “NAIF Funds” and each a “NAIF Fund”) into the corresponding series of Allianz Funds also listed below (the “Acquiring Funds” and each an “Acquiring Fund”).

NAIF Fund	Acquiring Fund
Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

Shares of each NAIF Fund would be exchanged on a tax-free basis for Institutional Class shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the shares exchanged. The reorganizations (the “Mergers” and each a “Merger”) would allow shareholders of each NAIF Fund to continue to invest in a fund whose day-to-day investment management decisions are made by Nicholas-Applegate Capital Management LLC (“NACM”) and which has identical investment objectives and substantially similar strategies to the NAIF Fund. Please see “A. Overview” and Appendix B (“Investment Objective, Principal Investment Strategies and Principal Investments of the Funds and Related Principal Risks”) in the accompanying Prospectus/Proxy Statement for more information about the investment objective and strategies of each Acquiring Fund.

We expect the proposed Mergers will offer shareholders of each NAIF Fund the following advantages:

Continuity of Fund management. Each Merger would allow shareholders of the applicable NAIF Fund to continue investing in a fund advised by NACM, which is responsible for making day-to-day investment decisions for each NAIF Fund (as sole investment adviser) as well as the corresponding Acquiring Fund (as sub-adviser). In addition, the investment objectives and strategies of each NAIF Fund are substantially similar to those of the corresponding Acquiring Fund, and the portfolio managers of each NAIF Fund are identical to those of the corresponding Acquiring Fund.

Tax-free reorganization. For U.S. federal income tax purposes, each Merger is expected to be tax-free. Provided that a Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of an Acquiring Fund in exchange for shares of the corresponding NAIF Fund, and the aggregate tax basis of the Acquiring Fund shares received will be the same as the aggregate tax basis of NAIF Fund shares exchanged therefor. The other tax consequences of the Mergers, including the effect of the blending of tax attributes of a NAIF Fund with the corresponding Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Mergers?” and “C. Information About the Proposed Mergers—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth. The NAIF Funds have encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, their ongoing viability is uncertain. Each Merger would result in a combined fund with a larger asset base (possibly allowing the applicable Acquiring Fund after the Merger to take advantage of breakpoints or other economies of scale). In addition, the Acquiring Funds offer shares through certain distribution channels in which the NAIF Funds do not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

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Equivalent or lower expenses. The operating expense ratio of the Acquiring Fund shares to be received in the Mergers are in each case equal to or lower than the operating expenses of the NAIF Fund shares for which they would be exchanged. However, as described in the Prospectus/Proxy Statement under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Funds, after the application of which, NAIF Fund expenses are lower than Acquiring Fund expenses in certain cases. Also, in certain cases the expenses of the Acquiring Fund are equal to or lower than the corresponding NAIF Fund due to an expense waiver by the Acquiring Fund’s investment adviser, which has currently committed to keep such waiver in place only until March 31, 2011.

Your vote is important.

After reviewing the proposal and considering various alternatives, your Board of Trustees unanimously agreed that each Merger is in the best interests of shareholders of the applicable NAIF Fund and voted to approve each Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about each proposed Merger and each Acquiring Fund.

A combined meeting of the shareholders of each NAIF Fund will be held at [9:00 a.m.], [Pacific time], on [March 10], 2010, to vote on the proposed Mergers. The meeting will be held at the offices of NACM, 600 West Broadway, 30th Floor, San Diego, CA 92101. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having NACM, which will be conducting the proxy solicitation on behalf of the NAIF Funds, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call NACM at [1-800-551-8043].

Thank you in advance for your participation in this important event.

Sincerely,

/s/ HORACIO A. VALEIRAS
Horacio A. Valeiras, CFA
President

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY – 30TH FLOOR

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate Emerging Markets Fund

Nicholas-Applegate Global Select Fund

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund

NOTICE OF MEETING OF SHAREHOLDERS

[•], 2010

To the Shareholders of the above-referenced series of Nicholas-Applegate Institutional Funds:

Notice is hereby given that a combined Meeting of Shareholders of each of the series listed above (the “Meeting”) will be held on [March 10, 2010], at [9:00 a.m.], Pacific Time, at the offices of Nicholas-Applegate Capital Management LLC, 600 West Broadway, 30th Floor, San Diego, California 92101, to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of each series of Nicholas-Applegate Institutional Funds listed below (each a “NAIF Fund”), in exchange for shares of the corresponding series of Allianz Funds listed below (each an “Acquiring Fund”), and the assumption by such Acquiring Fund of all of the liabilities of such NAIF Fund, and the distribution of such shares to the shareholders of such NAIF Fund in complete liquidation of such NAIF Fund, all as described in more detail in the attached Prospectus/Proxy Statement.

NAIF Fund	Acquiring Fund
Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of each NAIF Fund will vote separately on the proposed Merger relating to their NAIF Fund, and the success of one Merger is not conditioned on the success of any other Merger or transaction. Shareholders of record at the close of business on [RECORD DATE], 2010 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees,

/s/ HORACIO A. VALEIRAS
Horacio A. Valeiras, CFA
President

[DATE], 2010

YOUR VOTE IS IMPORTANT.

AS A SHAREHOLDER OF A NAIF FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING, AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

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ALLIANZ FUNDS

PROSPECTUS/PROXY STATEMENT

[DATE], 2010

Acquisition of the assets of:	By and in exchange for shares of:
Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund
each a series of: Nicholas-Applegate Institutional Funds (the “NAIF Trust”)	each a series of: Allianz Funds (the “Allianz Trust”)
600 West Broadway – 30th Floor San Diego, California 92101 (800) 551-8043	1345 Avenue of the Americas New York, New York 10105 (800) 426-0107

The enclosed Prospectus/Proxy Statement relates to the proposed reorganization of each series of the NAIF Trust listed above (each a “NAIF Fund”) into the corresponding series of the Allianz Trust listed above (each an “Acquiring Fund”) (each a “Merger”). Each Merger is to be effected through the transfer of all of the assets of the applicable NAIF Fund to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, followed by the distribution of the Merger Shares to the shareholders of the NAIF Fund in liquidation of the NAIF Fund. As a result of the proposed transaction, each NAIF Fund will cease to be a separate series of the NAIF Trust.

Because NAIF shareholders are being asked to approve transactions that will result in their holding Acquiring Fund shares, this document also serves as a Prospectus for the Merger Shares of each Acquiring Fund. This Prospectus/Proxy Statement explains concisely what you should know before investing in an Acquiring Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is first being mailed to shareholders of the NAIF Funds on or about [MAIL DATE], 2010.

The objective and investment strategies of each Acquiring Fund are substantially similar to those of the corresponding NAIF Fund. Please see “A. Overview – 4. How do the investment objectives, policies and restrictions of the NAIF Funds and Acquiring Funds compare?” and Appendix D (“Additional Information about the Funds”), as well as the NAIF Fund Prospectus (defined below), for a discussion of the Acquiring Funds’ and NAIF Funds’ investment strategies.

The Acquiring Funds are each diversified series of the Allianz Trust. The Allianz Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990. The NAIF Funds are each diversified series of the NAIF Trust. The NAIF Trust is an open-end series management investment company, organized as a Delaware statutory trust in 1992.

A Statement of Additional Information dated [•], 2010 relating to the Prospectus/Proxy Statement (the “Merger SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy statement by reference (File No. 333- _____) The Merger SAI is available upon oral or written request and without charge from the Allianz Trust at the phone number and address provided above. In addition, the following documents have been filed with the SEC and are incorporated herein by reference, which means they are considered legally a part of this Prospectus/Proxy Statement:

•	The Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of the NAIF Trust, as supplemented (File No. 333-71469).

•	The Prospectus dated August 1, 2009 for Class R Shares of the NAIF Trust, as supplemented (File No. 333-71469) (together, the “NAIF Fund Prospectus”).

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The following documents have been filed with the SEC and are incorporated into the Merger SAI by reference, which means they are considered legally a part of the Merger SAI:

•	The Allianz Trust’s current Statement of Additional Information, dated November 1, 2009 (File No. 33-36528) (the “Allianz SAI”).

•

The audited financial statements of the Acquiring Funds and related report of the independent registered public accounting firm for the fiscal year ended June 30, 2009 included in (i) the Annual Report for the Allianz Trust’s Domestic Stock Funds and (ii) the Annual Report for the Allianz Trust’s International/Sector Stock Funds (File No. 811-6161).

•

The audited financial statements of the NAIF Funds and related report of the independent registered public accounting firm for the fiscal year ended March 31, 2009 included in (i) the Annual Report for Class I, Class II, Class III and Class IV Shares of the NAIF Trust and (ii) the Annual Report for Class R Shares of the NAIF Trust (File No. 811-7384).

•

The unaudited financial statements of the NAIF Funds for the six months ended September 30, 2009 included in (i) the Semi-Annual Report for Class I, Class II, Class III and Class IV Shares of the NAIF Trust and (ii) the Semi-Annual Report for Class R Shares of the NAIF Trust (File No. 811-7384).

The NAIF Funds make available the NAIF Fund Prospectus, their Statement of Additional Information and annual and semi-annual reports, free of charge, on the NAIF Trust Web site at www.nacm.com/mf_fundInfo.aspx, and upon oral or written request to the NAIF Trust at the phone number and address provided above.

Each of the documents listed above, as well as proxy materials, reports and other information filed with the SEC by the Allianz Trust and the NAIF Trust, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room, at 100 F Street, N.E., Washington, DC 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY, 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may need to refer to each Trust’s file number under the Investment Company Act (811-6161 for the Allianz Trust and 811-7384 for the NAIF Trust).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in an Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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A. OVERVIEW

The responses to the questions that follow provide an overview of key points the Acquiring Funds believe are typically of interest to shareholders considering a transaction such as the Mergers. For a more complete understanding, please refer to the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed Mergers.

1. What is being proposed?

The Board of Trustees of the NAIF Trust (the “Trustees”) are recommending that you approve the proposed Merger relating to your NAIF Fund as contemplated by an Agreement and Plan of Reorganization providing for the transfer of all of the assets of your NAIF Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and for the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund. Shareholders of each NAIF Fund will vote on the approval of the applicable Merger separately, and approval of a Merger is not contingent upon approval of other Mergers by shareholders of other NAIF Funds. If a Merger is approved by shareholders of the applicable NAIF Fund, all of the assets, subject to liabilities, of that NAIF Fund will be transferred to the corresponding Acquiring Fund on the closing date of the transaction (the “Closing Date”), which is expected to be on or about [March 29], 2010. In exchange, each Acquiring Fund will issue and deliver Institutional Class shares of the Acquiring Fund (the “Merger Shares”) to the corresponding NAIF Fund with an aggregate net asset value equal to the value of the NAIF Fund’s assets, net of liabilities, and as mentioned above, will also assume all of the liabilities of the NAIF Fund. Immediately following the transfer, the Merger Shares received by each NAIF Fund will be distributed to its shareholders in liquidation of the NAIF Fund. The completion of these transactions will result in (i) shareholders of each NAIF Fund becoming shareholders of the corresponding Acquiring Fund and (ii) the liquidation of each NAIF Fund.

Separately from the Mergers, the Trustees have proposed that certain other series of the NAIF Trust reorganize into new or existing series of investment companies advised by Allianz Global Fund Management, and that certain other series of the NAIF Trust be liquidated. If these proposed transactions, as well as the Mergers, are consummated, the NAIF Trust will cease to have any active series, and the Trustees may cause the NAIF Trust to be terminated.

2. What will happen to my NAIF Fund shares as a result of the proposed Merger?

Your NAIF Fund shares will be exchanged on a tax-free basis for Merger Shares of the applicable Acquiring Fund with an equal aggregate net asset value on the date of the Merger.

3. Why are the Mergers being proposed at this time?

The Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the NAIF Trust or the Allianz Trust (the “Independent Trustees”), carefully considered the anticipated benefits and costs of each proposed Merger, and approved each Merger at a meeting held on November 13, 2009.

In approving the Mergers, the Trustees of the NAIF Trust determined that each NAIF Fund’s participation in the applicable proposed Merger would be in the best interests of such NAIF Fund and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The Trustees of the NAIF Trust considered that the proposed Mergers are expected to offer shareholders of each NAIF Fund the following advantages:

Continuity of Fund management. Each Merger would allow shareholders of the applicable NAIF Fund to continue investing in a fund advised by Nicholas-Applegate Capital Management LLC (“NACM”), which is responsible for making day-to-day investment decisions for each NAIF Fund (as sole investment adviser) as well as the corresponding Acquiring Fund (as sub-adviser pursuant to a Sub-Advisory Agreement with Allianz Global

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Investors Fund Management LLC (“Allianz Global Fund Management”), the investment adviser to the Acquiring Funds). In addition, the investment objectives and strategies of each NAIF Fund are substantially similar to those of the corresponding Acquiring Fund, and the portfolio managers of each NAIF Fund are identical to those of the corresponding Acquiring Fund. Both Allianz Global Fund Management and NACM are wholly-owned indirect subsidiaries of Allianz SE.

Tax-free reorganization. For U.S. federal income tax purposes, each Merger is expected to be tax-free. Provided that a Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of an Acquiring Fund in exchange for shares of the corresponding NAIF Fund, and the aggregate tax basis of the Merger Shares received will be the same as the aggregate tax basis of NAIF Fund shares exchanged therefor. The other tax consequences of the Mergers, including the effect of the blending of tax attributes of an NAIF Fund with the corresponding Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Mergers?” and “C. Information About the Proposed Mergers—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth. The NAIF Funds have encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, their ongoing viability is uncertain. Each Merger would result in a combined fund with a larger asset base (possibly allowing the applicable Acquiring Fund after the Merger to take advantage of breakpoints or other economies of scale). In addition, the Acquiring Funds offer shares through certain distribution channels in which the NAIF Funds do not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

Equivalent or lower expenses. The operating expense ratio of the Merger Shares are in each case equal to or lower than the operating expenses of the NAIF Fund shares for which they would be exchanged. However, as described under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Funds, after the application of which, NAIF Fund expenses are lower than Acquiring Fund expenses in certain cases. Also, in certain cases the expenses of the Acquiring Fund are equal to or lower than the corresponding NAIF Fund due to an expense waiver by Allianz Global Fund Management, which has currently committed to keep such waiver in place only until March 31, 2011.

The Trustees recommend that shareholders of each NAIF Fund vote FOR approval of the applicable proposed Merger. For a detailed discussion of the Trustees’ deliberations, see “C. Information about the Proposed Mergers—Trustees’ Considerations Relating to Proposed Mergers.”

4. How do the investment objectives, policies and restrictions of the NAIF Funds and Acquiring Funds compare?

The investment objective of each Acquiring Fund is identical to that of the corresponding NAIF Fund, and the investment strategies are substantially similar, though not identical. A comparison of the investment objectives and strategies for each NAIF Fund and the corresponding Acquiring Fund is set forth in the table below; a more detailed description of each NAIF Fund’s investment strategies is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469), and of each Acquiring Fund’s investment strategies in Appendix B to this Prospectus/Proxy Statement.

	Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation.	The Fund seeks maximum long-term capital appreciation.

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	Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Investment Strategy

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries. Normally, at least 80% of its net assets will be invested in companies that are tied economically to a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

In pursuing its goal, the Fund invests primarily in stocks of companies located in countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of NACM, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets which have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index. NACM’s “Emerging Markets Systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

NACM allocates the Fund’s assets among securities of countries that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 150% or more.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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	Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation.	The Fund seeks maximum long-term capital appreciation.

Investment Strategy

The Fund normally invests at least 75% of its net assets in equity securities. The Fund normally invests at least 80% of its net assets in the common stock of companies that are tied economically to a number of different countries throughout the world, one of which may be the United States. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. When in the opinion of NACM, greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets.

In pursuing its investment objective the Fund invests in a broad range of U.S. and non-U.S. companies in different industries that, in NACM’s opinion, represent competitive advantages through a positive change at the company level, offer a sustainable advantage, and whose shares represent a timely investment opportunity. NACM considers companies with these characteristics regardless of respective capitalization, domicile, or industry.

In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM considers whether to sell a particular security when any of those factors materially changes.

NACM allocates the Fund’s assets among securities of countries, including countries with emerging markets, that are expected to provide the best opportunities for meeting the Fund’s investment objective. Under normal circumstances, the Fund will invest a significant amount of its assets outside the United States.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 200% or more.

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Investment Strategy

Normally, the Fund invests at least 80% of its net assets in common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In pursuing its goal, the Fund invests primarily in stocks from a universe of U.S. companies with large market capitalizations. Generally, large companies are those with market capitalizations similar to the Russell 1000 Growth Index as measured at the time of purchase; but the Fund considers “large” companies to be companies with market capitalization greater than $3 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

NACM uses a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio manager seeks to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of NACM, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, NACM analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once NACM has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 100% or more.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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The NAIF Funds and the Acquiring Funds have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a fund without the consent of the holders of a majority of the outstanding voting securities of the fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder consent. The fundamental investment restrictions of each Acquiring Fund are substantially similar, although not identical to, those of the corresponding NAIF Fund. For example:

•

Each NAIF Fund has a fundamental investment restriction which prohibits it from purchasing more than 10% of the outstanding voting securities of any one issuer or of any class of voting securities of any one issuer, or from purchasing securities of an issuer for the purpose of exercising control or management. Each Acquiring Fund is not subject to such a fundamental restriction, although under the 1940 Act’s diversification requirements, with respect to 75% of its assets it may not purchase more than 10% of the outstanding voting securities of any issuer (not including cash and cash equivalents, government securities (as defined in the 1940 Act) and securities of other investment companies).

•

Each NAIF Fund may not purchase securities on margin (except for initial and variation margin and to obtain short-term credit in connection with the clearance of securities transactions); each Acquiring Fund is not subject to such a restriction.

•

Each NAIF Fund may make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. Each Acquiring Fund may make loans of its portfolio securities to the maximum extent permitted by SEC guidelines, currently 33 1/3% of the value of the Acquiring Fund’s total assets (although, as a matter of practice, the Acquiring Funds currently do not engage in the practice of securities lending).

•

Each NAIF Fund may not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure permitted indebtedness (which restriction does not prohibit the NAIF Funds from engaging in options, futures and non-U.S. currency transactions). Two of the Acquiring Funds (Allianz NACM Growth Fund and Allianz NACM Global Fund) may not pledge, hypothecate, mortgage or otherwise encumber their assets in excess of 10% of total Fund assets (taken at cost) and then only to secure permitted borrowings. The other Acquiring Fund (Allianz NACM Emerging Markets Opportunities Fund) is not subject to any such restriction.

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•

Each NAIF Fund has a fundamental investment restriction that prohibits it from investing more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. Each Acquiring Fund is prohibited from doing so under current SEC guidance and under non-fundamental policies as set forth in the prospectus and statement of additional information of the Allianz Trust, but is not subject to such a fundamental investment restriction.

•

The Nicholas-Applegate U.S. Systematic Large Cap Growth Fund may not engage in short sales, except that it may use such short-term credits as are necessary for the clearance of transactions. The corresponding Acquiring Fund (Allianz NACM Growth Fund) is not subject to such a restriction.

•

The Nicholas-Applegate U.S. Systematic Large Cap Growth Fund has a fundamental investment restriction prohibiting the purchase or writing of options, except for hedging purposes, and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on par options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund’s net assets would be hedged; and (iv) not more than 25% of a Fund’s net assets are used as cover for options written by the Fund. The corresponding Acquiring Fund (Allianz NACM Growth Fund) is not subject to such a fundamental restriction.

NACM and Allianz Global Fund Management believe that the differences in the Funds’ fundamental investment restrictions do not cause NACM to manage an Acquiring Fund’s investment portfolio differently from the way it manages the investment portfolio of the corresponding NAIF Fund.

For a more complete understanding of the fundamental investment policies of each NAIF Fund and the corresponding Acquiring Fund, please see Appendix C (“Comparison of Fundamental Investment Restrictions”).

5. How do the management fees and other expenses of the NAIF Funds and the Acquiring Funds compare, and what are they estimated to be following the proposed Mergers?

Each NAIF Fund and Acquiring Fund pays for the advisory and administrative services it requires under what is essentially an all-in (or “unitary”) fee structure. While each NAIF Fund and Acquiring Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure. The advisory fee is paid monthly at an annual rate as set forth in the tables below. In addition, each NAIF Fund and Acquiring Fund pays an administrative fee to NACM and Allianz Global Fund Management, respectively (each serving as administrator), computed as a percentage of average daily net assets of the applicable class. NACM and Allianz Global Fund Management, in turn, provide or procure administrative services for the Funds, and also bear the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The following tables show the expenses an investor would incur in connection with making an investment in a NAIF Fund and in the corresponding Acquiring Fund. Except as noted, the information in the tables is based on fees and expenses paid by each Fund during its most recent fiscal year, and “pro forma” operating expenses information is based on the fees and expenses that would have been paid by each Acquiring Fund during its most recent fiscal year, had the applicable Merger occurred one year earlier (and in the case of Allianz NACM Emerging Markets Opportunities Fund, after the application of an additional waivers that Allianz Global Fund Management has agreed to observe through March 31, 2011 in connection with the Merger). The examples following the tables will help you compare the cost of investing in each NAIF Fund with the estimated cost of investing in the corresponding Acquiring Fund (based on the pro forma fees and expenses shown in the tables). The expense comparisons set forth below do not take into account certain expense offsets currently in place for each NAIF Fund. If they did take these offsets into account, NAIF Fund expenses would be lower.

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Shareholder Fees (fees paid directly from your investment)

Neither the shares of the NAIF Funds nor the Merger Shares feature any sales charge on purchases, deferred sales charge, redemption fee or any other shareholder fee.

Annual Fund Operating Expenses

Fund and Share Class	Management Fees (1)	Distribution and/ or Service (12b-1) Fees	Other Expenses (2)	Total Annual Fund Operating Expenses		Expense Reductions		Net Annual Fund Operating Expenses
Nicholas-Applegate Emerging Markets Fund – Class I	0.90%	None	0.50%	1.40	%(3)	—		1.40%
Nicholas-Applegate Emerging Markets Fund – Class II	0.90	None	0.39	1.29	(3)	—		1.29
Allianz NACM Emerging Markets Opportunities Fund – Institutional Class	1.30	None	0.12	1.42		—		1.42
Allianz NACM Emerging Markets Opportunities Fund – Institutional Class (pro forma)	1.30	None	0.12	1.42		0.13	(4)	1.29
Nicholas-Applegate Global Select Fund – Class I	0.65%	None	0.52%	1.17	%(3)	—		1.17%
Nicholas-Applegate Global Select Fund – Class II	0.65	None	0.48	1.13	(3)	—		1.13
Allianz NACM Global Fund – Institutional Class	1.05	None	0.02	1.07		—		1.07
Allianz NACM Global Fund – Institutional Class (pro forma)	1.05	None	0.02	1.07		—		1.07
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class I	0.45%	None	0.71%	1.16	%(3)	—		1.16%
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class R	0.45	0.25%	0.72	1.42	(3)	—		1.42
Allianz NACM Growth Fund – Institutional Class	0.80	None	0.03	0.83		—		0.83
Allianz NACM Growth Fund – Institutional Class (pro forma)	0.80	None	0.03	0.83		—		0.83

(1)	For the Acquiring Funds, “Management Fees” reflect the combination of investment advisory fees and administrative fees paid by each Acquiring Fund to Allianz Global Fund Management under separate agreements. Administrative fees paid by the Acquiring Funds have been restated to reflect current fee rates.
(2)	For the NAIF Funds, “Other Expenses” include an administrative fee paid to Allianz Global Fund Management.
(3)	Each NAIF Fund has arrangements with its brokers, whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. The Acquiring Funds are not expected to have any offset arrangements. If these expense reductions and fee offsets are taken into account, “Total Annual Fund Operating Expenses” for each NAIF Fund share class would be as follows:

NAIF Fund	Total Annual Fund Operating Expenses
Nicholas-Applegate Emerging Markets Fund – Class I	1.37%
Nicholas-Applegate Emerging Markets Fund – Class II	1.26
Nicholas-Applegate Global Select Fund – Class I	1.07
Nicholas-Applegate Global Select Fund – Class II	1.02
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class I	1.14
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class R	1.40

(4)	Effective upon consummation of the applicable Merger, Allianz Global Fund Management has agreed to observe, through March 31, 2011, an irrevocable waiver of a portion of its administrative fees paid by Institutional Class shares such that Total Annual Fund Operating Expenses do not exceed 1.29% of the Acquiring Fund’s average daily net assets attributable to the Institutional Class shares.

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Example: These Examples are intended to help you compare the cost of investing in each NAIF Fund with the cost of investing in the corresponding Acquiring Fund and the cost of investing in other mutual funds.

The Examples (which are based on Net Annual Fund Operating Expenses shown above) assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund and Share Class	1 year	3 years	5 years	10 years
Nicholas-Applegate Emerging Markets Fund – Class I	$147	$463	$812	$1,849
Nicholas-Applegate Emerging Markets Fund – Class II	135	427	748	1,704
Allianz NACM Emerging Markets Opportunities Fund – Institutional Class	144	448	774	1,698
Allianz NACM Emerging Markets Opportunities Fund – Institutional Class (pro forma)	131	435	762	1,687
Nicholas-Applegate Global Select Fund – Class I	$123	$387	$679	$1,545
Nicholas-Applegate Global Select Fund – Class II	119	374	656	1,492
Allianz NACM Global Fund – Institutional Class	109	340	590	1,306
Allianz NACM Global Fund – Institutional Class (pro forma)	109	340	590	1,306
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class I	$122	$384	$673	$1,532
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class R	149	470	824	1,875
Allianz NACM Growth Fund – Institutional Class	85	265	461	1,026
Allianz NACM Growth Fund – Institutional Class (pro forma)	85	265	461	1,026

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The Examples above do not take into account any offset arrangements that each NAIF Fund has with its brokers. If the offset credits described were applied to the above example, your cost for the 1, 3, 5 and 10 year periods would be as follows:

Fund and Share Class	1 year	3 years	5 years	10 years
Nicholas-Applegate Emerging Markets Fund – Class I	144	453	795	1,809
Nicholas-Applegate Emerging Markets Fund – Class II	132	417	731	1,664
Nicholas-Applegate Global Select Fund – Class I	112	354	621	1,413
Nicholas-Applegate Global Select Fund – Class II	107	338	592	1,347
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class I	$120	$377	$661	$1,506
Nicholas-Applegate U.S. Systematic Large Cap Growth – Class R	149	470	824	1,875

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Each Fund’s portfolio turnover rate for its last fiscal year is set forth below. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

NAIF Fund	Portfolio Turnover	Acquiring Fund	Portfolio Turnover
Nicholas-Applegate Emerging Markets Fund	149%	Allianz NACM Emerging Markets Opportunities Fund	182%
Nicholas-Applegate Global Select Fund	122	Allianz NACM Global Fund	106
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	116	Allianz NACM Growth Fund	138

6. How does the investment performance of the Funds compare?

The following information allows you to compare the historical performance of each NAIF Fund and the corresponding Acquiring Fund. The information provides some indication of the risks of investing in each Fund by showing changes in its total return from year to year and by comparing each Fund’s average annual returns with those of a broad-based securities market index and, in the case of each Acquiring Fund, a performance average of other similar mutual funds. The bar charts and the adjacent information show performance of each NAIF Fund’s Class I shares, and of each Acquiring Fund’s Institutional Class shares. The performance of other classes would be different from Class I or Institutional Class performance because of the different expenses paid by other share classes. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Please see Appendix D for additional detail on the calculation of performance information of the Acquiring Funds; additional detail for the NAIF Funds is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469). Past performance, before and after taxes, is not necessarily predictive of future performance.

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Nicholas-Applegate Emerging Markets Fund – Annual Return for Class I Shares

For periods shown in the bar chart:

Best Quarter (2nd Qtr 2007): 19.16%

Worst Quarter (4th Qtr 2008): -29.15%

More Recent Returns (1/1/09-9/30/09): 52.03%

Allianz NACM Emerging Markets Opportunities Fund – Annual Return for Institutional Class Shares

For periods shown in the bar chart:

Best Quarter (4th Qtr. 2006): 19.03%

Worst Quarter (4th Qtr. 2008): -31.46%

More Recent Returns (1/1/09 – 9/30/09): 53.08%

Nicholas-Applegate Emerging Markets Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Class I – Before Taxes	-57.41%	N/A	N/A	-10.65%
Class I – After Taxes on Distributions	-59.82%	N/A	N/A	-14.45%
Class I – After Taxes on Distributions and Sale of Fund Shares	-36.99%	N/A	N/A	-10.22%
Class II	-57.38%	N/A	N/A	-10.64%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)*	-53.18%	N/A	N/A	-10.31%

Allianz NACM Emerging Markets Opportunities Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Institutional Class – Before Taxes	-57.83%	N/A	N/A	10.17%
Institutional Class – After Taxes on Distributions	-58.55%	N/A	N/A	9.26%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares	-37.59%	N/A	N/A	8.61%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)*	-53.33%	N/A	N/A	8.60%
Lipper Emerging Markets Funds Average (reflects no deduction for fees, expenses or taxes)	-55.57%	N/A	N/A	6.91%

*	The NAIF Fund uses a version of the MSCI Emerging Markets Index calculated gross of dividend tax withholding. For the Acquiring Fund, performance data shown for the Index is net of dividend tax withholding, which results in lower reported performance.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

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Nicholas-Applegate Global Select Fund – Annual Return for Class I Shares

For periods shown in the bar chart:

Best Quarter (4th Qtr. 1999): 63.08%

Worst Quarter (4th Qtr. 2008): -23.54%

More Recent Returns (1/1/09-9/30/09): 26.47%

Allianz NACM Global Fund – Annual Return for Institutional Class Shares

For periods shown in the bar chart:

Best Quarter (2nd Qtr. 2003): 18.35%

Worst Quarter (4th Qtr. 2008): -24.81%

More Recent Returns (1/1/09 – 9/30/09): 27.29%

Nicholas-Applegate Global Select Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Class I – Before Taxes	-45.12%	0.08%	5.81%	8.63%
Class I – After Taxes on Distributions	-60.77%	-8.67%	-1.33%	2.07%
Class I – After Taxes on Distributions and Sale of Fund Shares	-19.67%	-0.05%	3.56%	6.25%
Class II	-45.85%	-0.16%	5.68%	8.52%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)*	-41.85%	0.44%	0.23%	1.69%

Allianz NACM Global Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Institutional Class – Before Taxes	-45.77%	0.37%	N/A	6.22%
Institutional Class – After Taxes on Distributions	-45.83%	-0.84%	N/A	4.82%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares	-29.75%	0.04%	N/A	4.93%
MSCI All Country World Index (reflects no deduction for fees or expenses)*	-42.19%	-0.06%	N/A	4.36%
Lipper Global Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	-46.13%	-1.43%	N/A	2.84%

*	The NAIF Fund uses a version of the MSCI All Country World Index calculated gross of dividend tax withholding. For the Acquiring Fund, performance data shown for the Index is net of dividend tax withholding, which results in lower reported performance.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

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Nicholas-Applegate U.S. Systematic Large Cap Growth Fund – Annual Return for Class I Shares

For periods shown in the bar chart:

Best Quarter (4th Qtr 1999): 47.88%

Worst Quarter (1st Qtr 2001): -30.15%

More Recent Returns (1/1/09-9/30/09): 20.56%

Allianz NACM Growth Fund – Annual Return for Institutional Class Shares

For periods shown in the bar chart:

Best Quarter (4th Qtr. 2004): 13.13%

Worst Quarter (4th Qtr. 2008): -25.02%

More Recent Returns (1/1/09-9/30/09): 20.79%

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Class I – Before Taxes	-41.34%	-2.74%	-4.80%	2.97%
Class I – After Taxes on Distributions	-41.34%	-2.74%	-4.91%	2.05%
Class I – After Taxes on Distributions and Sale of Fund Shares	-26.87%	-2.31%	-3.96%	2.03%
Class R	-41.49%	-2.95%	-5.01%	2.78%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%	1.18%

Allianz NACM Growth Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Institutional Class – Before Taxes	-41.24%	-1.44%	N/A	1.87%
Institutional Class – After Taxes on Distributions	-41.35%	-2.19%	N/A	1.24%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares	-26.81%	-1.43%	N/A	1.42%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	N/A	2.05%
Lipper Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	-42.43%	-2.71%	N/A	2.06%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

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7. Will my dividends be affected by the proposed Mergers?

Each NAIF Fund and Acquiring Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The NAIF Funds declare and distribute income dividends to shareholders on an annual basis, and the Acquiring Funds declare and distribute income dividends to shareholders at least annually. Like the NAIF Funds, the Acquiring Funds will distribute any capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually.

Following the Mergers, shareholders would continue to be able to reinvest all distributions in additional shares of the same class of the same Fund at net asset value (“NAV”), or, if such option is specifically elected, to receive all distributions in cash (either paid directly to the shareholder or credited to such shareholder’s account with a broker or other financial intermediary). In addition, following the Mergers shareholders could elect to invest distributions in shares of the same class of another series of the Allianz Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds that offers that class at NAV.

8. Who manages the Acquiring Funds and how does management of the NAIF Funds differ?

NACM serves as sole investment adviser to the NAIF Funds and is responsible for the management of their portfolios. Allianz Global Fund Management serves as investment adviser to each of the Acquiring Funds, and has retained NACM to serve as sub-adviser with day-to-day investment responsibility for the Acquiring Funds’ portfolios. As such, NACM would maintain day-to-day investment responsibility over NAIF Fund assets both before and after each proposed Merger. In addition, the individual portfolio managers for each NAIF Fund and corresponding Acquiring Fund are the same. Information about the individuals who share responsibility for the management of each Acquiring Fund is provided under “Management of the Funds—The Sub-Adviser” in Appendix D. NACM and Allianz Global Fund Management are both indirect wholly-owned subsidiaries of Allianz SE.

9. What are the U.S. federal income tax consequences of the proposed Mergers?

Each Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that no gain or loss will be recognized by a NAIF Fund or its shareholders as a result of a Merger, and that the aggregate tax basis of the corresponding Merger Shares that NAIF Fund shareholders will receive in exchange for their NAIF Fund Shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor.

Because each Merger will end the tax year of the applicable NAIF Fund, it may accelerate distributions from the NAIF Fund to shareholders. Specifically, a NAIF Fund will recognize any investment company taxable income and any net capital gains, including gains realized on the disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

At any time prior to the consummation of a Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.

While Allianz Global Fund Management does not expect that the NAIF Funds or Acquiring Funds will make any significant dispositions of securities in connection with the proposed Mergers, if any such sales occur, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the NAIF Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the NAIF Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses properly designated as capital gain dividends) or ordinary dividends (to the extent of net realized short-term gains in excess of net realized long-term capital losses).

The proposed Mergers may pose other tax issues for the NAIF Funds and Acquiring Funds and their shareholders. More generally, in a tax-free Merger, the acquiring fund will succeed to the tax attributes of the target fund, including the target fund’s cost basis in its assets, its unrealized gains and losses and its capital loss

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carryforwards. The combined Fund resulting from each Merger will have tax attributes that reflect a blending of the tax attributes of the respective NAIF and Acquiring Funds at the time of the Merger. A transfer of tax benefits may thus occur if, as a consequence of a Merger, shareholders of one Fund effectively acquire tax benefits of the other Fund, or lose the tax benefits brought to the Merger by their own Fund. Further, the Internal Revenue Code of 1986, as amended (the “Code”) has loss limitation rules that apply whenever a regulated investment company undergoes an “ownership change,” including in connection with a merger. These rules will limit the extent to which a combined fund can use pre-Merger capital losses (including capital loss carryforwards and unrealized losses above a threshold) to offset the combined Fund’s gains. In addition, a NAIF Fund’s capital loss carryforwards (as may be limited under the previously–described rules) are permitted to offset only that portion of a corresponding Acquiring Fund’s gains for the taxable year of a Merger that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Merger (prorated according to the number of days). As a result of the application of these rules, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Merger not occurred. A summary of the effect of these rules on the Funds in each of the Mergers is provided below.

The estimates of the effect of the transfer of tax benefits between two Funds and the loss limitation rules described below are based on hypothetical Mergers of the Funds on October 31, 2009, using data as of October 31 and November 30, 2009, and certain assumptions. The tax impact of a Merger will depend on each participating Fund’s relative tax situation at the time of the Merger, which will be different from the tax situation on October 31 or November 30, 2009, such that the tax impacts described herein may not apply at the time of the Merger. In particular, the amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Mergers will determine the extent to which combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by a combined Fund following a Merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. The tax impact of the Mergers could thus differ substantially from that described below.

Proposed Merger Between the Nicholas-Applegate U.S. Systematic Large Cap Growth Fund and the Allianz NACM Growth Fund. As a result of this proposed Merger, NAIF Fund losses still allowed after the application of the loss limitation rules described above are effectively shared with Acquiring Fund shareholders. Although the NAIF Fund is substantially smaller than the Acquiring Fund, it is possible that its historic losses that remain available after the application of the loss limitation rules will represent a higher percentage of its net assets than is the case for the Acquiring Fund. Therefore, as a result of the “sharing” of the NAIF Fund losses with Acquiring Fund shareholders, if the hypothetical Merger described above had occurred on October 31, 2009, NAIF Fund shareholders would have experienced a modest tax cost as a result of the Merger. The losses of the smaller of the two Funds, the NAIF Fund, would have gone “into limitation” under the Code, and the amount of the NAIF Fund’s historic losses that the combined fund would have been be able to use annually would have been limited. However, the NAIF Fund underwent an ownership change due to shareholder activity on June 19, 2009, which significantly limited the availability of its historic losses to offset gains going forward, and, as a result, the proposed Merger itself would not have had as significant an effect on the combined fund’s ability to use the NAIF Fund’s losses as it would have had absent that change.

Proposed Merger Between the Allianz NACM Emerging Markets Opportunities Fund and the Nicholas-Applegate Emerging Markets Fund. As a result of this proposed Merger, the Acquiring Fund’s much more significant historic losses (both in absolute terms and as a percentage of that Fund’s net assets) and any NAIF Fund losses still allowed after the application of the loss limitation rules described below are effectively shared with the shareholders of the other Fund. If the hypothetical Merger described above had occurred on October 31, 2009, NAIF Fund shareholders would have received a tax benefit from the Merger as a result of the sharing of the more significant historic losses of the Acquiring Fund. When compared with the Acquiring Fund on October 31, 2009, the pre-merger realized losses of the NAIF Fund, the smaller of the two Funds, were comparatively modest relative to the size of the NAIF Fund (at roughly 8% of the NAIF Fund’s assets). As a result, although as a technical matter the losses of the NAIF Fund would have gone “into limitation” under the Code, and their use would have been limited annually, this limitation would not have been likely to materially limit the effective use of those losses.

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Proposed Merger Between the Allianz NACM Global Fund and the Nicholas-Applegate Global Select Fund. The NAIF and Acquiring Funds in this proposed Merger are close in size, and so it cannot be predicted which Fund’s losses will be limited after the Merger. As of October 31, 2009, the NAIF Fund was the smaller of the two Funds. If the NAIF Fund remains the smaller of the two Funds until the Closing Date, the NAIF Fund will go “into limitation,” and the amount of the NAIF Fund’s historic losses that the combined fund will be able to use each year will be limited. As a result of the Merger, the unlimited losses of the larger Fund (as of October 31, 2009, the Acquiring Fund), and the losses of the smaller Fund (as of October 31, 2009, the NAIF Fund) still available for use after the application of the loss limitation rules, will effectively be shared with the shareholders of the other Fund. Because the Funds are similar in size and have historic losses that are similar in proportion to each Fund’s size, the sharing of the Fund’s losses should have only a modest impact.

Please see “C. Information About the Proposed Transaction – 5. Federal Income Tax Consequences” for additional information.

10. Do the procedures for purchasing, redeeming and exchanging shares of the NAIF Funds and Acquiring Funds differ?

The procedures for purchasing and redeeming shares of each Acquiring Fund generally do not differ significantly from the procedures for purchasing and redeeming shares of each NAIF Fund. Subject to investment minimums and other requirements described under “How to Buy and Sell Shares” in Appendix D, investors may buy and sell shares of each Acquiring Fund through a broker, dealer or other financial intermediary or directly from the Allianz Trust on any day that NAV is determined—ordinarily, each day the New York Stock Exchange is open.

Shareholders of the Acquiring Funds have a broader exchange privilege than shareholders of the NAIF Funds and may exchange their shares at net asset value for shares of any series of the Allianz Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds that offers the same class of shares. Under certain circumstances set forth in the Allianz SAI, Acquiring Fund shareholders may also exchange shares at net asset value for shares of a different class. NAIF Fund shareholders may exchange shares for the same class of another series of the NAIF Trust that offers such class. However, the NAIF Trust is expected to be terminated if the Mergers, along with certain other proposed reorganizations and liquidations of NAIF Trust series, are completed.

For more information about purchasing, redeeming and exchanging shares of the Acquiring Funds, please see “How to Buy and Sell Shares” in Appendix D.

11. Will I be able to redeem shares of a NAIF Fund prior to Closing Date of the proposed Mergers?

Yes. Shareholders of a NAIF Fund may redeem their shares at any time prior to the consummation of a Merger. If the Mergers take place, shareholders will still be free at any time to redeem their shares of the applicable Acquiring Fund, for cash at net asset value at the time of such redemption, or to exchange their shares of the Acquiring Fund for a corresponding class of shares of other funds offered by the Allianz Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds at net asset value at the time of such exchange.

12. How will I be notified of the outcome of the vote?

If the proposed Merger of your NAIF Fund is approved by shareholders, you will receive confirmation after the Merger is completed indicating the number of Institutional Class shares of the corresponding Acquiring Fund you are receiving.

13. Will the number of shares I own change?

The number of shares you own may change, but the total net asset value of the shares of an Acquiring Fund you receive will equal the total net asset value of the shares of the corresponding NAIF Fund that you hold at the time of the applicable Merger. Even though the net asset value per share of each Fund may be different, the total net asset value of your holdings (as determined at the time of the Merger) will not change as a result of the Merger.

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14. What shareholder vote is required to approve the proposed Mergers?

Approval of each Merger requires the approval of the holders of a “majority of the outstanding voting securities” of the applicable NAIF Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund. Shareholders of each NAIF Fund will vote on the approval of the applicable Merger separately, and approval of a Merger is not contingent upon approval of any other Merger.

The shareholders of each NAIF Fund will vote on approval of the applicable Merger separately, and approval of one Merger is not contingent on shareholder approval of any other Merger or other transaction.

In the event that a proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the applicable NAIF Fund’s shareholders.

B. PRINCIPAL RISK FACTORS

What are the principal risks of the Acquiring Funds, and how do they compare with those of the corresponding NAIF Fund?

Because each NAIF Fund and the corresponding Acquiring Fund have substantially similar investment strategies, the principal risks of an investment in the Acquiring Fund are generally similar to the principal risks of an investment in the NAIF Fund. One key difference, however, is that the NAIF Funds may engage in securities lending activities while the Acquiring Funds currently do not, and therefore are not subject to the risks implicated by such activities.

Summary descriptions of the principal risks associated with each Acquiring Fund’s principal investment strategies are set forth below. Additional information regarding the risks associated with an investment in each Acquiring Fund is located under “Summary of Principal Risks” in Appendix B and “Characteristics and Risks of Securities and Investment Techniques” in Appendix D. There is no guarantee that an Acquiring Fund will achieve its investment objective. It is possible to lose money on an investment in an Acquiring Fund. An investment in an Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allianz NACM Emerging Markets Opportunities Fund

Management Risk, Issuer Risk, Market Risk. The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk, Smaller Company Risk. Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk.

Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk. Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities’ values may also fluctuate with currency exchange rates.

Credit Risk. An issuer or counterparty may default on obligations.

Derivatives Risk. Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

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Focused Investment Risk. Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk. Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Allianz NACM Global Fund

Management Risk, Issuer Risk, Market Risk. The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk, Smaller Company Risk. Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk.

Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk. Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities’ values may also fluctuate with currency exchange rates.

Credit Risk. An issuer or counterparty may default on obligations.

Derivatives Risk. Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk. Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk. Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Allianz NACM Growth Fund

Management Risk, Issuer Risk, Market Risk. The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk. Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

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Credit Risk. An issuer or counterparty may default on obligations.

Focused Investment Risk. Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

C. INFORMATION ABOUT THE PROPOSED MERGERS

1. Summary of the Terms of the Merger of each NAIF Fund into the corresponding Acquiring Fund

The shareholders of each NAIF Fund are being asked to approve a proposed Merger of the NAIF Fund into the corresponding Acquiring Fund pursuant to a separate Agreement and Plan of Reorganization for each Merger (each an “Agreement”). The following is a brief summary of the principal terms of each Agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement, you should read Appendix A.

Each Agreement provides, among other things, for the transfer of all the assets of the applicable NAIF Fund to the corresponding Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all the liabilities of the NAIF Fund and (ii) the issuance to the NAIF Fund of Institutional Class shares of the Acquiring Fund (as defined previously, the “Merger Shares”) with an aggregate net asset value equal to the aggregate net asset value of the Class I, Class II or Class R shares (as applicable) of the NAIF Fund then outstanding, all as of the Valuation Time (defined in the Agreement to be as of 4:00 p.m., Eastern time, on [March 26], 2010, or such other date as may be mutually agreed upon by the NAIF Trust and the Allianz Trust (the “Valuation Date”)). After receipt of the Merger Shares, the NAIF Fund will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the NAIF Fund. Each Class I, Class II or Class R shareholder (as applicable) of the NAIF Fund will receive a number of full and fractional Merger Shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the NAIF Fund shares owned by the shareholder immediately prior to the Merger. The distribution of the Merger Shares will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the NAIF Fund’s shareholders, with each account representing the respective number of full and fractional Merger Shares issued to such shareholder. The Allianz Trust does not expect to issue share certificates with respect to the Acquiring Funds.

The Trustees of the NAIF Trust have voted unanimously to approve each proposed Merger. The Trustees recommend that shareholders of each NAIF Fund also approve the applicable proposed Merger. The actions contemplated by each Agreement and the related matters described therein with respect to a Merger will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the applicable NAIF Fund.

Due to the significant similarities between the portfolios of each NAIF Fund and the corresponding Acquiring Fund, Allianz Global Fund Management does not expect that the Funds will make any significant dispositions of securities in connection with the proposed Mergers.

In the event that a proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the applicable NAIF Fund’s shareholders.

2. Description of Merger Shares.

Merger Shares of each Acquiring Fund will be issued to shareholders of the corresponding NAIF Fund in accordance with the applicable Agreement. The Merger Shares are Institutional Class shares of the applicable Acquiring Fund. The following summarizes key information about Institutional Class shares to help you make your investment decision.

•	You do not pay an initial sales charge when you buy Institutional Class shares. The full amount of your purchase payment is invested initially.

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•	Institutional Class shares are not subject to a contingent deferred sales charge.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

•	Shares of the Acquiring Funds are not subject to a redemption fee.

3. Trustees’ Considerations Relating to the Proposed Mergers.

The Board of Trustees of the NAIF Trust, including a majority of the Independent Trustees, approved each Merger at a meeting held on November 13, 2009. The Independent Trustees of the NAIF Trust were represented by counsel independent of NACM and Allianz Global Fund Management throughout their deliberations.

In approving each Merger, the Trustees of the NAIF Trust determined that each NAIF Fund’s participation in the applicable Merger would be in the best interests of the NAIF Fund, and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The principal factors considered by the Trustees in recommending that shareholders approve the Merger were as follows:

•

The Trustees considered that the NAIF Funds have encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, their ongoing viability is uncertain. The Trustees further considered that the Acquiring Funds distribute their shares through certain channels (including retail channels) in which the NAIF Funds do not have a presence, and that this larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

•

The Trustees considered the financial resources and stability of Allianz Global Fund Management, and the distribution capacities and resources of Allianz Global Investors Distributors LLC, the Acquiring Funds’ principal underwriter.

•

The Trustees considered that the Mergers would give shareholders broader exchange privileges among funds because shareholders of the Acquiring Funds may exchange into other series of the Allianz Trust, Allianz Funds Multi-Strategy Trust (an affiliated trust consisting of equity funds) and PIMCO Funds (an affiliated trust consisting primarily of fixed income funds).

•

The Trustees considered that the investment objective, policies and strategies of each NAIF Fund are substantially similar to those of the corresponding Acquiring Fund and that the portfolio of the Acquiring Fund would be managed by the same NACM personnel and in accordance with substantially similar investment strategies and techniques utilized in the management of the NAIF Fund’s portfolio prior to the applicable Merger. For these reasons, the Trustees believe an investment in each Acquiring Fund would provide shareholders with an investment opportunity substantially similar to that currently offered by the corresponding NAIF Fund.

•

The Trustees considered that the NAIF Funds and Acquiring Funds feature a “unitary” administrative fee structure by which the investment adviser, in its capacity as administrator, provides or procures administrative services for the Funds, and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, in return for a fixed annual administrative fee.

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•

The Trustees considered that the expense ratios of the Merger Shares issued by each Acquiring Fund will be equal to or lower than the current gross expense ratios of the corresponding NAIF Fund shares for which they will be exchanged. The Trustees noted that in the case of the Allianz NACM Emerging Markets Opportunities Fund, this was due to a expense waiver agreed to by Allianz Global Fund Management, after the expiration of which on March 31, 2011, the expense ratio of the Merger Shares would be higher than the NAIF Fund shares. The Trustees also noted that the NAIF Funds have “fee offset” arrangements in place that reduce the Fund’s operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the NAIF Funds to receive less income. The Trustees also noted that the Acquiring Funds will not have any such fee offset arrangements, and therefore the net annual operating expenses for Merger Shares (taking into effect such fee offset arrangements) issued by the Acquiring Funds will in some cases be higher than those of the corresponding NAIF Fund shares exchanged in the Merger.

•

The Trustees considered that: (i) shareholders of the NAIF Funds will bear none of the expenses associated with the Mergers (other than any brokerage costs, commissions, transfer taxes and similar expenses, and registration fees); and (ii) the Mergers will permit NAIF Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

•

The Trustees considered that the Mergers are proposed in connection with the merger or liquidation of all series of the NAIF Trust and the subsequent deregistration of the NAIF Trust as an investment company.

At a meeting held on December 9, 2009, the Board of Trustees of the Allianz Trust also approved each Merger. However, no approval by Acquiring Fund shareholders is required to consummate each Merger.

4. Expenses of the Mergers

Allianz Global Fund Management and/or its affiliates, and not the NAIF Funds and their shareholders nor the Acquiring Funds and their shareholders, will bear the proxy preparation and solicitation costs of the Mergers and the other expenses of the Mergers, except that each NAIF Fund and the corresponding Acquiring Fund shall bear its respective registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by them in connection with the applicable Merger, including any costs and expenses incurred in connection with any liquidation of assets contemplated by the Merger (which are expected to be minimal).

5. U.S. Federal Income Tax Consequences

As a condition to the NAIF Funds’ obligation to consummate the Mergers, each NAIF Fund will receive an opinion from Ropes & Gray LLP, counsel to the Allianz Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, while the matter is not free from doubt, generally for U.S. federal income tax purposes, except as noted below:

(i)	the acquisition by the Acquiring Fund of the corresponding NAIF Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the NAIF Fund’s liabilities followed by the distribution by the NAIF Fund to its shareholders of shares of the Acquiring Fund in complete liquidation of the NAIF Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets transferred to the Acquiring Fund p in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the corresponding NAIF Fund, pursuant to the Agreement;

(iii)	under Section 362(b) of the Code, each Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the corresponding NAIF Fund will be the same as the NAIF Fund’s tax basis in such assets immediately prior to such exchange;

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(iv)	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets it receives from the NAIF Fund will include the NAIF Fund’s holding periods in such assets;

(v)	under Section 361 of the Code, no gain or loss will be recognized by the NAIF Fund upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the NAIF Fund’s liabilities, or upon the distribution of the Merger Shares by the NAIF Fund to its shareholders in liquidation;

(vi)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the NAIF Fund upon the exchange of their shares of the NAIF Fund for Merger Shares;

(vii)	under Section 358 of the Code, the aggregate tax basis of the Merger Shares that a shareholder of the NAIF Fund receives in exchange for his or her NAIF Fund shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor;

(viii)	under Section 1223(1) of the Code, a NAIF Fund shareholder’s holding period for the Merger Shares received pursuant to the applicable Agreement will be determined by including the shareholder’s holding period for the NAIF Fund shares exchanged therefor, provided that the shareholder held such NAIF Fund shares as capital assets; and

(ix)	the Acquiring Fund will succeed to and take into account the items of the NAIF Fund described in Section 381(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray will express no view with respect to the effect of any Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of the NAIF Trust and the Allianz Trust and will also be based on customary assumptions and may be subject to certain qualifications. Each opinion will also state that there is no guarantee that the tax consequences of each Merger will be as described above.

The Allianz Trust will file the tax opinions with the SEC shortly after the completion of the proposed Mergers. This summary of the U.S. federal income tax consequences of the proposed Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed Mergers, including the applicability and effect of state, local or non-U.S. tax laws.

6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders.

Certain differences between the NAIF Trust’s Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and the NAIF Trust’s Amended Bylaws (the “NAIF Bylaws”), on the one hand, and the Allianz Trust’s Fifth Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and the Allianz Trust’s Fifth Amended and Restated Bylaws (the “Allianz Trust Bylaws”), on the other, as relating to shareholder voting rights, are summarized below:

Shareholder Voting Requirements—Generally. Under the Delaware Statutory Trust Act (the “Delaware Act”) and the NAIF Declaration and NAIF Bylaws, shareholder voting rights with respect to the NAIF Trust are limited to only (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the NAIF Trust, (iv) the approval of any merger, consolidation or sale of assets of the NAIF Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the NAIF Trust and (vi) such additional matters relating to the NAIF Trust as may be required by the 1940 Act, the Delaware Act or any other applicable law, and as and when the Trustees may consider necessary or desirable. The Allianz Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the

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Allianz Bylaws. The Allianz Bylaws in turn provide details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the Allianz Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust or any series or class of shares (unless termination is effected by written notice from the Trustees), (iv) with respect to amendments to the Allianz Declaration which may adversely affect the rights of shareholders, (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Declaration, the Allianz Bylaws or any registration of the Allianz Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Both the NAIF Bylaws and the Allianz Bylaws may be amended by the Trustees without shareholder consent.

The NAIF Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the NAIF Declaration, shareholders of one-third of the shares of the NAIF Trust (or class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the NAIF Trust (or class or series thereof) constitutes the action of the shareholders, unless otherwise required by the 1940 Act or other applicable law. The NAIF Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder’s interest in the NAIF Trust by reducing the amount payable thereon upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized to do so by the vote of shareholders holding a majority of the shares (as defined in the 1940 Act) of the NAIF Trust.

Under the Allianz Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law, shares will be voted in the aggregate and not by individual series, or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The Allianz Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The Allianz Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the Allianz Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Allianz Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the Allianz Bylaws and the NAIF Declaration allow for action by written consent of shareholders.

Shareholder Voting Requirements—Extraordinary Actions. Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of the trustees and beneficial owners of the statutory trust. The NAIF Declaration requires the approval of a majority of the Trustees and either (i) an affirmative vote by the shareholders holding (a) more than 67% of the shares of the NAIF Trust (or class or series thereof) present or represented at a shareholders’ meeting, provided that shareholders holding more than 50% of

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the shares of the NAIF Trust are present or represented by proxy at that meeting, or (b) more than 50% of the shares of the NAIF Trust (or class or series thereof), or (ii) in writing without a meeting, consented to by the shareholders of not less than 50% of the shares of the NAIF Trust (or class or series thereof) in order to effect a merger or consolidation or sale of all or substantially all of the assets of the NAIF Trust, or any series or class thereof, as the case may be. The NAIF Declaration provides that the NAIF Trust may be terminated (i) by the affirmative vote of shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders holding two-thirds of the shares in the NAIF Trust or (iii) by the Trustees upon written notice to the shareholders. The NAIF Declaration provides that it may be amended, except as discussed above under “Shareholder Voting Requirements—Generally,” by the written consent or vote of a majority of the Trustees.

Neither the Allianz Declaration nor the Allianz Bylaws require any shareholder vote to approve extraordinary actions of the Allianz Trust. However, under the Allianz Bylaws, shareholders would be entitled to vote on such matters if the Allianz Trust’s Trustees deem a shareholder vote to be necessary or desirable. There can be no assurance that the Allianz Trust’s Trustees would reach a conclusion that it would be necessary or desirable for shareholders to approve or disapprove a merger where a series of the Allianz Trust was not the survivor in the future or that they would do so in all cases.

It is not expected that any of the Trustees of the NAIF Trust, who currently serve as the Trustees of the NAIF Funds, will serve on the Board of Trustees of the Allianz Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the applicable assets subsequent to the Mergers.

For a discussion of the principal differences between the between the legal structures of the NAIF Trust and the Allianz Trust, please see Appendix F (“Comparison of Legal Structures and Organizational Documents”).

7. Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis the capitalization of each NAIF Fund and Acquiring Fund as of June 30, 2009, and for each Acquiring Fund on a pro forma combined basis, giving effect to the applicable proposed Merger as of that date:

	Amounts in thousands, except per share amounts
Dollar Figures in 000s	Nicholas-Applegate Emerging Markets Opportunities Fund	Allianz NACM Emerging Markets Opportunities Fund	Pro Forma Adjustment	Allianz NACM Emerging Markets Opportunities Fund Pro Forma Combined*
Net Assets
Class I	$11,255	N/A	$(11,255)	N/A
Class II	$27,246	N/A	$(27,246)	N/A
Institutional Class	N/A	$18,152	$38,501	$56,653
Net Asset Value per Share
Class I	$6.87	N/A		N/A
Class II	$6.91	N/A		N/A
Institutional Class	N/A	$17.41		$17.41
Shares Outstanding
Class I	1,638	N/A	(1,638)	N/A
Class II	3,942	N/A	(3,942)	N/A
Institutional Class	N/A	1,043	2,211	3,254

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	Amounts in thousands, except per share amounts
	Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund	Pro Forma Adjustment	Allianz NACM Global Fund Pro Forma Combined*
Net Assets
Class I	$17,142	N/A	$(17,142)	N/A
Class II	$3,498	N/A	$(3,498)	N/A
Institutional Class	N/A	$16	$20,640	$20,656
Net Asset Value per Share
Class I	$0.38	N/A		N/A
Class II	$0.59	N/A		N/A
Institutional Class	N/A	$12.08		$12.08
Shares Outstanding
Class I	45,520	N/A	(45,520)	N/A
Class II	5,890	N/A	(5,890)	N/A
Institutional Class	N/A	1	1,709	1,710

	Amounts in thousands, except per share amounts
	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund	Pro Forma Adjustment	Allianz NACM Growth Fund Pro Forma Combined*
Net Assets
Class I	$868	N/A	$(868)	N/A
Class R	$3,856	N/A	$(3,856)	N/A
Institutional Class	N/A	$18,595	$4,724	$23,319
Net Asset Value per Share
Class I	$14.23	N/A		N/A
Class R	$13.90	N/A		N/A
Institutional Class	N/A	$10.29		$10.29
Shares Outstanding
Class I	61	N/A	(61)	N/A
Class R	277	N/A	(277)	N/A
Institutional Class	N/A	1,806	460	2,266

*	The pro forma information assumes each Merger was consummated on June 30, 2009, and is for informational purposes only. No assurance can be given as to how many shares of each Acquiring Fund will be received by the shareholders of the corresponding NAIF Fund on the actual date of the applicable Merger, and the foregoing should not be relied upon to predict the number of shares of the Acquiring Fund that actually will be received on or after such date.

D. INFORMATION ABOUT THE NAIF FUNDS AND THE ACQUIRING FUNDS

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a NAIF Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Financial Highlights

Financial Highlights for the NAIF Funds and the Acquiring Funds are included in Appendix E.

Other Information

Additional information applicable to each NAIF Fund is incorporated by reference from the NAIF Fund Prospectus (File No. 333-71469). Additional information applicable to each NAIF Fund can also be found in the statement of additional information relating to the NAIF Fund, dated August 1, 2009.

Additional information applicable to each Acquiring Fund is included in Appendix B (“Investment Objective, Principal Investment Strategies, and Principal Investments of the Acquiring Funds and Related Principal Risks”), Appendix C (“Comparison of Fundamental Investment Restrictions”), Appendix D (“Additional Information About the Funds”) and Appendix F (“Comparison of Legal Structure and Organizational Documents”). Additional information applicable to each Acquiring Fund can also be found in the Merger SAI, dated [•], 2010.

E. VOTING INFORMATION

Required Vote for the Proposals

Approval of each Merger requires the approval of the holders of a majority of the outstanding voting securities of the applicable NAIF Fund in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund. No vote of shareholders of any Acquiring Fund is needed to approve a Merger.

Record Date; Quorum, Adjournments and Methods of Tabulation

Shareholders of each NAIF Fund as of [RECORD DATE], 2010, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of one-third of the shares of a NAIF Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the NAIF Fund at the Meeting. However, pursuant to the approval requirements specified in the 1940 Act and set forth above under “Required Vote for the Proposal,” in order for each Merger to be approved, more than 50% of the applicable NAIF Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation that is received by the Secretary of the NAIF Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the NAIF Trust as tellers for the Meeting. Tellers will count the total number of votes cast “for” approval of each Merger proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the proposal.

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The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the NAIF Trust, and officers and employees of NACM, its affiliates and other representatives and agents of the NAIF Trust and representatives of broker-dealers and other financial intermediaries. The NAIF Trust does not expect to retain a third-party solicitor in connection with seeking shareholder approval for the Mergers. Instead NACM intends to solicit shareholder approval in its capacity as administrator to the NAIF Funds. Any costs of the Meeting will be borne by Allianz Global Fund Management, NACM or their affiliates and not by the NAIF Funds or the Acquiring Funds.

Adjournments. In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal and will not vote any proxies that direct them to abstain from voting on the proposal.

The costs of any additional solicitation and of any adjourned session will be borne by Allianz Global Fund Management or its affiliates. A proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Electronic Voting. In addition to voting by mail, Fund shareholders may also give their voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. Fund shareholders may give voting instructions over the telephone by calling [PHONE]. A representative of NACM will answer shareholder calls. When receiving shareholder instructions by telephone, the representative will ask the shareholder for certain identifying information. If the information provided matches the information provided to NACM by the NAIF Trust, then the representative will explain the proxy process. A solicitor is not permitted to recommend to shareholders how to vote, other than to read any recommendation included in the proxy statement. The solicitor will record shareholder instructions and transmit them to the official tabulator.

As the Meeting date approaches, shareholders may receive a call from a representative of NACM if the NAIF Trust has not yet received their vote. The representative may ask shareholders for authority, by telephone or by electronically transmitted instructions, to permit the solicitor to sign a proxy on their behalf. The solicitor will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the NAIF Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile. If shareholders wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, shareholders can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or they can attend the Meeting in person.

The table below shows the number of issued and outstanding voting shares of each NAIF Fund as of [RECORD DATE], 2010.

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Fund and Class of Fund Shares	Number of Shares Outstanding and Entitled to Vote
Nicholas-Applegate Emerging Markets Fund
Class I
Class II
Nicholas-Applegate Global Select Fund
Class I
Class II
Nicholas-Applegate U.S. Systematic Large Cap Value Fund
Class I
Class R

As of [RECORD DATE], 2010, to the best knowledge of the NAIF Funds and the Acquiring Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of a NAIF Fund or an Acquiring Fund:

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger

As of [RECORD DATE], 2010, the officers and Trustees of the NAIF Trust as a group and of the Allianz Trust as a group owned less than 1% of the outstanding shares of each NAIF Fund and each Acquiring Fund, respectively, both beneficially and of record.

The votes of the shareholders of the Acquiring Funds are not being solicited because their approval or consent is not necessary for this transaction.

Shareholder Proposals at Future Meetings

The NAIF Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the NAIF Trust must be received by the NAIF Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Nicholas-Applegate Institutional Funds, 600 West Broadway, 30th Floor, San Diego, California 92101.

Other Matters

The NAIF Funds are not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

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Appendix A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [—] , 2009, by and between Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “Acquired Fund Trust”) established under the Amended and Restated Agreement and Declaration of Trust dated April 22, 1999, as amended (the “Acquired Fund Trust Declaration of Trust”), on behalf of its series the Nicholas-Applegate [                    ] Fund (the “Acquired Fund”), and Allianz Funds, a Massachusetts business trust (the “Acquiring Fund Trust” and, together with the Acquired Fund Trust, the “Trusts”) established under the Fifth Amended and Restated Agreement and Declaration of Trust dated July 16, 2007 (the “Acquiring Fund Trust Declaration of Trust”), on behalf of its Allianz [                    ] Fund (the “Acquiring Fund”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the Class I shares, Class II shares [and Class R shares] of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to such Class I shares, Class II shares [and Class R shares] of the Acquired Fund on such date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class I, Class II [and Class R] shareholders of record as of the Exchange Date, the full and fractional Merger Shares; each shareholder being entitled to receive that proportion of such Merger Shares which the aggregate net asset value of Class I, Class II, [and/or Class R] shares of beneficial interest of the Acquired Fund held by such shareholder bears to the aggregate net asset value of all Class I, Class II [and Class R] shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Acquired Fund Trust Declaration of Trust, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund Trust, on behalf of the Acquired Fund, that:

a. The Acquiring Fund is a duly established and designated series of shares of the Acquiring Fund Trust, an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust or the Acquiring Fund. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Acquiring Fund Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended June 30, 2009, audited by PricewaterhouseCoopers LLP, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the semi-annual period ended December 31, 2009, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquiring Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), previously furnished to the Acquired Fund, did not as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust (with respect to the Acquiring Fund), which assert liability on the part of the Acquiring Fund Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2009, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2009, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books, and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised; and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement (as defined in Section 1(o)), the Acquired Fund Proxy Statement (as defined in Section (1)(o)), the Acquiring Fund Prospectus or the registration statement on Form N-1A of the Acquiring Fund Trust.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund, and no shareholder of the Acquiring Fund Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund. Neither the Acquiring Fund Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Acquiring Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder (the “Registration Statement”), and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund Trust and the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Acquiring Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund Trust, on behalf of the Acquiring Fund, that:

a. The Acquired Fund is a duly established and designated series of shares of the Acquired Fund Trust, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or the Acquired Fund. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Acquired Fund Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended March 31, 2009, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the semi-annual period ended September 30, 2009, audited by PricewaterhouseCoopers LLP, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquired Fund each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquired Fund Prospectus”) previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Acquired Fund Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 2 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund Trust or the Acquired Fund. The Acquired Fund Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Acquired Fund Proxy Statement, the Acquired Fund Prospectus or the registration statement on Form N-1A of the Acquired Fund Trust.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of September 30, 2009, referred to in Section 2(c) hereof, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2009, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquired Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books, and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of September 30, 2009, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, (i) all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws and (ii) as of the date hereof and on the Exchange Date, the only classes of shares of the Acquired Fund issued and outstanding will be Class I, Class II [and Class R] shares.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Acquired Fund Prospectus, non-assessable by the Acquired Fund Trust or the Acquired Fund. Neither the Acquired Fund Trust nor the Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except for any conversion rights set forth in the Acquired Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Registration Statement and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Acquired Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

r. The Acquired Fund Trust shall fully cooperate with the Acquiring Fund Trust in connection with the preparation and filing of tax returns of the Acquired Fund or the Acquiring Fund for (i) tax periods ending prior to the Exchange Date for which the return is not yet due as of the Exchange Date, and (ii) tax periods including the Exchange Date. The Acquired Fund Trust shall provide such cooperation, which shall include providing reasonable access to its records, at the request of the Acquiring Fund Trust and without any additional consideration therefor, until such returns have been filed and accepted.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(i) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class I, Class II [and Class R] shares of the Acquired Fund.

b. The Acquired Fund Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, as of 9:00 a.m. Eastern time on [                    ], 2010 or at such other location, time and date agreed to by the Acquiring Fund Trust and the Acquired Fund Trust, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on [                    ], 2010 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund Trust and the Acquired Fund Trust; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class I shares, Class II shares [and Class R] shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares, Class II shares [and Class R] shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class I shares, Class II shares [and Class R] shares of the Acquired Fund and the value of the liabilities attributable to the Class I shares, Class II shares [and Class R] shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities attributable to the Class I shares, Class II shares [and Class R] shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Merger Shares have been credited to open accounts in the names of Acquired Fund shareholders as provided in this Section 5.

g. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meeting of Shareholders; Dissolution.

a. The Acquired Fund Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission.

c. The Acquired Fund Trust agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Acquired Fund Trust Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2009, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and each of the Acquired Fund Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, other than as disclosed on Schedule 2 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Acquired Fund Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund Trust is a Delaware statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Acquired Fund Trust and has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquired Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Acquired Fund Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquired Fund Trust Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquired Fund Trust, including certificates with respect to investment restrictions contained in the Acquired Fund Trust Declaration of Trust, Acquired Fund Trust Bylaws or then-current prospectuses or statement of additional information.

e. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund Trust, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, while the matter is not free from doubt, generally for U.S. federal income tax purposes except as noted below: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of the Assets will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) under Section 1223(2) of the Code, the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation; (vi) under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that an Acquired Fund shareholder receives in exchange for Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; (viii) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may be based upon certain factual representations made by the officers of the Acquired Fund and the Acquiring Fund and customary assumptions and may be subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquiring Fund Trust Bylaws”), or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Exchange Date.

g. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. All actions taken by the Acquired Fund Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of its investment company taxable income (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, in each case for both current (which will end on the Exchange Date) and immediately preceding taxable years.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request, and a copy of the tax books and records of Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquiring Fund after the Exchange Date.

k. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2009, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Acquiring Fund Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in the Acquiring Fund Trust Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund Trust or the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Acquiring Fund Trust and has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquiring Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust Declaration of Trust or Acquiring Fund Trust Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquiring Fund Trust, including certificates with respect to investment restrictions contained in the Acquiring Fund Trust Declaration of Trust, Acquiring Fund Trust Bylaws or then-current prospectuses or statement of additional information.

f. The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(e)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will state that its conclusions are not free from doubt. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based upon certain factual representations made by officers of the Acquired Fund and the Acquiring Fund and customary assumptions and is subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. The Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquiring Fund Trust, threatened by the Commission.

h. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

i. All actions taken by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Kirkpatrick & Lockhart Preston Gates Ellis LLP.

j. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

k. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

l. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

m. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Acquiring Fund Trust and the trustees and officers of the Acquiring Fund Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment, or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Acquired Fund Trust and the trustees and officers of the Acquired Fund Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund Trust or the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Acquired Fund Trust or the Acquiring Fund Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of each Trust on behalf of each Fund, terminate this Agreement prior to the Exchange Date. This Agreement may be terminated by resolution of the Board of Trustees of the Acquiring Fund Trust or the Board of Trustees of the Acquired Fund Trust at any time on or prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the Agreement. If the transactions contemplated by this Agreement have not been substantially completed by [September 30, 2010], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants. Each of the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, further agrees to the following:

a. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ALLIANZ [                    ] FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

b. Unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Acquired Fund Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver. At any time on or prior to the Exchange Date, each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by courier or certified mail addressed to the Acquired Fund Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 (fax: 619-687-8138) and to the Acquiring Fund Trust at 1345 Avenue of the Americas, New York, NY 10105 (fax: 212-739-4222).

20. Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Further Assurances. Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24. Declarations of Trust. A copy of the Acquiring Fund Trust Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquiring Fund Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund Trust individually but are binding only upon the assets and property of the Acquiring Fund.

Notice is hereby given that this instrument is executed on behalf of the trustees of the Acquired Fund Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquired Fund Trust individually but are binding only upon the assets and property of the Acquired Fund.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS, on behalf of its Allianz NACM Growth Fund

By:
Name: E. Blake Moore, Jr.
Title: President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, on behalf of its Nicholas-Applegate U.S. Systematic Large Cap Growth Fund

By:
Name: E. Blake Moore, Jr.
Title: President

Agreed and accepted as to Section 6 only: ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name: Brian S. Shlissel
Title: Executive Vice President

[Signature Page to Agreement and Plan of Reorganization]

SCHEDULE 1

This Schedule 1 is being furnished by Allianz NACM Growth Fund, a series of Allianz Funds (for purposes of this Schedule 1, the “Trust”), to Nicholas-Applegate U.S. Systematic Large Cap Growth Fund, a series of Nicholas-Applegate Institutional Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in this Agreement.

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

[Schedule 1 to Agreement and Plan of Reorganization]

It is possible that these matters and/or other developments resulting from these matters could result in increased Trust fund redemptions or other adverse consequences to the funds of the A Trust. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the funds of the Trust or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds of the Trust.

The foregoing speaks only as of the date of this Agreement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the funds of the Trust or on the ability of Allianz Global Fund Management, any sub-adviser or AGID to perform their respective contracts with respect to the funds of the Trust.

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SCHEDULE 2

This Schedule 2 is being furnished by Nicholas-Applegate U.S. Systematic Large Cap Growth Fund, a series of Nicholas-Applegate Institutional Funds (for purposes of this Schedule 2, the “Trust”), to Allianz NACM Growth Fund, a series of Allianz Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 2 shall have the same meanings assigned to them in this Agreement.

[To be provided]

[Schedule 2 to Agreement and Plan of Reorganization]

Appendix B

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES

AND PRINCIPAL INVESTMENTS OF THE FUNDS

AND RELATED PRINCIPAL RISKS

For information about the investment objective, principal investment strategies and principal investments of the NAIF Funds and related principal risks, please see the Fund Summaries of the applicable NAIF Fund and “Principal Strategies, Risks and Other Information” in the prospectus of the NAIF Funds dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix B, references to the “Funds” or a “Fund” mean the Acquiring Funds or an Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provide more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of each Fund, and of each other series of Allianz Funds, should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” in Appendix D for more information about these limitations.

It is possible to lose money on an investment in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Allianz NACM Emerging Markets Opportunities Fund

Investment Objective: Seeks maximum long-term capital appreciation	Fund Focus: Emerging market stocks	Approximate Primary Capitalization Range: All capitalizations

Fund Category: International Stocks	Approximate Number of Holdings: 100-150	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets - that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with

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NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Allianz NACM Global Fund

Investment Objective: Seeks maximum long-term capital appreciation	Fund Focus: Equity securities of U.S. and non-U.S. companies	Approximate Primary Capitalization Range: All capitalizations

Fund Category: Global Stocks	Approximate Number of Holdings: 50-100	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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Principal Risks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Allianz NACM Global Fund

Investment Objective: Seeks long-term capital appreciation	Fund Focus: Growth Equity Securities	Approximate Primary Capitalization Range: Same as the Russell 1000 Growth Index

Fund Category: Growth Stocks	Approximate Number of Holdings: 50-80	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” in Appendix D. That section and “Investment Objectives and Policies” in the Allianz SAI also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Credit Risk. A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk. Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in Appendix D and described in more detail under “Investment Objectives and Policies” in the Trust SAI. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk. A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political,

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technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk. Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk. Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it

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would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Allianz Global Fund Management, NACM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Non-U.S. Investment Risk. A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

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Smaller Company Risk. The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk. A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds. In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

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Appendix C

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

NAIF Funds	Acquiring Funds

1.      (All NAIF Funds) May not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund’s total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

2.      (All NAIF Funds) May not purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.      (All NAIF Funds) May not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities.

1. (All Acquiring Funds) May not concentrate more than 25% of the value of its total assets in any one industry.

4. (All NAIF Funds) May not purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

2.      (All Acquiring Funds) May not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

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NAIF Funds	Acquiring Funds

5.      (All NAIF Funds) May not make commercial loans of money, except that a Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

3.      (All Acquiring Funds) May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

6.      (All NAIF Funds) May not borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

4. (All Acquiring Funds) May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

7.      (All NAIF Funds) May not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and non-U.S. currency transactions.

5.      (Allianz NACM Growth Fund, Allianz NACM Global Fund) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (4) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

8. (All NAIF Funds) May not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.      (All Acquiring Funds) May not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

9. (All NAIF Funds) May not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

10.    (All NAIF Funds) May not purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

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NAIF Funds	Acquiring Funds
11. (Nicholas-Applegate U.S. Systematic Large Cap Growth Fund) May not engage in short sales, except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

12.    (All NAIF Funds) May not invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

13.    (All NAIF Funds) May not issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and non-U.S. currency transactions.

7. (All Acquiring Funds) May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

14.    (All NAIF Funds) May not enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

8.      (All Acquiring Funds) May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

15.    (Nicholas-Applegate U.S. Systematic Large Cap Growth Fund) May not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund’s net assets would be hedged; and (iv) not more than 25% of a Fund’s net assets are used as cover for options written by the Fund.

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Appendix D

ADDITIONAL INFORMATION ABOUT THE FUNDS

For additional information about the NAIF Funds, please see the Prospectus of the NAIF Funds dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix D, references to the “Funds” or a “Fund” mean the Acquiring Funds or an Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of Allianz Funds’ (the “Trust’s”) Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2009, the Adviser and its investment management affiliates had approximately $983.8 billion in assets under management.

The Adviser has retained Nicholas-Applegate Capital Management LLC (“NACM,” “Nicholas-Applegate” or the “Sub-Adviser”) to manage each Fund’s investments. See “Sub-Adviser” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees

Each Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. See “Administrative Fees” below. While each Fund pays a fee under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure as described in more detail below. Allianz Global Fund Management, as the investment manager and administrator, provides both the advisory and administrative services to the Funds. Although provided under separate agreements, together these services are essential to the daily operations of the Funds. The Management Fees shown in the Annual Fund Operating Expenses tables under “A. Overview” in the Prospectus/Proxy Statement reflect the combination of an advisory fee and an administrative fee under these two agreements.

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Advisory Fees. Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Fund	Advisory Fees
NACM Growth Fund	0.50%
NACM Global Fund	0.70%
NACM Emerging Markets Opportunities Fund	0.90%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreements between Allianz Global Fund Management and NACM is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2008.

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Administrative Fees. Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Institutional Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Administrator generally earns a profit on the administrative fee, although this may not be the case for relatively small Funds. The profit generally increases as Funds grow in asset size. Also, under the terms of the administration agreement, the Administrator, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Institutional Class shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional Class shares):

Allianz Fund	Administrative Fees
NACM Emerging Markets Opportunities Fund	0.40%
NACM Global Fund	0.35%
NACM Growth Fund	0.30%

The total Administrative Fee rate for NACM Emerging Markets Opportunities shall be reduced according to the following schedule, based on the Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The total Administrative Fee rate for NACM Global Fund shall be reduced according to the following schedule, based on the Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The total Administrative Fee rate for NACM Growth Fund shall be reduced according to the following schedule, based on the Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

For the fiscal year ended June 30, 2009, the Funds paid the Administrator monthly administrative fees for the Institutional Class shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately, taking into account the effect of breakpoints):

Allianz Fund	Institutional Class
NACM Emerging Markets Opportunities Fund	0.45%
NACM Global Fund	0.35%
NACM Growth Fund	0.25%

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Payments to Service Agents and Financial Service Firms. Allianz Global Investors Distributors LLC (the “Distributor”), the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third-party administrators) for providing sub-transfer agency and other administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm, and any such variations do not alter the amount of Administrative fees paid by the Funds to the Administrator.

For Institutional Class shares that are held through intermediaries, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts to service agents for providing the services described above.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. If no such payments are made with respect to certain shares (e.g., because they are held directly at the transfer agent without a financial intermediary), there is no corresponding reduction in the amount of administrative fees paid to the Administrator. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Sub-Adviser

Nicholas-Applegate Capital Management LLC (“NACM,” “Nicholas-Applegate” or the “Sub-Adviser”), located at 600 West Broadway, San Diego, CA 94111, has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

The following provides additional information about NACM and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information of the Trust dated November 1, 2009 (the “Trust SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage (under “Management of the Trust—Portfolio Management Agreements—Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest—NACM”).

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nicholas-Applegate Holdings LLC, which, in turn, is wholly owned by AGI Management Partners, which, in turn, is wholly owned by Allianz. Nicholas-Applegate Holdings LLC is the sole member of Nicholas-Applegate. As of September 30, 2009, Nicholas-Applegate had approximately $9.79 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Emerging Markets Opportunities Fund	Kunal Ghosh	2007	Senior Vice President and Portfolio Manager for the Nicholas-Applegate International Systematic strategies. Prior to joining Nicholas-Applegate in 2006, Mr. Ghosh was a research associate and portfolio manager at Barclays Global Investors from 2003 to 2006. Prior to joining Barclays Global Investors in 2003, Mr. Ghosh spent one year as a quantitative analyst for the Cayuga Hedge Fund and three years as an engineer at Delphi Corporation (formerly Delphi Automotive Systems). He has 4 years of investment experience.

	Steven Tael, Ph.D., CFA	2007	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has 11 years of investment experience.

NACM Global Fund	Christopher A. Herrera	2006	Mr. Herrera is a Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers. Mr. Herrera earned his M.B.A. from the Haas School of Business at the University of California, Berkeley and graduated cum laude with a B.S. in business administration from the University of Southern California. Mr. Herrera is a Robert Toigo Foundation Fellow and a Consortium for Graduate Study in Management Fellow. He has 12 years of investment industry experience.

	Nelson Shing	2007	Mr. Shing is a Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2003. He also has research responsibilities for the global technology and telecommunications sectors. He was previously an analyst with Pequot Capital Management, Inc.; Morgan Stanley Investment Management, Inc.; C.Blair Asset Management, L.P.; and Credit Suisse First Boston. Mr. Shing earned his B.S. in business administration from the University of California, Berkeley. He is fluent in Mandarin Chinese and has 12 years of investment industry experience.

NACM Growth Fund	James Li, Ph.D., CFA	2006	Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2000, he was an investment officer with Accessor Capital Management and a consultant with Frank Russell Company. He has 12 years of investment industry experience.

	Kunal Ghosh	2009	See above.

Support Services Provided by AGI Management Partners

As noted above, AGI Management Partners, a registered investment adviser, is the direct or indirect parent company of Nicholas-Applegate. AGI Management Partners provides common trade support, risk management, back-office operations and legal/compliance oversight services, as well as other services, for the Sub-Adviser.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-adviser and to recommend hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGID or the Funds’ sub-adviser to perform their respective contracts with respect to the Funds.

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Funds in this Prospectus/Proxy Statement.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares of the Funds offered in this Prospectus/Proxy Statement.

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Arrangements with Service Agents. Institutional Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Adviser’s investment advisory services or invest in the Funds or in other products sponsored by Adviser and its affiliates.

In addition, the Administrator and/or its affiliates make payments to service agents selected by the Adviser and/or its affiliates for providing certain services with respect to shares of the Funds held through such service agents, out of administrative fees received from the Funds. Additional information about these payments, including the expected amounts thereof, together with a description of the services for which they are made, is included under “Management of the Funds—Administrative Fees.” The actual services provided, and the payments made for such services, may vary from firm to firm. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other services providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Adviser and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

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Payments to Financial Firms. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus/Proxy Statement) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

The Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and

0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Trust SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How to Buy and Sell Shares

Buying Shares—Institutional Class

Investors may purchase Institutional Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

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Investment Minimums. The minimum initial investment for shares of the Institutional Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Trust SAI for details.

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Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services — Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Adviser.

•	Additional Investments. An investor may purchase additional Institutional Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information. Purchases of a Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans. Institutional Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1.	Name.

2.	Date of birth (for individuals).

3.	Residential or business street address.

4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Selling Shares

Redemptions by Mail. An investor may redeem (sell) Institutional Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus/Proxy Statement. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemptions in Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee

When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below. The Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series’ prospectus(es), an investor may exchange Institutional Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of Allianz Funds Multi-Strategy Trust or of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company LLC, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

In the case of Institutional Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413.

Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Appendix B and “Taxation” in the Trust SAI.

Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Trust SAI.

The Trust and the Adviser each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

How to Buy and Sell Shares

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Trust SAI. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares.

Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Trust SAI for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior taxable years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If that Fund then makes distributions of capital gains in excess of such reduced net capital gains, the amount of the excess will be supported by the Fund’s “current earnings and profits,” and will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Regardless of whether such excess amount is retained or distributed, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

A Note on Non-U.S. Investments. A Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will likely be 28% for amounts paid before January 1, 2011 and is currently scheduled to increase to 31% for amounts paid thereafter.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the section of the Prospectus/Proxy Statement titled “A. Overview” and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” in Appendix B. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks – Focused Investment Risk” in Appendix B.

Non-U.S. Securities

The Funds may invest in foreign (non-U.S.) securities. The Funds define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions. The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives

Unless otherwise stated in the description of the Funds’ investment strategies under “A. Overview” or in Appendix B, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the description of the Funds’ investment strategies under “A. Overview” or in Appendix B) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Trust SAI.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Trust SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this Prospectus/Proxy Statement, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements;

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the descriptions of the Funds’ investment strategies under “A. Overview” in the Prospectus/Proxy Statement or in Appendix B, the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Trust SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Adviser does not rely solely on credit ratings, and may develop its own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Effective March 16, 2009, the Trust determined to cease participation in a program pursuant to which various Funds regularly lent their portfolio securities. The Trust and individual Funds may determine to lend portfolio securities through other securities lending programs or facilities.

If a Fund engages in securities lending, cash collateral that the Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds.

Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. Funds whose portfolio securities are in relatively high demand from borrowers (e.g., small capitalization stocks, international stocks) may engage in securities lending to a greater extent than other Funds.

When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Lending portfolio securities, as with other extensions of credit, exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should borrowers (which typically include broker-dealers and other financial services companies) fail financially or otherwise not return the securities loaned. The investment of cash received as collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

Each Fund may make use of short sales for investment and risk management purposes, including when the Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Derivatives—Leveraging Risk” above and “Summary of Principal Risks—Leveraging Risk” in Appendix B. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of their short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus/Proxy Statement or in the Trust SAI.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See in Appendix B “Summary of Principal Risks – Leveraging Risk.”

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Trust SAI for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Emerging Markets Opportunities, NACM Global and NACM Growth Funds had a portfolio turnover rate in excess of 100%. These Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Trust SAI, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Trust SAI. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. The NACM Emerging Markets Opportunities, has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Trust SAI) and will not change such policy as it is stated in the Fund’s Fund Summary in Appendix B unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” in Appendix B and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Funds to additional risks. Please see the Trust SAI for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Additional Performance Information

As noted in the Fund Summaries in Appendix B, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in the section titled “A. Overview” in the Prospectus/Proxy Statement compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.

The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is an unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The MSCI Emerging Markets (“EM”) Index is a market capitalization-weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

Lipper Average Descriptions.

The Lipper Emerging Markets Funds Average is a total return performance average of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not take into account sales charges.

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per- share growth value, compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

Share Class Performance.

Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling 1-800-498-5413. As discussed in the Trust SAI, and in this Prospectus/Proxy Statement, a Fund may have had adviser and sub-adviser changes during the periods for which performance is shown, or may have changed its investment objective, policies and/or strategies during such periods. Such a Fund would not necessarily have achieved the results shown under its current investment management arrangements and/or investment objectives, policies and strategies.

The following table sets forth the inception dates of the classes of shares of the Funds. Except as noted below, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund. The Allianz NACM Emerging Markets Opportunities Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Funds of the Trust on August 18, 2006. Accordingly, “Inception Date of Fund” for this Fund refers to the inception date of its Nicholas-Applegate predecessor series. For periods prior to the reorganization of the NACM Emerging Markets Opportunities Fund, total return presentation is based on the historical performance of the Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund. Please see “Management of the Trust – Fund Administrator” in the Trust SAI for information about the administrative fee charges, “A. Overview” in the Prospectus/Proxy Statement and “Management of the Funds” in this Appendix D for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
NACM Emerging Markets Opportunities Fund	5/27/04	Institutional	5/27/04
NACM Global Fund	7/19/02	Institutional	7/19/02
NACM Growth Fund	7/19/02	Institutional	7/19/02

Appendix E

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares of each NAIF Fund, as well as Institutional Class Shares of each Acquiring Fund, for the past 5 years (or, if shorter, the period since commencement of operations). Information is presented for the last five fiscal years of each NAIF Fund and Acquiring Fund (or, if shorter, the period since commencement of operations). For each NAIF Fund, information is also presented for the semi-annual fiscal period ending September 30, 2009. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the applicable Trust’s annual report to shareholders. The information for the NAIF Funds for the period ended September 1, 2009 is included in the NAIF Funds’ semi-annual reports to shareholders, and is unaudited. The annual and semi-annual reports of the NAIF Funds, and the annual report of the Acquiring Funds, are incorporated by reference into the Merger SAI and are available free of charge upon request from the Distributor.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund
Class I
9/30/09**	$12.86	$0.04	$3.11		$3.15	$—	$—
3/31/09	19.39	0.10	(6.63	)(3)	(6.53)	—	—
3/31/08	19.77	(0.02)	(0.36	)(3)	(0.38)	—	—
3/31/07	17.86	0.02	1.89		1.91	—	—
3/31/06	15.67	0.03	2.16		2.19	—	—
3/31/05	15.06	0.07	0.54		0.61	—	—
Class R
9/30/09**	$12.57	$0.02	$3.04		$3.06	$—	$—
3/31/09	18.99	0.05	(6.47	)(4)	(6.42)	—	—
3/31/08	19.42	(0.07)	(0.36	)(4)	(0.43)	—	—
3/31/07	17.59	(0.02)	1.85		1.83	—	—
3/31/06	15.46	(0.02)	2.15		2.13	—	—
3/31/05	14.90	0.02	0.54		0.56	—	—

					Ratios to Average Net Assets(2)
	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Total Expenses	Net Investment Income (Loss)	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment/ Offset	Portfolio Turnover Rate
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund
Class I
9/30/09**	$—	$16.01	24.49%	$960	1.11%	0.52%	—%	1.11%	1.07%	69%
3/31/09	—	12.86	(33.68)	512	1.16	0.58	—	1.16	1.12	116
3/31/08	—	19.39	(1.92)	791	1.14	(0.10)	—	1.14	1.10	106
3/31/07	—	19.77	10.69	945	1.13	(0.09)	—	1.13	1.05	100
3/31/06	—	17.86	13.98	667	1.67	0.19	(0.53)	1.14	1.04	147
3/31/05	—	15.67	4.05	780	1.66	0.45	(0.54)	1.12	1.00	197
Class R
9/30/09**	$—	$15.63	24.34%	$4,557	1.36%	0.28%	—%	1.36%	1.32%	69%
3/31/09	—	12.57	(33.81)	3,461	1.46	0.32	—	1.42	1.37	116
3/31/08	—	18.99	(2.21)	5,822	1.39	(0.35)	—	1.39	1.36	106
3/31/07	—	19.42	10.40	6,022	1.38	(0.13)	—	1.38	1.30	100
3/31/06	—	17.59	13.78	6,055	1.86	(0.11)	(0.48)	1.38	1.29	147
3/31/05	—	15.46	3.76	9,318	1.94	0.14	(0.57)	1.37	1.29	197

*	Commencement of operations
**	Unaudited
1	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
2	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
3	Includes litigation proceeds of approximately $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.
4	Includes litigation proceeds of approximately $0.09 and $0.04 per share for the U.S. Systematic Large Cap Growth Fund during the fiscal year for 2008 and 2009, respectively.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(6)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
Nicholas-Applegate Global Select Fund
Class I
9/30/09**	$0.32	$0.00		$0.11		$0.11	$—		$—
3/31/09	12.65	0.02		(5.44	)(1)	(5.42)	(0.04)		(6.87)
3/31/08	18.6	0.11		0.92		1.03	(0.28)		(6.69)
3/31/07	18.96	0.06		1.85		1.91	—		(2.27)
3/31/06	16.09	0.03		3.97		4	(0.03)		(1.10)
3/31/05	15.58	0.06		1.37		1.43	—		(0.92)
Class II
9/30/09**	$0.50	$0.00		$0.18		$0.18	$—		$—
3/31/09	12.92	0.02		(5.55	)(1)	(5.53)	(0.02)		(6.37)
3/31/08	18.61	0.14		6.87		7.01	(0.00	)(2)	(6.69)
3/31/07	18.97	0.08		1.84		1.92	(0.01)		(2.27)
3/31/06	16.09	0.04		3.98		4.02	(0.04)		(1.10)
3/31/05	15.58	0.07		1.36		1.43	—		(0.92)

Nicholas-Applegate Emerging Markets Fund
Class I
9/30/09**	$5.23	$0.07		$2.94		$3.01	$—		$—
3/31/09	13.52	0.13		(7.20)		(7.07)	(0.05)		(1.17)
3/31/08	12.79	0.19		2.80		2.99	(0.10)		(2.16
8/18/06*-3/31/07	10.00	0.02		2.84		2.86	(0.07)		—
Class II
9/30/09**	$5.26	$0.08		$2.95		$3.03	$—		$—
3/31/09	13.54	0.15	(3)	(7.24)		(7.09)	(0.02)		(1.17)
3/31/08	12.78	0.11		2.90		3.01	(0.09)		(2.16)
3/23/07*-3/31/07	12.61	0.00	(2)	0.17		0.17	—		—

					Ratios to Average Net Assets (5)
	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Total Expenses	Net Investment Income (Loss)	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment/ Offset	Portfolio Turnover Rate
Nicholas-Applegate Global Select Fund
Class I
9/30/09**	$—	$0.43	34.38%	$19,126	1.13%	1.19%	—%	1.13%	1.10%	61%
3/31/09	(6.91)	0.32	(42.26)	14,692	1.17	1.04	—	1.17	0.92	122
3/31/08	(6.98)	12.65	1.34	32,669	1.18	0.60	—	1.18	1.03	80
3/31/07	(2.27)	18.60	10.64	78,550	1.16	(0.35)	—	1.16	1.00	105
3/31/06	(1.13)	18.96	25.76	77,225	1.13	0.16	(0.00)	1.13	0.88	139
3/31/05	(0.92)	16.09	9.27	66,115	1.15	0.41	(0.01)	1.14	0.95	164
Class II
9/30/09**	$—	$0.68	36.00%	$5,114	1.14%	1.28%	—%	1.14%	1.16%	61%
3/31/09	(6.89)	0.50	(42.91)	2,971	1.13	0.98	—	1.13	0.88	122
3/31/08	(6.69)	12.92	1.40	8,617	1.13	0.67	—	1.13	0.97	80
3/31/07	(2.28)	18.61	10.67	90,871	1.11	0.44	—	1.11	0.95	105
3/31/06	(1.14)	18.97	25.90	100,610	1.08	0.21	—	1.08	0.83	139
3/31/05	(0.92)	16.09	9.27	69,548	1.10	0.44	(0.01)	1.09	0.90	164

Nicholas-Applegate Emerging Markets Fund
Class I
9/30/09**	$—	$8.24	57.55%	$14,148	1.48%	2.04%	—%	1.48%	1.47%	110%
3/31/09	(1.22)	5.23	(52.61)	8,586	1.40	1.78 (3)	—	1.40	1.27	149
3/31/08	(2.26)	13.52	21.19	2,491	1.45	1.32	—	1.45	1.16	183
8/18/06* - 3/31/07	(0.07)	12.79	28.65 (4)	94	1.63	(0.23)	—	1.63	1.52	22
Class II
9/30/09**	$—	$8.29	57.60%	$26,810	1.37%	2.14%	—%	1.37%	1.36%	110%
3/31/09	(1.19)	5.26	(52.61)	18,088	1.29	1.92	—	1.29	1.12	149
3/31/08	(2.25)	13.54	21.18	14,656	1.32	0.70	—	1.32	1.13	183
3/23/07* - 3/31/07	—	12.78	1.35 (4)	39,081	1.18	1.28	—	1.18	1.18	22

*	Commencement of operations
**	Unaudited
1	Includes litigation proceeds of approximately $0.01 per share for the Global Select Fund during the fiscal year ended 2009.
2	Less than one penny per share.
3	For the year ended March 31, 2009 the net investment income per share and the ratio of net investment income (loss) included a non-recurring special cash dividend amounting to $0.04 per share and 0.51% of average net assets, respectively.
4	Inception to date return.
5	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
6	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Allianz NACM Growth Fund
Institutional Class
6/30/09	$14.47	$0.11	$(4.24)	$(4.13)	$(0.05)	$— (b)
6/30/08	15.54	0.07	(0.81)	(0.74)	—	(0.33)
6/30/07	13.12	0.07	2.69	2.76	—	(0.34)
6/30/06	12.89	0.06	1.18	1.24	—	(1.01)
6/30/05	12.04	0.07	1.07	1.14	—	(0.29)

Allianz NACM Global Fund
Institutional Class
6/30/09	$18.54	$0.11	$(6.54)	$(6.43)	$—	$(0.03)
6/30/08	21.11	0.18	(0.81)	(0.63)	—	(1.94)
6/30/07	17.76	0.09	4.28	4.37	—	(1.02)
6/30/06	15.62	(0.03)	2.85	2.82	—	(0.68)
6/30/05	14.34	0.05	1.83	1.88	—	(0.61)

Allianz NACM Emerging Markets Opportunities Fund
Institutional Class
6/30/09	$30.19	$0.53	$(12.61)	$(12.08)	$(0.70)	$—
6/30/08	30.56	0.49	0.65	1.14	(0.05)	(1.50)
6/30/07	19.43	(0.01)	11.63	11.62	(0.03)	(0.46)
4/1/06-6/30/06	20.59	0.07	(1.23)	(1.16)	—	—
3/31/06	12.62	0.28	7.96	8.24	(0.27)	—
5/27/04*-3/31/05	10	0.08	2.55	2.63	(0.01)	—

	Total Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Allianz NACM Growth Fund
Institutional Class
6/30/09	$(0.05)	$—	(b)	$10.29	(28.50)%	$18,595	0.78%		0.78%		1.04%	138%
6/30/08	(0.33)	—	(b)	14.47	(5.02)	696	0.77		0.77		0.43	105
6/30/07	(0.34)	—	(b)	15.54	21.27	688	0.78		0.78		0.51	168
6/30/06	(1.01)	—	(b)	13.12	9.81	567	0.76	(i)	0.76	(i)	0.43	152
6/30/05	(0.29)	—	(b)	12.89	9.47	1,202	0.80	(g)	0.80	(g)	0.55	274

Allianz NACM Global Fund
Institutional Class
6/30/09	$(0.03)	$—	(b)	$12.08	(34.64)%	$16	1.07%		1.07%		0.87%	106
6/30/08	(1.94)	—	(b)	18.54	(3.83)	87	1.06		1.06		0.92	80
6/30/07	(1.02)	—	(b)	21.11	25.26	25	1.06		1.06		0.47	102
6/30/06	(0.68)	—	(b)	17.76	18.29	11	1.06	(h)	1.06	(h)	(0.22)	114
6/30/05	(0.61)	0.01		15.62	13.34	1,120	1.15	(g)	1.15	(g)	0.37	148

Allianz NACM Emerging Markets Opportunities Fund
Institutional Class
6/30/09	$(0.70)	$—	(b)	$17.41	(39.40)%	$18,152	1.47%		1.47%		2.89%	182
6/30/08	(1.55)	0.04		30.19	3.26	62,336	1.37		1.37		1.51	194
6/30/07	(0.49)	—	(b)	30.56	61.11	59,834	1.61	(f)	1.61	(f)	(0.06)	77
4/1/06-6/30/06	—	—		19.43	(5.63)	21,682	1.55		1.55		1.42	28
3/31/06	(0.27)	—		20.59	65.89	20,725	1.68	(e)	1.68	(e)	1.88	119
5/27/04*-3/31/05	(0.01)	—		12.62	26.32	26,517	1.75	(c)+	1.75	(c)+	0.56+	59	(d)

*	Commencement of operations
+	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(d)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.

Appendix F

COMPARISON OF LEGAL STRUCTURES AND ORGANIZATIONAL DOCUMENTS

Allianz Funds (the “Allianz Trust”) is an unincorporated voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) subject to the provisions of its Fifth Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and its Fifth Amended and Restated Bylaws (the “Allianz Trust Bylaws”). Nicholas-Applegate Institutional Funds (the “NAIF Trust”) is a Delaware statutory trust organized under and subject to the Delaware Statutory Trust Act (the “Delaware Act”), the provisions of its Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and its Amended Bylaws (the “NAIF Bylaws”). Though the Allianz Declaration is governed by Massachusetts law, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the Allianz Declaration and the Allianz Bylaws differ in some respects from those of the NAIF Declaration and the NAIF Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the Allianz Declaration and the Allianz Bylaws without charge upon written request to the Allianz Trust. Shareholders should note the following principal differences between the NAIF Declaration and NAIF Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Allianz Declaration and Allianz Bylaws and Massachusetts law, on the other hand:

•

Under the Delaware Act, shareholder liability is limited, while under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust although, as described below, the risk of a shareholder of a Massachusetts business trust incurring financial loss from shareholder liability will be limited to circumstances in which the disclaimer of such liability was inoperative and the trust was unable to meet its obligations. See “Shareholder Liability” below.

•	There are no statutory rights of inspection with respect to the books and records of the Allianz Trust, while such rights exist with respect to the NAIF Trust. See “Rights of Inspection” below.

•

Shareholders of the NAIF Trust generally have the right to vote with respect to the approval of any merger, consolidation or sale of assets of the NAIF Trust or any series thereof, while shareholders of the Allianz Trust have the right to vote on such transactions only if required by law or if the Trustees of the Allianz Trust determine that such a vote would be necessary or desirable. See “C. Information About the Proposed Mergers—6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders” in the Prospectus/Proxy Statement.

These differences and other differences are described in more detail below.

Certain Provisions of the Delaware Act.

Shareholder Liability. The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The NAIF Declaration and the NAIF Bylaws provide for indemnification by each NAIF Fund and hold harmless each shareholder of a NAIF Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the NAIF Fund. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Allianz Trust. However, the Allianz Declaration disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Allianz Trust. Like the NAIF Declaration, the Allianz Declaration provides for indemnification out of Acquiring Fund property for all loss and expense of any shareholder held personally liable for the obligations of an Acquiring Fund as a result of holding shares of the Acquiring Fund. Thus, the risk of a shareholder of an Acquiring Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the Acquiring Fund was unable to meet its obligations.

Rights of Inspection. Under the Delaware Act, each shareholder of the NAIF Trust has the right to inspect the records of the NAIF Trust to the extent provided for in the NAIF Trust’s governing instrument. Under the NAIF Declaration and NAIF Bylaws, holders of the NAIF Trust have the right to inspect the records of the NAIF Trust during normal business hours for any purpose not harmful to the NAIF Trust. Under the Allianz Declaration and Allianz Bylaws, no holder of Allianz Trust shares has a right to inspect any account, book or document of the Allianz Trust except as conferred by law or authorized by the Trustees. As indicated above, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the Allianz Trust.

Trustees’ Liability; Indemnification. The Delaware Act limits the liability of a Delaware statutory trust’s trustees, beneficial shareholders or other person for monetary damages absent provisions to the contrary in the trust’s governing documents. The NAIF Declaration contains no such provision to the contrary. Under the NAIF Declaration and the NAIF Bylaws, no trustee, officer, employee or agent of the NAIF Trust (when acting in such capacity) is subject to any personal liability to any person other than the NAIF Trust or its beneficial holders in connection with the property or the affairs of the NAIF Trust. Furthermore, no trustee, officer, employee or agent of the NAIF Trust is liable to the NAIF Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware statutory trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the NAIF Declaration, the NAIF Trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the NAIF Trust. However, the NAIF Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the NAIF Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination, based on a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The NAIF Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the NAIF Declaration permits the NAIF Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the NAIF Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Allianz Declaration provides for indemnification of the Allianz Trust’s Trustees and officers and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The Allianz Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person’s action was in or not opposed to the best interest of the Allianz Trust or (b) to be liable to the Allianz Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The SEC has indicated that a registered investment company may advance attorneys’ fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

Distributions. The NAIF Trust is not subject to any substantive Delaware statutory legal requirements with respect to dividends or distributions under Delaware law. However, the NAIF Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind, or a combination thereof. The Allianz Declaration contains substantially similar provisions and the Allianz Trust is not subject to any related substantive Massachusetts statutory legal requirements under Massachusetts law.

ALLIANZ FUNDS

Allianz NACM Emerging Markets Opportunities Fund

Allianz NACM Global Fund

Allianz NACM Growth Fund

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[—], 2010

This Statement of Additional Information (the “Merger SAI”) relates to the proposed mergers (the “Mergers”) of each series of Nicholas-Applegate Institutional Funds (the “NAIF Trust”) listed below (the “NAIF Funds”) into the corresponding series of Allianz Funds (the “Allianz Trust”) also listed below (the “Acquiring Funds”).

NAIF Fund	Acquiring Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

This Merger SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [—], 2010 (the “Prospectus/Proxy Statement”) relating to the Mergers. This Merger SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Global Investors Distributors at 1345 Avenue of the Americas, New York, NY 10105 or by calling 1-800-498-5413.

I. ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	2

II. FINANCIAL STATEMENTS	2

A. Incorporation by Reference	2

B. Unaudited Pro Forma Combining Financial Statements	2

1

I. Additional Information About the Acquiring Funds

This Merger SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2009 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference (File No. 33-36528).

II. Financial Statements

A. Incorporation by Reference

This Merger SAI is accompanied by:

(i) the Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009; (ii) the Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009; (iii) the Annual Report for Allianz Funds Domestic Stock Funds for the year ended June 30, 2009; (iv) the Annual Report for Allianz Funds International/Sector Stock Funds for the year ended June 30, 2009 (together, the “Annual Reports”); (v) the Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds, including the unaudited Financial Statements therein, for the six months ended September 30, 2009; and (vi) the Semi-Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds, including the unaudited Financial Statements therein, for the six months ended September 30, 2009 (together, the “Semi-Annual Reports”).

The Annual Reports and Semi-Annual Reports contain historical financial information regarding the NAIF Funds and Acquiring Funds, as applicable. The Annual Reports (including the reports of PricewaterhouseCoopers LLP contained therein) and Semi-Annual Reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference (File Nos. 811-7384 and 811-6161 with respect to NAIF Trust and Allianz Trust shareholder reports, respectively).

B. Unaudited Pro Forma Combining Financial Statements

Unaudited pro forma combining financial statements relating to each Merger, including notes to such pro forma financial statements, are set forth below. Subject to the approval of the applicable Agreement and Plan of Reorganization by shareholders of each NAIF Fund, the NAIF Fund would combine into the corresponding Acquiring Fund in a transaction in which the Acquiring Fund will be the surviving entity. As a result of the proposed transaction, each NAIF Fund will cease to be a separate series of the NAIF Trust and NAIF Fund shareholders will receive in exchange for their shares a number of Institutional Class shares of the corresponding Acquiring Fund (the “Merger Shares”) equal in value at the date of the applicable Merger to the aggregate value of their NAIF Fund shares. The pro forma combined financial statements reflect the combined financial position of each NAIF Fund with the corresponding Acquiring Fund at June 30, 2009 as if the applicable Merger had occurred on July 1, 2008. The statement of assets and liabilities and the related statement of statement of operations of each NAIF Fund and the corresponding Acquiring Fund have been combined as of and for the twelve months ended June 30, 2009. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of each NAIF Fund and Acquiring Fund contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

2

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

Amounts in thousands, except per share amounts	Allianz Emerging Markets Fund	NAIF Emerging Markets Fund	Pro Forma Adjustments		Allianz Emerging Markets Fund Pro Forma combined
Assets:
Investments, at value	$65,880	$38,269			$104,149
Foreign currency, at value	1,153	1,491			2,644
Receivable for investments sold	1,177	1,322			2,499
Dividends and interest receivable (net of foreign taxes)	436	227			663
Receivable for Fund shares sold	427	45			472
Investments in Affiliated Funds-Trustee Deferred Compensation Plan	9				9
Foreign taxes receivable		1			1

Total Assets	69,082	41,355			110,437

Liabilities:
Payable for investments purchased	1,773	1,388			3,161
Payable to custodian for cash overdraft	547	1,417			1,964
Payable for Fund shares redeemed	476				476
Investment advisory fees payable	49	33			82
Administration fees payable	31	13			44
Servicing fees payable	10				10
Deferred Trustee Compensation Plan payable	9				9
Distribution fees payable	8				8
Recoupment payable to Manager	5				5
Other liabilities	150	3			153
Total Liabilities	3,058	2,854			5,912

Net Assets	$66,024	$38,501			$104,525

Net Assets Consist of:
Paid-in-capital	$156,316	$40,718			$197,034
Undistributed net investment income	357	656			1,013
Accumulated net realized loss	(98,727)	(10,288)			(109,015)
Net unrealized appreciation of investments and foreign currency transactions	8,078	7,415			15,493

Net Assets	$66,024	$38,501			$104,525

Net Assets:
Class A	$26,153				$26,153
Class C	13,090				13,090
Class D	7,964				7,964
Class P	665				665
Institutional Class	18,152		$38,501	(a)	56,653
Class I		$11,255	(11,255	)(a)	—
Class II		27,246	(27,246	)(a)	—
Shares Issued and Outstanding:
Class A	1,506				1,506
Class C	765				765
Class D	452				452
Class P	38				38
Institutional Class	1,043		2,211	(a)	3,254
Class I		1,638	(1,638	)(a)	—
Class II		3,942	(3,942	)(a)	—
Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class A	$17.37				$17.37
Class C	17.11				17.11
Class D	17.63				17.63
Class P	17.24				17.24
Institutional Class	17.41				17.41
Class I		$6.87			—
Class II		6.91			—
Cost of Investments	$57,654	$30,851			$88,505

Cost of Foreign Currency	$1,152	$1,488			$2,640

(a)	Classes I and II net assets and shares of NAIF Emerging Markets Fund are exchanged for Institutional Class shares of Allianz Emerging Markets Fund. Initial per share values of each class are presumed to equal the Institutional share class of the Allianz Emerging Markets Fund.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the twelve months ended June 30, 2009

Amounts in thousands	Allianz Emerging Markets Fund	NAIF Emerging Markets Fund	Pro Forma Adjustments		Allianz Emerging Markets Fund Pro Forma combined
Investment Income:
Interest	$10	$—			$10
Dividends, net of foreign withholding taxes of $496 and $97, respectively	3,838	826			4,664

Total Income	3,848	826	—		4,674

Expenses:
Investment advisory fees	794	206			1,000
Administration fees	491	80	$(4	)(a)	567
Distribution fees—Class C	102				102
Servicing fees—Class A	74				74
Servicing fees—Class C	34				34
Servicing fees—Class D	49				49
Trustees’ fees	9	5	(2	)(b)	12
Interest expense	78	1			79
Tax expense	1	1			2
Miscellaneous expense	4	6	(4	)(b)	6
Total Expenses	1,636	299	(10)		1,925
Reimbursement from Adviser	—	(10)	(38	)(c)	(48)
Net Expenses	1,636	289	(48)		1,877

Net Investment Income	2,212	537	48		2,797

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(88,332)	(9,586)			(97,918)
Foreign currency transactions	(1,320)	(139)			(1,459)
Net change in unrealized appreciation/depreciation of:
Investments	7,662	6,874			14,536
Foreign currency transactions	25	(18)			7
Net Realized and Change in Unrealized Loss	(81,965)	(2,869)			(84,834)

Net Decrease in Net Assets Resulting from Investment Operations	$(79,753)	$(2,332)	$48		$(82,037)

(a)	the decrease in the Administration fees is due to the reduced rate based on the Allianz Emerging Markets Fund Institutional share class.
(b)	the decrease in the Trustees’ and Miscellaneous fees is due to the elimination of duplicate fees.
(c)	the increase in the Reimbursement from Adviser is due to the Institutional share class imposing an expense cap until March 31, 2011.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

	Allianz Funds: NACM Emerging Markets Opportunities Fund June 30, 2009		Nicholas Applegate Emerging Markets Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCK
Bermuda
Shanghai Real Estate Ltd. (b)	1,272,000	$161			1,272,000	$161	0.2%

Brazil
Brasil Telecom Part S.A. ADR	3,500	134			3,500	134	0.1%
Centrais Eletricas Brasileiras S.A.	100,000	1,462	7,000	$102	107,000	1,564	1.5%
Cia de Saneamento Basico do Estado de S.A. ADR	5,200	156	3,000	90	8,200	246	0.2%
Itau Unibanco Banco Multiplo S.A. ADR	35,300	559	19,950	316	55,250	875	0.8%
Petroleo Brasileiro S.A. ADR	31,800	1,303	36,500	1,218	68,300	2,521	2.4%
Petroleo Brasileiro S.A. ADR, Class A	63,400	2,115	18,700	766	82,100	2,881	2.8%
Redecard S.A.	13,500	208	7,800	120	21,300	328	0.3%
Tele Norte Leste Participacoes S.A. ADR	46,200	687	18,400	274	64,600	961	0.9%
Tim Participacoes S.A. ADR	8,700	152	4,800	84	13,500	236	0.2%
Vale S.A. ADR	47,500	837	26,800	472	74,300	1,309	1.3%
Vivo Participacoes S.A. ADR	26,300	498	15,400	292	41,700	790	0.8%

		8,111		3,734		11,845	11.3%

Chile
Empresa Nacional de Electricidad S.A. ADR	4,200	209	2,500	124	4,200	209	0.2%
Enersis S.A. ADR	48,000	887	28,200	521	76,200	1,408	1.3%

		1,096		645		1,741	1.7%

China
Bank of China Ltd.	2,861,000	1,355	1,679,000	799	4,540,000	2,154	2.1%
Bank of Communications Co., Ltd.	330,000	367	192,000	215	522,000	582	0.6%
Chaoda Modern Agriculture Holdings, Ltd.	410,000	241	240,000	142	650,000	383	0.4%
China Construction Bank Corp.	1,695,200	1,304	1,021,000	790	2,716,200	2,094	2.0%
China COSCO Holdings Co., Ltd., Class H	132,500	157	76,500	91	209,000	248	0.2%
China Life Insurance Co., Ltd.	250,000	925	147,000	544	397,000	1,469	1.4%
China Petroleum & Chemical Corp., Class H	1,290,000	978	772,000	590	2,062,000	1,568	1.5%
CNOOC, Ltd.	230,000	283	137,000	170	367,000	453	0.4%
Dongfeng Motor Group Co., Ltd.	442,000	373	248,000	211	690,000	584	0.6%
Industrial & Commercial Bank of China	2,856,000	1,982	1,769,300	1,236	4,625,300	3,218	3.1%
Maanshan Iron & Steel (b)	766,000	478	448,000	282	1,214,000	760	0.7%
PetroChina Co., Ltd.	534,000	590	308,000	342	842,000	932	0.9%
Semiconductor Manufacturing International Corp.	6,672,000	336	3,920,000	197	10,592,000	533	0.5%
Sino-Ocean Land Holdings, Ltd.	193,500	221	113,500	130	307,000	351	0.3%
Xingda International Holdings, Ltd.	584,000	188	329,000	107	913,000	295	0.3%
Tencent Holdings Ltd.	70,600	816	40,200	467	110,800	1,283	1.2%
Weiqiao Textile Co.	286,500	148	162,000	84	448,500	232	0.2%
Yanzhou Coal Mining Co., Ltd.	204,000	280	106,000	146	310,000	426	0.4%

		11,022		6,543		17,565	16.8%

Czech Republic
Philip Morris CR AS	1,000	341			1,000	341	0.3%

Egypt
El Ezz Steel Co.	51,520	111	30,687	66	82,207	177	0.2%
Maridive & Oil Services SAE	39,461	150	52,398	199	91,859	349	0.3%

		261		265		526	0.5%

Hong Kong
China Agri-Industries Holdings Ltd.	744,000	462	420,000	262	1,164,000	724	0.7%
China Resources Land, Ltd.	158,000	349	94,000	209	252,000	558	0.5%
China Mobile Ltd.	102,500	1,026	68,500	686	171,000	1,712	1.6%
China Pharmaceutical Group Ltd.	1,244,000	636	706,000	363	1,950,000	999	1.0%
Lai Fung Holdings Ltd.	6,979,000	238	4,071,000	139	11,050,000	377	0.4%
SRE Group Ltd.			670,000	86	670,000	86	0.1%
Minth Group Ltd.	318,000	262	212,000	175	405,500	437	0.4%

		2,973		1,920		4,893	4.7%

Hungary
Magyar Telekom Telecommunications PLC	213,167	630	125,622	369	338,789	999	1.0%

India
3i Infotech Ltd.	174,100	259	120,700	180	294,800	439	0.4%
Allahabad Bank	162,106	263	110,743	180	272,849	443	0.4%
Axis Bank Ltd.	74,317	1,279	49,043	848	123,360	2,127	2.0%
Balrampur Chini Mills Ltd.	76,530	170	44,376	99	120,906	269	0.3%
Bharat Petroleum Corp. Ltd.	18,016	162	11,903	107	29,919	269	0.3%
Birla Corp. Ltd.	27,906	118	19,357	82	47,263	200	0.2%
HDFC Bank Ltd. ADR	2,100	217	1,400	144	3,500	361	0.3%
Hero Honda Motors Ltd.	5,825	170	3,925	114	9,750	284	0.3%
Larsen & Toubro Ltd.	7,555	247	4,381	144	11,936	391	0.4%
Maruti Suzuki India Ltd.	6,275	140	4,229	95	10,504	235	0.2%
Oil & Natural Gas Corp. Ltd.	7,807	173	5,158	115	12,965	288	0.3%

	Allianz Funds: NACM Emerging Markets Opportunities Fund June 30, 2009		Nicholas Applegate Emerging Markets Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Punjab National Bank Ltd.	26,523	375	16,950	240	43,473	615	0.6%
Tata Steel Ltd.	43,925	358	29,574	242	73,499	600	0.6%
Union Bank Of India	49,781	252	28,866	146	49,781	252	0.3%

		4,183		2,736		6,919	6.6%

Indonesia
Astra International Tbk.	193,000	448	113,500	265	306,500	713	0.7%
Bank Central Asia Tbk PT	1,023,500	351	583,000	201	1,606,500	552	0.5%
Perusahaan Gas Negara PT	604,000	185	343,500	106	947,500	291	0.3%
United Tractors Tbk. PT	173,000	168	100,000	97	273,000	265	0.3%

		1,152		669		1,821	1.7%

Israel
Israel Chemicals Ltd.	22,391	220	12,887	128	35,278	348	0.3%
Makhteshim-Agan Industries Ltd.	66,768	329	36,258	180	103,026	509	0.5%
Teva Pharmaceutical Industries Ltd. ADR	30,100	1,485	21,800	1,076	51,900	2,561	2.5%

		2,034		1,384		3,418	3.3%

Kuwait
Global Investment House KSCC GDR(b)(c)	43,440	80	9,819	18	53,259	98	0.1%

Malaysia
Burniputra Commerce Holdings Bhd	125,000	321	72,800	187	197,800	508	0.5%
Lion Industries Corp. Bhd	729,800	258	423,800	151	1,153,600	409	0.4%
Tenaga Nasional BHD	68,700	149	39,000	85	107,700	234	0.2%

		728		423		1,151	1.1%

Mexico
America Movil S.A. de C.V. ADR, Class L	23,500	910	13,800	534	37,300	1,444	1.4%
Cemex SAB de C.V. ADR (b)	34,528	322	19,004	178	34,528	322	0.3%

		1,232		712		1,944	1.9%

Philippines
Robinsons Land Corp.	1,540,300	217	894,500	126	2,434,800	343	0.3%

Russia
Evraz Group S.A. GDR	36,352	689	20,892	396	57,244	1,085	1.0%
LUKOIL ADR	15,600	692	8,600	384	24,200	1,076	1.0%
Mobile Telesystems ADR	11,000	406	8,400	310	19,400	716	0.7%
OAO Gazprom ADR	22,450	456	13,200	268	35,650	724	0.7%
Sistema JSFC GDR (b)	39,300	476	22,750	275	62,050	751	0.7%

		2,719		1,633		4,352	4.2%

South Africa
ABSA Group Ltd.	28,827	411	16,595	236	45,422	647	0.6%
Aveng Ltd.	86,386	392	48,860	221	135,246	613	0.6%
FirstRand Ltd.	79,779	146	47,726	87	127,505	233	0.2%
Harmony Gold Mining Co., Ltd. ADR (b)	33,700	348	19,800	204	53,500	552	0.5%
Impala Platinum Holdings Ltd.	19,810	438	11,413	252	31,223	690	0.7%
Kumba Iron Ore Ltd.	11,351	267	6,554	154	17,905	421	0.4%
MTN Group Ltd.	64,507	991	37,679	577	102,186	1,568	1.5%
Naspers Ltd.	31,925	841	18,490	486	50,415	1,327	1.3%
Sanlam Ltd.	221,342	496	132,278	296	353,620	792	0.8%
Sasol, Ltd.			2,536	89	2,536	89	0.1%
Standard Bank Group Ltd.	27,748	319	16,301	187	44,049	506	0.5%
Truworths International Ltd.	51,011	245	36,816	176	87,827	421	0.4%

		4,894		2,965		7,859	7.5%

South Korea
Daewoo Securities Co., Ltd.	16,600	245	9,750	145	26,350	390	0.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	14,250	222	8,370	131	22,620	353	0.3%
Honam Petrochemical Corp.	3,090	185	1,754	106	4,844	291	0.3%
Hyosung Corp.	4,110	299	2,460	180	6,570	479	0.5%
Hyundai Mobis	2,081	181	1,196	105	3,277	286	0.3%
Hyundai Motor Co.	12,192	705	7,163	417	19,355	1,122	1.1%
Kolon Industries, Inc.	14,070	370	6,990	185	21,060	555	0.5%
Korea Zinc Co., Ltd.	3,641	394	2,069	225	5,710	619	0.6%
Kyeryong Construction Industrial Co., Ltd.	11,460	200	6,450	113	17,910	313	0.3%
LG Chemical Ltd.	5,019	547	2,802	307	7,821	854	0.8%
LG Corp.	13,620	648	7,820	374	21,440	1,022	1.0%
LG Dacom Corp.	8,520	118	5,000	69	13,520	187	0.2%
LG Display Co., Ltd.	30,160	752	17,770	444	47,930	1,196	1.1%
LG Electronics, Inc.	17,640	1,611	10,370	952	28,010	2,563	2.5%
LG Telecom Ltd.	103,650	651	58,630	369	162,280	1,020	1.0%
NCSoft Corp.	1,980	283	1,130	162	3,110	445	0.4%
POSCO	1,320	439	719	239	2,039	678	0.6%
Samsung Electronics Co., Ltd.	1,499	693	871	405	2,370	1,098	1.1%
SK Energy Co., Ltd.	4,673	374	2,991	241	7,664	615	0.6%
SK Holdings Co., Ltd.	6,135	510	3,615	302	9,750	812	0.8%
Youngone Corp.	29,600	267	16,590	150	46,190	417	0.4%

		9,694		5,621		15,315	14.7%

Taiwan
AU Optronics Corp.	1,675,000	1,617	947,000	924	2,622,000	2,541	2.4%
Compal Electronics, Inc.	1,322,000	1,069	753,000	612	2,075,000	1,681	1.6%
Formosa Plastics Corp.	103,000	183	60,000	107	163,000	290	0.3%
Inventec Co., Ltd.	591,000	340	348,000	201	939,000	541	0.5%
KGI Securities Co., Ltd.	639,000	290	382,000	175	1,021,000	465	0.4%

	Allianz Funds: NACM Emerging Markets Opportunities Fund June 30, 2009		Nicholas Applegate Emerging Markets Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Lite-On Technology Corp.	342,000	296	186,000	162	528,000	458	0.4%
Macronix International	332,000	150	312,000	142	644,000	292	0.3%
MediaTek, Inc.	68,000	807	38,000	454	106,000	1,261	1.2%
POU Chen Corp.	230,000	140	133,000	81	363,000	221	0.2%
Quanta Computer, Inc.	686,990	1,104	397,940	643	1,084,930	1,747	1.7%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	37,200	350	21,600	203	58,800	553	0.5%
Tatung Co., Ltd. (b)	1,014,000	249	597,000	147	1,611,000	396	0.4%
Uni-President Enterprises Corp.	278,000	286	151,000	156	429,000	442	0.4%
Walsin Technology Corp.	855,000	273	501,000	160	1,356,000	433	0.4%
WPG Holdings Co., Ltd.	266,000	262	154,000	153	420,000	415	0.4%

		7,416		4,320		11,736	11.2%

Thailand
PTT Exploration & Production PCL	63,900	253	36,700	147	100,600	400	0.4%
PTT PCL	118,200	809	68,700	472	186,900	1,281	1.2%
Thoresen Thai Agencies PCL	907,100	583	513,100	331	1,420,200	914	0.9%

		1,645		950		2,595	2.5%

Turkey
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (b)	1,933,976	660	1,139,720	393	3,073,696	1,053	1.0%
KOC Holding AS (b)	342,316	585	201,124	348	543,440	933	0.9%
Tupras Turkiye Petrol Rafine	15,828	192	9,201	113	25,029	305	0.3%
Turk Hava Yollari	488,010	730	264,645	400	752,655	1,130	1.1%
Turkiye Garanti Bankasi AS (b)	65,673	176	38,241	104	103,914	280	0.3%

		2,343		1,358		3,701	3.5%

United Kingdom
British American Tobacco PLC	9,453	261	11,654	321	21,107	582	0.6%

Total Common Stock (cost—$55,284 and $29,570)		63,193		36,712		99,905	95.6%

PREFERRED STOCK
Brazil
Bradespar S.A.	16,600	217	9,800	128	26,400	345	0.3%
Centrais Eletricas Brasileiras S.A.,
Class B	43,400	565	24,500	319	67,900	884	0.8%
Contax Participacoes S.A.	7,500	206	5,300	145	12,800	351	0.3%
Investimentos Itau S.A.	245,090	1,091	136,900	609	381,990	1,700	1.6%
Metalurgica Gerdau S.A.	21,300	280	12,600	166	33,900	446	0.4%
Usinas Siderurgicas de Minas
Gerais S.A.	15,475	328	8,950	190	24,425	518	0.5%

Total Preferred Stock (cost—$2,370 and $1,281)		2,687		1,557		4,244	4.1%

Total Investments (cost—$57,654 and $30,851) (a)		65,880		38,269		104,149	99.6%

Other assets less liabilities		144		232		376	0.4%

Net Assets		$66,024		38,501		$104,525	100.0%

Notes to Schedule of Investments

(amounts in thousands):

(a)	Securities with an aggregate value of $47,780 and $0, representing 72.4% and 0.0% of net assets, respectively, were valued utilizing modeling tools provided by a third-party vendor.
(b)	Non-income producing.
(c)	Fair-valued.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Pro Forma Financial Statements

Allianz Funds: NACM Emerging Markets Opportunities Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate Emerging Markets Fund (the “NAIF Emerging Markets Fund”), the NAIF Emerging Markets Fund would combine with the Allianz Funds: NACM Emerging Markets Opportunities Fund (the “Allianz Emerging Markets Fund”) in a transaction in which the Allianz Emerging Markets Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF Emerging Markets Fund will cease to be a separate series of the Trust and Class I and Class II shareholders of the NAIF Emerging Markets Fund will receive in exchange for their shares a number of Allianz Emerging Markets Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF Emerging Markets Fund shares.

As a result of the proposed transaction, Class I and Class II shareholders of the NAIF Emerging Markets Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF Emerging Markets Fund attributable to its Class I and Class II shares, respectively. As a result of the proposed transaction, each holder of Class I and Class II shares of the NAIF Emerging Markets Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class II shares, respectively, of the NAIF Emerging Markets Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF Emerging Markets Fund with the Allianz Emerging Markets Fund (hereafter, the “Combined Allianz Emerging Markets Fund”) as of June 30, 2009. The pro forma combined statement of operations reflect the combined financial position of the Combined Allianz Emerging Markets Fund as of the twelve months ended June 30, 2009, as if the Reorganization had occurred on July 1, 2008.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management

LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz Emerging Markets Fund that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF Emerging Markets Fund, as of June 30, 2009, divided by the net asset value per share of the shares of the Allianz Emerging Markets Fund, as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2009:

Class of Shares	Shares of Allianz Emerging Markets Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,042,602	2,211,435	3,254,137

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz Emerging Markets Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz Emerging Markets Fund in exchange for NAIF Emerging Markets Fund shares, and the aggregate tax basis of the Allianz Emerging Markets Fund shares received will be the same as the aggregate tax basis of NAIF Emerging Markets Fund shares exchanged therefor.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

Amounts in thousands, except per share amounts	Allianz Global Fund	NAIF Global Select Fund	Pro Forma Adjustments		Allianz Global Fund Pro Forma combined
Assets:
Investments, at value	$23,751	$20,733			$44,484
Cash	1				1
Foreign currency, at value		15			15
Receivable for investments sold	560	131			691
Receivable for Fund shares sold	20	77			97
Foreign taxes receivable		90			90
Dividends and interest receivable (net of foreign taxes)	39	12			51
Investments in Affiliated Funds-Trustee Deferred Compensation Plan	3				3
Other Assets		2			2

Total Assets	24,374	21,060			45,434

Liabilities:
Payable for investments purchased	445	389			834
Payable for Fund shares redeemed	70				70
Investment advisory fees payable	14	12			26
Administration fees payable	10	8			18
Distribution fees payable	9				9
Servicing fees payable	5				5
Deferred Trustee Compensation Plan payable	3	3			6
Other liabilities		8			8
Total Liabilities	556	420			976

Net Assets	$23,818	$20,640			$44,458

Net Assets Consist of:
Paid-in-capital	$42,289	$263,564			$305,853
Dividends in excess of net investment income	(6)	(139)			(145)
Accumulated net realized loss	(16,523)	(242,837)			(259,360)
Net unrealized appreciation/depreciation of investments and foreign currency transactions	(1,942)	52			(1,890)

Net Assets	$23,818	$20,640			$44,458

Net Assets:
Class A	$7,661				$7,661
Class B	8,124				8,124
Class C	5,578				5,578
Class D	1,675				1,675
Class R	554				554
Class P	194				194
Institutional Class	16		$20,640	(a)	20,656
Class I		$17,142	(17,142	)(a)	—
Class II		3,498	(3,498	)(a)	—
Shares Issued and Outstanding:
Class A	655				655
Class B	737				737
Class C	505				505
Class D	143				143
Class R	48				48
Class P	16				16
Institutional Class	1		1,709	(a)	1,710
Class I		45,520	(45,520	)(a)	—
Class II		5,890	(5,890	)(a)	—
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$11.70				$11.70
Class B	11.03				11.03
Class C	11.06				11.06
Class D	11.71				11.71
Class R	11.50				11.50
Class P	12.07				12.07
Institutional Class	12.08				12.08
Class I		$0.38			—
Class II		0.59			—
Cost of Investments	$25,693	$20,687			$46,380

Cost of Foreign Currency		$15			$15

(a)	Classes I and II net assets and shares of NAIF Global Select Fund are exchanged for Institutional Class shares of Allianz Global Fund. Initial per share values of each class are presumed to equal the Institutional share class of the Allianz Global Fund.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the twelve months ended June 30, 2009

Amounts in thousands	Allianz Global Fund	NAIF Global Select Fund	Pro Forma Adjustments		Allianz Global Fund Pro Forma combined
Investment Income:
Interest	$5				$5
Dividends, net of foreign withholding taxes of $39 and $25, respectively	587	469			1,056

Total Income	592	469	—		1,061

Expenses:
Investment advisory fees	220	169	$12	(a)	401
Administration fees	157	119	(29	)(b)	247
Distribution fees—Class B	84				84
Distribution fees—Class C	54				54
Distribution fees—Class R	1				1
Servicing fees—Class A	26				26
Servicing fees—Class B	28				28
Servicing fees—Class C	18				18
Servicing fees—Class D	5				5
Servicing fees—Class R	1				1
Trustees’ fees	3	11	(7	)(c)	7
Interest expense	2	1			3
Miscellaneous expense	—	3			3
Total Expenses	599	303	(24)		878
Reimbursement from Adviser	—	(44)	44	(d)	—
Net Expenses	599	259	20		878

Net Investment Income (Loss)	(7)	210	(20)		183

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(14,849)	(10,394)			(25,243)
Foreign currency transactions	(52)	(33)			(85)
Net change in unrealized appreciation/depreciation of:
Investments	(5,276)	(5,929)			(11,205)
Foreign currency transactions	—	(4)			(4)
Net Realized and Change in Unrealized Loss	(20,177)	(16,360)			(36,537)

Net Decrease in Net Assets Resulting from Investment Operations	$(20,184)	$(16,150)	$(20)		$(36,354)

(a)	the increase in the Investment advisory fees is due to the reduced rate based on the Allianz Global Fund.
(b)	the decrease in the Administration fees is due to the reduced rate based on the Allianz Global Fund Institutional share class.
(c)	the decrease in Trustees’ fees is due to the reduction of duplicating fees.
(d)	the decrease in the Reimbursement from Adviser is due to the elimination of expense reductions and fee offsets.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

	Allianz Funds: NACM Global Fund June 30, 2009			Nicholas Applegate Global Select Fund June 30, 2009			Pro forma Combined
	Shares	Value (000s)		Shares	Value (000s)		Shares	Value (000s)		% Combined Value of Net Assets
COMMON STOCK
Australia
BHP Billiton Ltd.	14,282	$391		12,119	$340		26,401	$731		1.6%

Belgium
Anheuser-Busch InBev NV	11,435	415		9,507	343		20,942	758		1.7%
Umicore	14,587	332		12,178	276		26,765	608		1.4%

		747			619			1,366		3.1%

Bermuda
Peace Mark Holdings Ltd. (b)(d)	382,000	—	(c)	314,000	—	(c)	696,000	—	(c)	0.0%

Brazil
Companhia Brasileira de Meios de Pagamento (b)	16,600	143		14,600	126		31,200	269		0.6%

China
China Mobile Ltd.	39,000	391		37,000	370		76,000	761		1.7%

Finland
Sampo Oyj, Class A	12,632	239		10,530	199		23,162	438		1.0%

France
BNP Paribas	5,391	351		4,495	291		9,886	642		1.4%
Gaz De France	9,206	345		7,750	289		16,956	634		1.4%
Ingenico	16,808	322		11,862	226		28,670	548		1.2%

		1,018			806			1,824		4.1%

Germany
BAYER AG	4,260	229		3,487	187		7,747	416		0.9%
Fresenius Medical Care AG & Co. KGaA	8,904	400		8,468	378		17,372	778		1.7%
RWE AG	4,085	322		3,149	248		7,234	570		1.3%

		951			813			1,764		4.0%

Hong Kong
China Resources Power Holdings Co., Ltd.				159,000	167		159,000	167		0.4%

Ireland
Icon PLC ADR (b)	15,100	326		12,500	270		27,600	596		1.3%

Israel
Teva Pharmaceutical Industries Ltd. ADR	7,500	370		6,200	307		13,700	677		1.5%

Japan
ABC-Mart, Inc.	11,800	303		10,000	257		21,800	560		1.3%
Asics Corp.	37,000	338		32,000	292		69,000	630		1.4%
Fanuc Ltd.	4,700	377		3,900	314		8,600	691		1.6%
Marubeni Corp.	67,000	296		56,000	248		123,000	544		1.2%
Mitsubishi UFJ Financial Group, Inc.	58,300	360		48,700	302		107,000	662		1.5%
Nissin Food Products Co., Ltd.	8,900	269		7,600	230		16,500	499		1.1%
Tsumura & Co.	11,000	343		9,000	281		20,000	624		1.4%

		2,286			1,924			4,210		9.5%

Kuwait
Global Investment House KSCC GDR (b)(d)	22,200	41		17,747	33		39,947	74		0.2%

Netherlands
ING Groep NV	40,821	413		34,078	343		74,899	756		1.7%
Koninklijke KPN NV				27,410	377		27,410	377		0.8%
Nutreco Holding NV	8,004	313		6,682	260		14,686	573		1.3%
Royal KPN NV	32,881	454					32,881	454		1.0%

		1,180			980			2,160		4.9%

Spain
Iberdrola Renovables S.A. (b)	91,580	420		76,341	349		167,921	769		1.7%
Tecnicas Reunidas S.A.	7,632	362		6,362	300		13,994	662		1.5%
Telefonica S.A.	18,835	428		16,135	364		34,970	792		1.8%

		1,210			1,013			2,223		5.0%

Switzerland
ABB Ltd. (b)	18,616	294		15,797	248		34,413	542		1.2%
ACE Ltd.	6,700	296		5,600	248		12,300	544		1.2%
Alcon, Inc.	3,500	406		3,300	383		6,800	789		1.8%
Nestle S.A.	9,966	376		8,390	316		18,356	692		1.6%
Roche Holdings AG	3,043	415		2,525	343		5,568	758		1.7%
Transocean Ltd. (b)	5,300	394		4,500	334		9,800	728		1.6%

		2,181			1,872			4,053		9.1%

United Kingdom
ARM Holdings PLC	207,591	409		173,300	342		380,891	751		1.7%
BG Group PLC	23,568	397		20,174	338		43,742	735		1.7%

	Allianz Funds: NACM Global Fund June 30, 2009		Nicholas Applegate Global Select Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Croda International	36,281	319	30,075	264	66,356	583	1.3%
HSBC Holdings PLC	52,561	438	49,490	409	102,051	847	1.9%
IG Group Holdings PLC	79,035	365	76,604	354	155,639	719	1.6%
Marks & Spencer Group PLC	52,133	263	43,831	221	95,964	484	1.1%
Petrofac Ltd.	29,879	330	25,525	282	55,404	612	1.4%
Wellstream Holdings PLC	32,692	276	27,457	232	60,149	508	1.1%

		2,797		2,442		5,239	11.8%

United States
Anadarko Petroleum Corp.	8,100	368	6,700	304	14,800	672	1.5%
Ansys, Inc. (b)	13,000	405	11,300	352	24,300	757	1.7%
Apple, Inc. (b)	3,400	484	2,900	413	6,300	897	2.0%
Bank of America Corp.	31,800	420	27,000	356	58,800	776	1.7%
Bank of New York Mellon Corp.	12,100	355	9,000	264	21,100	619	1.4%
Best Buy Co., Inc.	7,600	254	6,300	211	13,900	465	1.0%
Corning, Inc.	31,200	501	25,600	411	56,800	912	2.1%
Ecolab, Inc.	12,200	476	10,100	394	22,300	870	2.0%
FedEx Corp.	6,900	384	5,700	317	12,600	701	1.6%
Guess?, Inc.	11,800	304	9,800	253	21,600	557	1.3%
JPMorgan Chase & Co.	14,600	498	12,300	420	26,900	918	2.1%
Kellogg Co.	9,900	461	7,400	345	17,300	806	1.8%
Lockheed Martin Corp.	5,000	403	3,700	298	8,700	701	1.6%
Monsanto Co.	3,900	290	3,300	246	7,200	536	1.2%
Nike, Inc., Class B	7,000	362	5,700	295	12,700	657	1.5%
Occidental Petroleum Corp.	5,800	382	4,900	322	10,700	704	1.6%
Oracle Corp.	27,400	587	22,600	484	50,000	1,071	2.4%
Praxair, Inc.	5,800	412	4,800	341	10,600	753	1.7%
Procter & Gamble Co.	7,400	378	5,800	296	13,200	674	1.5%
Target Corp.	8,300	327	6,900	272	15,200	599	1.3%
Thermo Fisher Scientific, Inc. (b)	10,100	412	8,000	326	18,100	738	1.7%
URS Corp. (b)	8,500	421	7,000	347	15,500	768	1.7%
XTO Energy, Inc.	10,425	398	8,100	309	18,525	707	1.6%

		9,282		7,576		16,858	37.9%

Total Common Stock (cost—$25,495 and $19,811)		23,553		19,857		43,410	97.6%

Short term Investments
	Principal Amount		Principal Amount		Principal Amount
	(000s)		(000s)		(000s)
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $198; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $204 including accrued interest (cost—$198 and $0)	$198	198			$198	198	0.4%

Time Deposit
Citibank - Nassau, 0.03%, 10/1/09 (cost—$0 and $876)			876	876	876	876	2.0%

Total Investments (cost—$25,693 and $20,687) (a)		23,751		20,733		44,484	100.1%

Other assets less liabilities		67		(93)		(26)	-0.1%

Net Assets		$23,818		$20,640		$44,458	100.0%

Notes to Schedule of Investments

(amounts in thousands):

(a)	Securities with an aggregate value of $12,295 and $0 representing 51.6% and 0.0% of net assets, have been valued utilizing modeling tools provided by a third-party vendor.
(b)	Non-income Producing
(c)	Amount less than $500
(d)	Fair Valued

Glossary:

ADR—American Depositary Receipt

GDR—Global Depository Receipt

Notes to Pro Forma Financial Statements

Allianz Funds: NACM Global Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate Global Select Fund (the “NAIF Global Select Fund”), the NAIF Global Select Fund would combine with the Allianz Funds: NACM Global Fund (the “Allianz Global Fund”) in a transaction in which the Allianz Global Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF Global Select Fund will cease to be a separate series of the Trust and Class I and Class II shareholders of the NAIF Global Select Fund will receive in exchange for their shares a number of Allianz Global Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF Global Select Fund shares.

As a result of the proposed transaction, Class I and Class II shareholders of the NAIF Global Select Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF Global Select Fund attributable to its Class I and Class II shares, respectively. As a result of the proposed transaction, each holder of Class I and Class II shares of the NAIF Global Select Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class II shares, respectively, of the NAIF Global Select Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF Global Select Fund with the Allianz Global Fund (hereafter, the “Combined Allianz Global Fund”) as of June 30, 2009. The pro forma combined statement of operations reflect the combined financial position of the Combined Allianz Global Fund as of the twelve months ended June 30, 2009, as if the Reorganization had occurred on July 1, 2008.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz Global Fund that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF Global Select Fund, as of June 30, 2009, divided by the net asset value per share of the shares of the Allianz Global Fund, as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2009:

Class of Shares	Shares of Allianz Global Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,329	1,708,613	1,709,942

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz Global Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz Global Fund in exchange for NAIF Global Select Fund shares, and the aggregate tax basis of the Allianz Global Fund shares received will be the same as the aggregate tax basis of NAIF Global Select Fund shares exchanged therefor.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

Amounts in thousands, except per share amounts	Allianz Growth Fund	NAIF U.S. Systematic LCG Fund	Pro Forma Adjustments		Allianz Growth Fund Pro Forma combined
Assets:
Investments, at value	$32,319	$4,728			$37,047
Cash	1				1
Receivable for Fund shares sold	44	327			371
Dividends and interest receivable (net of foreign taxes)	40	7			47
Investments in Affiliated Funds-Trustee Deferred Compensation Plan	2				2

Total Assets	32,406	5,062			37,468

Liabilities:
Payable for Fund shares redeemed	46	328			374
Investment advisory fees payable	13	2			15
Administration fees payable	9	3			12
Distribution fees payable	4	1			5
Servicing fees payable	3				3
Deferred Trustee Compensation Plan payable	2	1			3
Other liabilities		3			3
Total Liabilities	77	338			415

Net Assets	$32,329	$4,724			$37,053

Net Assets Consist of:
Paid-in-capital	$45,846	$111,163			$157,009
Undistributed net investment income	129	56			185
Accumulated net realized loss	(13,758)	(106,841)			(120,599)
Net unrealized appreciation of investments	112	346			458

Total Net Assets	$32,329	$4,724			$37,053

Net Assets:
Class A	$6,453				$6,453
Class B	3,481				3,481
Class C	3,257				3,257
Class D	507				507
Class P	24				24
Institutional Class	18,595		$4,724	(a)	23,319
Administrative Class	12				12
Class I		$868	(868	)(a)	—
Class R		3,856	(3,856	)(a)	—
Shares Issued and Outstanding:
Class A	644				644
Class B	367				367
Class C	344				344
Class D	51				51
Class P	2				2
Institutional Class	1,806		459	(a)	2,265
Administrative Class	1				1
Class I		61	(61	)(a)	—
Class R		277	(277	)(a)	—
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$10.02				$10.02
Class B	9.48				9.48
Class C	9.48				9.48
Class D	10.02				10.02
Class P	10.28				10.28
Institutional Class	10.29				10.29
Administrative Class	10.13				10.13
Class I		$14.23			—
Class R		13.90			—

Cost of Investments	$32,207	$4,382			$36,589

(a)	Classes I and R net assets and shares of NAIF Systematic LCG Fund are exchanged for Institutional Class shares of Allianz Growth Fund. Initial per share values of each class are presumed to equal the Institutional share class of the Allianz Growth Fund.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the twelve months ended June 30, 2009

Amounts in thousands	Allianz Growth Fund	NAIF U.S. Systematic LCG Fund	Pro Forma Adjustments		Allianz Growth Fund Pro Forma combined
Investment Income:
Interest	$8				$8
Dividends	579	133			712

Total Income	587	133	—		720

Expenses:
Investment advisory fees	162	34	$3	(a)	199
Administration fees	103	44	(12	)(b)	135
Distribution fees—Class B	32	10			42
Distribution fees—Class C	29				29
Servicing fees—Class A	16				16
Servicing fees—Class B	11				11
Servicing fees—Class C	10				10
Servicing fees—Class D	1				1
Trustees’ fees	3	3	(3	)(c)	3
Interest expense	2	2			4
Tax expense	3				3
Miscellaneous expense	—	1			1
Total Expenses	372	94	(12)		454
Less: Reimbursement from Adviser	—	(3)	3	(d)	—
Net Expenses	372	91	(9)		454

Net Investment Income	215	42	9		266

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(13,341)	(2,483)			(15,824)
Net change in unrealized appreciation/depreciation of:
Investments	258	(610)			(352)
Net Realized and Change in Unrealized Loss	(13,083)	(3,093)			(16,176)

Net Decrease in Net Assets Resulting from Investment Operations	$(12,868)	$(3,051)	$9		$(15,910)

(a)	the increase in the Investment advisory fees is due to the higher rate based on the Allianz Growth Fund.
(b)	the decrease in the Administration fees is due to the reduced rate based on the Allianz Growth Fund Institutional share class.
(c)	the decrease in the Trustees’ fees is due to the elimination of duplicate fees.
(d)	the decrease in the Reimbursement from Adviser is due to the elimination of expense reductions and fee offsets.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

	Allianz Funds: NACM Growth Fund June 30, 2009		Nicholas Applegate U.S. Systematic Large Cap Growth Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCK
Aerospace & Defense
Lockheed Martin Corp.	8,600	$694	1,300	$105	9,900	$799	2.2%
Northrop Grumman Corp.	14,700	671	2,200	100	16,900	771	2.1%
Raytheon Co.	10,900	484	1,600	71	12,500	555	1.5%

		1,849		276		2,125	5.7%

Automobiles
Ford Motor Co. (a)	42,000	255	6,200	38	48,200	293	0.8%

Beverages
Coca-Cola Co.	11,400	547	1,700	82	13,100	629	1.7%
Coca-Cola Enterprises, Inc.	30,000	500	4,400	73	34,400	573	1.5%

		1,047		155		1,202	3.2%

Biotechnology
Amgen, Inc. (a)	6,400	339	1,000	53	7,400	392	1.1%

Communications Equipment
Cisco Systems, Inc. (a)	67,400	1,256	10,100	188	77,500	1,444	3.9%
QUALCOMM, Inc.	18,400	832	2,700	122	21,100	954	2.6%

		2,088		310		2,398	6.5%

Computers & Peripherals
Apple, Inc. (a)	6,500	926	1,000	142	7,500	1,068	2.9%
Dell, Inc. (a)	35,800	491	5,300	73	41,100	564	1.5%
EMC Corp. (a)	11,800	155	1,900	25	13,700	180	0.5%
Hewlett-Packard Co.	22,100	854	3,300	128	25,400	982	2.7%
International Business Machines Corp.	11,900	1,243	1,800	188	13,700	1,431	3.9%

		3,669		556		4,225	11.4%

Construction & Engineering
URS Corp. (a)	10,400	515	1,500	74	11,900	589	1.6%

Consumer Staples
Kraft Foods, Inc.	6,200	157	900	23	7,100	180	0.5%

Diversified Telecommunication Services
AT&T, Inc.	17,000	422	2,500	62	19,500	484	1.3%

Energy Equipment & Services
Cameron International Corp. (a)	6,300	179	800	23	7,100	202	0.5%
ENSCO International, Inc.	13,800	481	2,000	70	15,800	551	1.5%

		660		93		753	2.0%

Food & Staples Retailing
CVS Caremark Corp.	10,600	338	1,600	51	12,200	389	1.0%
Wal-Mart Stores, Inc.	23,400	1,133	3,500	170	26,900	1,303	3.5%

		1,471		221		1,692	4.6%

Food Products
Archer-Daniels-Midland Co.	10,800	289	1,600	43	12,400	332	0.9%
Dean Foods Co. (a)	15,600	299	2,300	44	17,900	343	0.9%

		588		87		675	1.8%

Health Care Providers & Services
Express Scripts, Inc. (a)	2,300	158	300	21	2,600	179	0.5%
Medco Health Solutions, Inc. (a)	10,800	493	1,600	73	12,400	566	1.5%
Omnicare, Inc.	11,700	301	1,800	46	13,500	347	0.9%
UnitedHealth Group, Inc.	10,600	265	1,600	40	12,200	305	0.8%
WellPoint, Inc. (a)	5,000	254	700	36	5,700	290	0.8%

		1,471		216		1,687	4.6%

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	10,700	353	1,600	53	12,300	406	1.1%
McDonald’s Corp.	6,400	368	1,000	57	7,400	425	1.1%
Panera Bread Co., Class A (a)	5,400	269	800	40	6,200	309	0.8%

		990		150		1,140	3.1%

Household Durables
Pulte Homes, Inc.	26,300	232	3,900	34	30,200	266	0.7%

Household Products
Procter & Gamble Co.	7,400	378	1,100	56	8,500	434	1.2%

Industrial Conglomerates
3M Co.	4,800	288	700	42	5,500	330	0.9%
General Electric Co.	16,600	195	2,500	29	19,100	224	0.6%

		483		71		554	1.5%

Insurance
ACE Ltd.	8,300	367	1,200	53	9,500	420	1.1%
The Travelers Cos., Inc.	5,900	242	900	37	6,800	279	0.8%

		609		90		699	1.9%

	Allianz Funds: NACM Growth Fund June 30, 2009		Nicholas Applegate U.S. Systematic Large Cap Growth Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Internet & Catalog Retail
Amazon.com, Inc. (a)	6,100	511	900	76	7,000	587	1.6%
Priceline.com, Inc. (a)	1,500	167	200	22	1,700	189	0.5%

		678		98		776	2.1%

Internet Software & Services
eBay, Inc. (a)	34,700	595	5,100	87	39,800	682	1.8%
Google, Inc., Class A (a)	3,300	1,391	500	211	3,800	1,602	4.3%

		1,986		298		2,284	6.2%

Media
Time Warner, Inc.	6,000	151	933	24	6,933	175	0.5%

Metals & Mining
Newmont Mining Corp.	7,600	311	1,100	45	8,700	356	1.0%

Multiline Retail
Family Dollar Stores, Inc.	11,500	325	1,700	48	13,200	373	1.0%
Kohl’s Corp. (a)	5,100	218	700	30	5,800	248	0.7%
Target Corp.	9,600	379	1,400	55	11,000	434	1.2%

		922		133		1,055	2.8%

Multi-Utilities
PG&E Corp.	8,600	331	1,300	50	9,900	381	1.0%

Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	5,500	385	800	56	6,300	441	1.2%
Occidental Petroleum Corp.	4,800	316	700	46	5,500	362	1.0%
Southwestern Energy Co. (a)	17,000	660	2,500	97	19,500	757	2.0%
Valero Energy Corp.	22,100	373	3,300	56	25,400	429	1.2%
XTO Energy, Inc.	5,800	221	800	31	6,600	252	0.7%

		1,955		286		2,241	6.0%

Pharmaceuticals
Abbott Laboratories	10,800	508	1,600	75	12,400	583	1.6%
Bristol-Myers Squibb Co.	28,500	579	4,200	85	32,700	664	1.8%
Johnson & Johnson	14,900	846	2,200	125	17,100	971	2.6%
Mylan Laboratories, Inc. (a)	12,000	157	1,800	23	13,800	180	0.5%
Schering-Plough Corp.	23,000	578	3,400	85	26,400	663	1.8%

		2,668		393		3,061	8.3%

Real Estate Investment Trusts (REIT)
Annaly Capital Management, Inc.	21,800	330	3,200	48	25,000	378	1.0%

Road & Rail
Union Pacific Corp.	2,900	151	500	26	3,400	177	0.5%

Semiconductors & Semiconductor Equipment
Intel Corp.	34,900	578	5,200	86	40,100	664	1.8%
Marvell Technology Group Ltd. (a)	32,200	375	4,800	56	37,000	431	1.2%
Texas Instruments, Inc.	13,500	287	1,900	40	15,400	327	0.9%
Xilinx, Inc.	11,000	225	1,600	33	12,600	258	0.7%

		1,465		215		1,680	4.5%

Software
Microsoft Corp.	74,700	1,776	11,000	261	85,700	2,037	5.5%
Oracle Corp.	41,900	897	5,400	116	47,300	1,013	2.7%

		2,673		377		3,050	8.2%

Specialty Retail
Bed Bath & Beyond, Inc. (a)	5,400	166	800	25	6,200	191	0.5%

Technology
Corning, Inc.	10,600	170	1,600	26	12,200	196	0.5%

Tobacco
Lorillard, Inc.	3,700	251	500	34	4,200	285	0.8%
Philip Morris International, Inc.	7,500	327	1,100	48	8,600	375	1.0%

		578		82		660	1.8%

Total Common Stock (cost—$31,646 and $4,345)		31,758		4,691		36,449	98.4%

	Principal Amount		Principal Amount		Principal Amount
	(000s)		(000s)		(000s)
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $561; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $576 including accrued interest (cost—$561 and $0)	$561	561		—	$561	561	1.5%

Time Deposit
Wells Fargo - Grand Cayman, 0.03%, 7/1/09 (cost—$0 and $37)			37	37	37	37	0.1%

Total Investments (cost—$32,207 and $4,382)		32,319		4,728		37,010	100.0%

Other assets less liabilities		10		(4)		6	0.0%

Net Assets		$32,329		$4,724		$37,053	100.0%

Notes to Schedule of Investments:

(a)	Non-income producing.

Notes to Pro Forma Financial Statements

Allianz Funds: NACM Growth Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate U.S. Systematic Large Cap Growth Fund (the “NAIF Systematic LCG Fund”), the NAIF Systematic LCG Fund would combine with the Allianz Funds: NACM Growth Fund (the “Allianz Growth Fund”) in a transaction in which the Allianz Growth Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF Systematic LCG Fund will cease to be a separate series of the Trust and Class I and Class R shareholders of the NAIF Systematic LCG Fund will receive in exchange for their shares a number of Allianz Growth Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF Systematic LCG Fund shares.

As a result of the proposed transaction, Class I and Class R shareholders of the NAIF Systematic LCG Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF Systematic LCG Fund attributable to its Class I and Class R shares, respectively. As a result of the proposed transaction, each holder of Class I and Class R shares of the NAIF Systematic LCG Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class R shares, respectively, of the NAIF Systematic LCG Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF Systematic LCG Fund with the Allianz Growth Fund (hereafter, the “Combined Allianz Growth Fund”) as of June 30, 2009. The pro forma combined statement of operations reflect the combined financial position of the Combined Allianz Growth Fund as of the twelve months ended June 30, 2009, as if the Reorganization had occurred on July 1, 2008.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz Growth Fund that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF Systematic LCG Fund, as of June 30, 2009, divided by the net asset value per share of the shares of the Allianz Growth Fund, as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2009:

Class of Shares	Shares of Allianz Growth Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,806,277	459,146	2,265,423

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz Growth Fund in exchange for NAIF Systematic LCG Fund shares, and the aggregate tax basis of the Allianz Growth Fund shares received will be the same as the aggregate tax basis of NAIF Systematic LCG Fund shares exchanged therefor.

ALLIANZ FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2009

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds (the “Trust”), as supplemented from time to time. Through two Prospectuses, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A, Class B, Class C and Class R shares of the retail stock Funds are offered through the “Retail Stock Funds Prospectus,” dated November 1, 2009; Institutional Class, Administrative Class, Class P and Class D shares of the retail stock Funds are offered through the “Institutional Stock Funds Prospectus,” dated November 1, 2009. The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” The Retail Stock Funds Prospectus, which offers Class A, B, C and R shares, is sometimes referred to herein as the “Retail Prospectus.” The Institutional Stock Fund Prospectus, which offers Administrative Class, Institutional Class, Class P and Class D shares, is sometimes referred to herein as the “Institutional Prospectus.”

Audited financial statements for the Funds as of June 30, 2009, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2009 Annual Reports. The Trust’s June 30, 2009 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on August 28, 2009 (Accession No. 0001193125-09-183434). A copy of the applicable Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.

Allianz Funds and Allianz Funds Multi-Strategy Trust Prospectuses, Annual and Semi-Annual Reports and Statements of Additional Information

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Telephone: Class A, B, C and R - 1-800-426-0107

          Class D - 1-888-877-4626

          Institutional, Administrative and Class P - 1-800-498-5413

AZ051-110109

i

Allianz CCM Capital Appreciation Fund		Allianz NACM Mid-Cap Growth Fund		Allianz OCC Opportunity Fund

Class A	PCFAX	Class A	ANMAX	Class A	POPAX

Class B	PFCBX	Class C	ANMGX	Class B	POOBX

Class C	PFCCX	Institutional Class	ANMIX	Class C	POPCX

Class R	PCARX	Class P	AMGPX	Class R	AOORX

Institutional Class	PAPIX	Class D	ANGDX	Institutional Class	POFIX

Class P	ALAPX			Class P	AOCPX

Administrative Class	PICAX			Administrative Class	POADX

Class D	PCADX			Class D	APPDX

Allianz CCM Emerging Companies Fund		Allianz NACM Pacific Rim Fund		Allianz OCC Target Fund

Institutional Class	PMCIX	Class A	PPRAX	Class A	PTAAX

Administrative Class	PMGAX	Class B	PPRBX	Class B	PTABX

		Class C	PPRCX	Class C	PTACX

		Institutional Class	NAPRX	Institutional Class	PFTIX

		Class P	APRPX	Class P	AOTPX

		Class D	PPRDX	Administrative Class	PTADX

				Class D	PTRDX

Allianz CCM Focused Growth Fund		Allianz NFJ All-Cap Value Fund		Allianz RCM Disciplined International Equity Fund

Class A	AFWAX	Class A	PNFAX	Class A	RAIGX

Class C	AFWCX	Class B	PNFBX	Class B	RBIGX

Institutional Class	AFGIX	Class C	PNFCX	Class C	RCIGX

Class P	ACFPX	Institutional Class	PNFIX	Institutional Class	DRIEX

Administrative Class	ALADX	Class P	ANFPX	Administrative Class	RAIAX

Class D	AFWDX	Administrative Class	PNCAX	Class D	DIENX

		Class D	PNFDX

Allianz CCM Mid-Cap Fund		Allianz NFJ Dividend Value Fund		Allianz RCM Global Resources Fund

Class A	PFMAX	Class A	PNEAX	Class A	ARMAX

Class B	PFMBX	Class B	PNEBX	Class C	ARMCX

Class C	PFMCX	Class C	PNECX	Institutional Class	RGLIX

Class R	PMCRX	Class R	PNERX	Class P	APGPX

Institutional Class	PMGIX	Institutional Class	NFJEX	Class D	ARMDX

Class P	ACMPX	Class P	ADJPX

Administrative Class	PMCGX	Administrative Class	ANDAX

Class D	PMCDX	Class D	PEIDX

Allianz NACM Emerging Markets Opportunities Fund		Allianz NFJ International Value Fund		Allianz RCM Global Small-Cap Fund

Class A	AOTAX	Class A	AFJAX	Class A	RGSAX

Class C	AOTCX	Class C	AFJCX	Class B	RGSBX

Institutional Class	AOTIX	Class R	ANJRX	Class C	RGSCX

Class P	AEMPX	Institutional Class	ANJIX	Institutional Class	DGSCX

Class D	AOTDX	Class P	AFVPX	Class P	ARSPX

		Class D	AFJDX	Class D	DGSNX

Allianz NACM Global Fund		Allianz NFJ Large Cap Value Fund		Allianz RCM Large-Cap Growth Fund

Class A	NGBAX	Class A	PNBAX	Class A	RALGX

Class B	NGBBX	Class B	PNBBX	Class B	RBLGX

Class C	NGBCX	Class C	PNBCX	Class C	RCLGX

Class R	NGBRX	Class R	ANLRX	Class R	PLCRX

Institutional Class	NGBIX	Institutional Class	ANVIX	Institutional Class	DRLCX

Class P	AGMPX	Class P	ALCPX	Class P	ARLPX

Administrative Class	NGAAX	Administrative Class	ALNFX	Administrative Class	DLGAX

Class D	NGBDX	Class D	PNBDX	Class D	DLCNX

Allianz NACM Growth Fund		Allianz NFJ Mid-Cap Value Fund		Allianz RCM Mid-Cap Fund

Class A	NGWAX	Class A	ANVAX	Class A	RMDAX

Class B	NGWBX	Class C	ANVCX	Class B	RMDBX

Class C	NGWCX	Institutional Class	ANIVX	Class C	RMDCX

Institutional Class	NGFIX	Class P	AMVPX	Class R	PRMRX

Class P	ANCPX	Class D	ANVDX	Institutional Class	DRMCX

Administrative Class	NGFAX			Administrative Class	DRMAX

Class D	NGWDX			Class D	DMCNX

Allianz NACM Income and Growth Fund		Allianz NFJ Renaissance Fund		Allianz RCM Strategic Growth Fund

Class A	AZNAX	Class A	PQNAX	Class A	ARCAX

Class C	AZNCX	Class B	PQNBX	Class C	ARCCX

Institutional Class	AZNIX	Class C	PQNCX	Institutional Class	ANRIX

Class P	AIGPX	Class R	PRNRX	Class P	AMSPX

Class D	AZNDX	Institutional Class	PRNIX	Administrative Class	ANRAX

		Administrative Class	PRAAX	Class D	ARCDX

		Class D	PREDX

Allianz NACM International Fund		Allianz NFJ Small-Cap Value Fund		Allianz RCM Technology Fund

Class A	PNIAX	Class A	PCVAX	Class A	RAGTX

Class C	PNICX	Class B	PCVBX	Class B	RBGTX

Class R	ANIRX	Class C	PCVCX	Class C	RCGTX

Institutional Class	NAISX	Class R	PNVRX	Institutional Class	DRGTX

Class P	ANIPX	Institutional Class	PSVIX	Class P	ARTPX

Administrative Class	ANCAX	Class P	ASVPX	Administrative Class	DGTAX

Class D	PNIDX	Administrative Class	PVADX	Class D	DGTNX

		Class D	PNVDX

		Allianz OCC Growth Fund		Allianz RCM Wellness Fund

		Class A	PGWAX	Class A	RAGHX

		Class B	PGFBX	Class B	RBGHX

		Class C	PGWCX	Class C	RCGHX

		Class R	PPGRX	Class D	DGHCX

		Institutional Class	PGFIX

		Class P	AOGPX

		Administrative Class	PGFAX

		Class D	PGRDX

iii

iv

v

THE TRUST

Allianz Funds (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of twenty-nine separate investment series. Except for the RCM Global Resources, RCM Strategic Growth, RCM Technology and RCM Wellness Funds, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information relates to the prospectuses for the following series of the Trust, each of which invests directly in equity securities and other securities and instruments: the CCM Capital Appreciation Fund, the CCM Emerging Companies Fund, the CCM Focused Growth Fund and the CCM Mid-Cap Fund (together, the “Allianz CCM Funds”); the NACM Emerging Markets Opportunities Fund, the NACM Global Fund, the NACM Growth Fund, the NACM Income & Growth Fund, the NACM International Fund, the NACM Mid-Cap Growth Fund and the NACM Pacific Rim Fund (together, the “Allianz NACM Funds”); the NFJ All-Cap Value Fund, the NFJ Dividend Value Fund, the NFJ International Value Fund, the NFJ Large-Cap Value Fund, the NFJ Mid-Cap Value Fund, the NFJ Renaissance Fund and the NFJ Small-Cap Value Fund (together, the “Allianz NFJ Funds”); the OCC Growth Fund, the OCC Opportunity Fund and the OCC Target Fund (together, the “Allianz OCC Funds”); and the RCM Global Resources Fund, the RCM Global Small-Cap Fund, the RCM Disciplined International Equity Fund, the RCM Large-Cap Growth Fund, the RCM Mid-Cap Fund, the RCM Strategic Growth Fund, the RCM Technology Fund and the RCM Wellness Fund, (together, the “Allianz RCM Funds”). The Allianz CCM Funds, the Allianz NACM Funds, the Allianz NFJ Funds, the Allianz OCC Funds and the Allianz RCM Funds are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information. There are a number of other funds referred to throughout this Statement of Additional Information that were formerly series of the Trust as noted below.

The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to PIMCO Funds: Multi-Manager Series. The Trust changed its name to its current name effective March 3, 2005. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The Allianz RCM Funds (except the RCM Global Resources, and RCM Strategic Growth Funds) were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of these Allianz RCM Funds. The NACM Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM Pacific Rim Fund. The NACM International Fund was reorganized into the Trust on October 15, 2004 when shares of its predecessor fund, the Nicholas-Applegate International Systematic Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM International Fund. The NACM Emerging Markets Opportunities Fund, a recently formed series of the Trust, reorganized on August 18, 2006 when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the NACM Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the NACM Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. The NACM Mid-Cap Growth Fund reorganized on July 27, 2007 when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund reorganized into the NACM Mid-Cap Growth Fund by transferring substantially all of its assets and liabilities to the NACM Mid-Cap Growth Fund in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund.

Prior to November 1, 2006, the OCC Growth Fund (formerly the “PEA Growth Fund”), the OCC Opportunity Fund (formerly the “PEA Opportunity Fund”) and the OCC Target Fund (formerly the “PEA Target Fund”) were each sub-advised by PEA Capital LLC (“PEA”) pursuant to a Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital LLC (“Oppenheimer Capital”) entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the OCC Growth, OCC Opportunity and OCC Target Funds.

Effective April 2, 2007, the NACM Flex-Cap Value Fund changed its name to the NFJ All-Cap Value Fund in connection with the replacement of Nicholas-Applegate Capital Management LLC with NFJ Investment Group LLC as the Fund’s sub-adviser.

Effective August 15, 2008, the OCC Value Fund changed its name to the Allianz Global Investors Value Fund (and subsequently merged into the NFJ Large-Cap Value Fund). Effective June 8, 2009, the OCC Renaissance Fund changed its name to the NFJ Renaissance Fund. These changes occurred in connection with the replacement of Oppenheimer Capital LLC with NFJ Investment Group LLC as the Funds’ sub-adviser.

On January 16, 2009, the Allianz Global Investors Value Fund (the “AGI Value Fund”) merged into the NFJ Large-Cap Value Fund. The AGI Value Fund liquidated in connection with the reorganization, and shares of such Fund are no longer available for purchase.

Effective April 30, 2009, the RCM International Growth Equity Fund changed its name to the RCM Disciplined International Equity Fund.

The RCM Biotechnology Fund merged into the RCM Wellness Fund (formerly the “RCM Healthcare Fund”) on October 17, 2008. The shares of RCM Financial Services Fund were redeemed in kind by Allianz Global Investors of America, L.P., the Fund’s sole shareholder, on June 27, 2007. The shares of OCC Core Equity Fund were redeemed on April 25, 2008 in connection with the liquidation and dissolution of the Fund. The shares of OCC International Equity Fund were redeemed on September 15, 2008 in connection with the liquidation and dissolution of the Fund. The shares of OCC Small-Cap Value Fund were redeemed on September 30, 2008 in connection with the liquidation and dissolution of the Fund. The shares of the OCC Equity Premium Strategy Fund were redeemed on March 12, 2009 in connection with the liquidation and dissolution of the Fund. The shares of the RCM Small-Cap Growth Fund were redeemed on July 14, 2009 in connection with the liquidation and dissolution of the Fund.

Allianz Global Fund Management has been the investment adviser to each Fund since October 1, 2002 (or since a Fund’s inception as a series of the Trust, if later). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Global Investors of America L.P. (“Allianz”) was the adviser to the Funds. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Funds’ sub-advisers, and in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by GNMA, for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for preferred stock could fail if there are insufficient bidders and for other reasons, in which case a Fund as an owner may be required to hold the securities (which may continue to pay distributions at a contractually determined “default” rate) indefinitely and treat the securities as an illiquid investment. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds may loan their securities to affiliates of Allianz Global Fund Management. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the Securities and Exchange Commission staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Adviser. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income is disclosed as such in the “Statement of Operations” in the Trust’s annual report for the period ended June 30, 2009. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions – Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Effective March 16, 2009, the Trust determined to cease participation in a program (the “Program”) pursuant to which various Funds regularly lent their portfolio securities to brokers, dealers and other intermediaries, as described in here and “Characteristics and Risks of Securities and Investment Techniques — Loans of Portfolio Securities” in the Prospectuses. The New York branch of Dresdner Bank AG (“Dresdner”), a former affiliate of the Adviser, served as the Trust’s securities lending agent under the Program. Income generated from the investments of cash collateral under the Program, less any negotiated rebate fees paid to the borrowers and transactions costs, was divided between the Funds and Dresdner. The Trust completed an orderly winding down of the Program on April 9, 2009, which involved the return to the Funds of all securities on loan, the disposition by the Funds of all cash collateral investments related to the Program, and the return of all collateral due to the borrowers. See “Affiliated Transactions” in the Trust’s annual report for the period ended June 30, 2009 for a description of the disposition of certain cash collateral investments previously held by the Funds under the Program. The Trust and individual Funds may determine to lend portfolio securities in the future through other securities lending programs or facilities.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Non-U.S. Securities

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some foreign securities may be restricted against transfer within the United States or to a United States person. For more information about how the Sub-Advisers may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities” in the Prospectuses.

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by shareholders. See “Taxation” below.

Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income, and can include “growth” companies or “start-up” companies.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s sub-adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). Except for the RCM Technology and RCM Strategic Growth Funds (as described in more detail below), none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

The RCM Technology Fund and the RCM Strategic Growth Fund may each write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation” below.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value” below.

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems which may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities which the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation” below.

Exemption from Commodity Pool Operator Registration. The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Among other trading agreements, certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.

Short Sales

Each of the Funds may make use of short sales transactions. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. The NACM Funds, the RCM Funds (except the RCM Mid-Cap Fund) and NFJ All-Cap Value Fund may engage in short sales which are not “against the box.” The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. The other Funds may only engage in short sales that are “against the box.”

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilize short sales. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The Securities and Exchange Commission and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation” below.

Commodities

Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause a Fund to hold precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to such commodities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-trade funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

Illiquid Securities

A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”) and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Funds may invest a portion of their assets in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Adviser or Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of foreign banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities – Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenual anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under in conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such

ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, the IO class will receive all of the interest, while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Potential Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliates of the Adviser or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Investment objectives which are fundamental may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the NFJ Renaissance, OCC Growth, OCC Opportunity and OCC Target Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(2) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) may not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

(6) may not concentrate more than 25% of the value of its total assets in any one industry;

(7) may not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

(8) may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33  1/3% in the case of the OCC Target Fund); and

(9) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of each of the CCM Emerging Companies, CCM Focused Growth, NACM Income & Growth, NACM Mid-Cap Growth, NFJ International Value, NFJ Large-Cap Value and NFJ Mid-Cap Value Funds and may not be changed with respect to any such Fund without shareholder approval by a vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(5) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In determining whether a transaction is permitted under the 1940 Act, Restriction 5 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The investment restrictions set forth below are fundamental policies of each of the CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value and NFJ Small-Cap Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(3) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(4) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(5) may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(6) may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(7) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the CCM Mid-Cap Fund only, this fundamental investment restriction is as follows: the CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund’s assets);

(8) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(9) may not lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(10) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

Each of the Allianz RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of each such Fund’s outstanding voting securities.

In the case of the Allianz RCM Funds (other than the RCM Disciplined International Equity, RCM Mid-Cap and RCM Strategic Growth Funds), these restrictions provide that each such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Resources Fund will invest more than 25% of its assets in the natural resources industry; (ii) the RCM Technology Fund will concentrate more than 25% of its assets in the technology industry and (iii) the RCM Wellness Fund will concentrate more than 25% of its assets in the healthcare industry.

(2) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(4) may not act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(5) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In determining whether a transaction is permitted under the 1940 Act, Restriction 6 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Global Resources Fund, the RCM Technology Fund and the RCM Wellness Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “RCM Codes”). The RCM Codes are based on an expanded Morgan

Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) industry classification model, modified to be what RCM Capital Management LLC believes is more representative of global investing and more applicable to growth industries and their sub-industries.

In the case of the RCM Disciplined International Equity Fund, these restrictions provide that such Fund may not:

(1) invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

(2) invest in companies for the purpose of exercising control or management;

(3) borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

(4) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(5) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets;

(6) act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(7) invest more than 10% of the value of its net assets in securities that are illiquid;

(8) purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction;

(9) purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers;

(10) purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC;

(11) issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (3) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

(12) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In the case of the RCM Mid-Cap Fund, these restrictions provide that such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

(2) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(3) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(4) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(5) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 4 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

In the case of the RCM Strategic Growth Fund, these restrictions provide that the Fund:

(1) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(2) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not concentrate more than 25% of the value of its assets in any one industry;

(5) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction (2) above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Strategic Growth Fund will measure the percentage of its assets in a particular industry by reference to the RCM Codes.

The investment restrictions set forth below are fundamental policies of the NFJ All-Cap Value Fund and each of the Allianz NACM Funds (except for the NACM Income & Growth and NACM Mid-Cap Growth Funds), and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:

(1) may not concentrate more than 25% of the value of its total assets in any one industry;

(2) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(5) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (4) above, except that this Restriction (5) does not apply to the NACM Emerging Markets Opportunities Fund. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(7) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(8) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 7 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Non-Fundamental Investment Restrictions

Each Fund (except the Allianz RCM Funds, the NACM Emerging Markets Opportunities and the NFJ Mid-Cap Value Funds) is also subject to the following non-fundamental restriction and policies (which may be changed without shareholder approval):

(1) Subject to any limits set forth in its Prospectus or the SAI, each such Fund may engage in short sales to the maximum extent permitted by law.

(2) Each such Fund may not invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Policies Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

1. The CCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

2. The NFJ Dividend Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends.

3. The NFJ Small-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations.

4. The RCM Global Small-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

5. The RCM Technology Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies.

6. The RCM Wellness Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of wellness-related companies.

7. The RCM Large-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion.

8. The RCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

9. The NACM Pacific Rim Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain

50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.

10. The RCM Disciplined International Equity Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies.

11. The NFJ Large-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. For purposes of this policy, the Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index.

12. The RCM Global Resources Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to cyclical or commodity industries, such as the oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel (the “natural resources industries”).

13. The NFJ Mid-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.

14. The NACM Emerging Markets Opportunities Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

15. The NACM Mid-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

Effective January 1, 2010, CCM Focused Growth Fund will no longer provide advance notice prior to changing its policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The Fund’s investment policy is no longer subject to Rule 35d-1(a).

Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Adviser or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises which are different from the definitions and standards used by other Sub-Advisers. For example, the Sub-Advisers may use different definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Interested Trustees

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served****	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Udo Frank** 5/6/1959	Trustee	1/2006 to present	Chief Executive Officer, RCM Capital Management LLC and Executive Committee Member, Allianz Global Investors. Formerly, Chief Executive Officer –Equities, Allianz Global Investors.	29	Member of the Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney*** 8/3/1959	Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	78	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

*

The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of Premier VIT, each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global

Investors Managed Accounts Trust (f/k/a Fixed Income SHares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

**	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.
***	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.
****	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Independent Trustees

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Childress* 2/28/1934	Trustee	1/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	29	None.

Theodore J. Coburn 7/8/1953	Trustee	6/2002 to present	President, Coburn Capital Group; Formerly Executive Vice President, Nations Academy, Executive Vice President of the Edison Schools, Inc. and Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	29	Member of Board of Directors, Ramtron International Corporation.

F. Ford Drummond 10/22/1962	Trustee	1/2006 to present	Owner/Operator, Drummond Ranch.	29	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James S. MacLeod 11/21/1947	Trustee	1/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	29	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946	Trustee	1/2006 to present	Adjunct Assistant Professor at Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	29	Chairman of the Board of Directors of Tufts Health Plan; Member of Board of Directors and Chair of Audit Committee of AMAG Pharmaceuticals, Inc. and CardioKine Inc.

Edward E. Sheridan 9/19/1954	Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	29	None.

W. Bryant Stooks* 9/10/1940	Trustee	1/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); Partner Arthur Andersen & Co.	29	Member of the Board of Trustees of The Steele Foundation.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald M. Thorne* 5/12/1938	Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	29	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940	Trustee	1/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	29	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Prior to their election as Trustees of the Trust, Messrs Childress, Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). As discussed above, on January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.
**	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Executive Officers

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 45 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 3/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. and Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Executive Vice President, OpCap Advisors LLC, President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex.

Youse Guia 9/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971	Assistant Treasurer	3/2007 to present	Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen A. Chapman 11/11/1964	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard H. Kirk 4/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 45 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section  2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Committees of the Board of Trustees

The Trust’s Audit Oversight and Compliance Committee is currently composed of Messrs. Childress, Coburn, Scoon, Stooks and Zug (Chairman). Mr. Maney attends meetings as an observer but does not vote. All of the members of the Audit Oversight and Compliance Committee are Independent Trustees. The principal functions of the Audit Oversight and Compliance Committee are (i) to provide assistance to the Trustees in fulfilling their responsibility to shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust, and (ii) oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Audit Oversight and Compliance Committee was constituted on January 1, 2006, and prior to that date its responsibilities were carried out by separate committees—the Trust’s Audit Oversight Committee and the Trust’s Compliance Committee. The Trust’s Audit Oversight and Compliance Committee convened 6 times during the fiscal year ended June 30, 2009.

The Trust’s Valuation Committee is currently composed of Messrs. Frank, MacLeod (Chairman), Maney, Scoon, Sheridan and Thorne. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee met or otherwise took action 11 times during the fiscal year ended June 30, 2009.

The Trust’s Board Governance and Nominating Committee is currently composed of Messrs. Childress, Coburn, MacLeod, Scoon and Thorne (Chairman). Mr. Maney attends meetings as an observer but does not vote. All of the members of the Board Governance and Nominating Committee are Independent Trustees. The Board Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Board Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Board Governance and Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Board Governance and Nominating Committee was called the Nominating Committee prior to January 1, 2006 and convened 5 times during the fiscal year ended June 30, 2009.

The Trust’s Contracts Committee is currently composed of Messrs. Drummond, Scoon, Sheridan, Stooks (Chairman) and Zug. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened 8 times during the fiscal year ended June 30, 2009.

The Trust’s Performance Committee is currently composed of Messrs. Drummond, Frank, MacLeod, Scoon and Sheridan (Chairman). The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee convened 5 times during the fiscal year ended June 30, 2009.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The table discloses such Trustee holdings information as of December 31, 2008. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Securities Ownership as of 12/31/08

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/08)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* (as of 12/31/08)
Gary A. Childress		Over $100,000
OCC Growth Fund	$10,001 - $50,000
OCC Opportunity Fund	Over $100,000
OCC Renaissance Fund	$10,001 - $50,000
OCC Target Fund	Over $100,000
OCC Value Fund	Over $100,000
NFJ Large-Cap Value Fund	Over $100,000
NFJ Small-Cap Value Fund	Over $100,000
RCM Disciplined International Equity Fund	Over $100,000
RCM Technology Fund	$10,001 - $50,000
Theodore J. Coburn		Over $100,000
CCM Focused Growth Fund	$10,001 - $50,000
NFJ Dividend Value Fund	$10,001 - $50,000
NACM Growth Fund	$50,001 - $100,000
NACM Global Fund	$10,001 -$50,000
NACM Pacific Rim Fund	$10,001 -$50,000
RCM Disciplined International Equity Fund	$10,001 - $50,000
RCM Global Small-Cap Fund	$1 - $10,000
F. Ford Drummond		Over $100,000
NFJ Dividend Value Fund	$10,001 -$50,000
NFJ International Value Fund	$10,001 -$50,000
NFJ Small-Cap Value Fund	$10,001 -$50,000
NACM Emerging Markets Opportunities Fund	$1 - $10,000
NACM International Fund	$10,001 - $50,000
NACM Pacific Rim Fund	$10,001 - $50,000
OCC Growth Fund	$10,001 - $50,000
OCC Target Fund	$10,001 - $50,000
RCM Disciplined International	$10,001 - $50,000

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/08)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* (as of 12/31/08)
Equity Fund
RCM Technology Fund	$10,001 -$50,000
Udo Frank		Over $100,000
RCM Global Small-Cap Fund	$50,001 - $100,000
RCM Large-Cap Growth Fund	$50,001 - $100,000
James S. MacLeod		Over $100,000
NFJ Dividend Value Fund	Over $100,000
NFJ Large-Cap Value Fund	Over $100,000
John C. Maney		Over $100,000
CCM Capital Appreciation Fund	$1 - $10,000
NFJ Dividend Value Fund	Over $100,000
NFJ International Value Fund	$50,001 - $100,000
NACM Emerging Markets Opportunities Fund	$10,001 - $50,000
OCC Opportunity Fund	$1 - $10,000
OCC Target Fund	$1 - $10,000
Davey S. Scoon		Over $100,000
NFJ Large-Cap Value Fund	$10,001 - $50,000
NFJ Small-Cap Value Fund	$10,001 - $50,000
NACM Pacific Rim Fund	$10,001 - $50,000
Edward E. Sheridan		Over $100,00
NFJ Small-Cap Value Fund	Over $100,000
W. Bryant Stooks		$10,001 - $50,000
NFJ Dividend Value Fund	$1 - $10,000
NFJ International Value Fund	$1 - $10,000
NFJ Renaissance Fund	$10,001 - $50,000
OCC Opportunity Fund	$10,001 - $50,000
OCC Target Fund	$1 - $10,000
RCM Technology Fund	$1 - $10,000
Gerald M. Thorne		Over $100,000
OCC Growth Fund	Over $100,000
OCC Target Fund	$50,001 - $100,000
RCM Technology Fund	Over $100,000
James W. Zug		Over $100,000
NFJ International Value Fund	$10,001 - $50,000
NACM Emerging Markets Opportunities Fund	$10,001 - $50,000
RCM Technology Fund	$50,001 - $100,000

*

The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest

and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2008.

Trustees’ Compensation

Trustees, other than those affiliated with Allianz, Allianz Global Investors of America L.P. (“Allianz”), a Sub-Adviser, or Pacific Investment Management LLC (“Pacific Investment Management Company”), currently receive an annual retainer of $80,000 ($140,000 for the Chairman), plus $6,000 ($10,000 for the Chairman) for each Board of Trustees meeting attended in person and $2,000 for each meeting attended telephonically. Each member of a Committee currently receives a $10,000 annual retainer per Committee, except for the Valuation Committee. The Committee Chair Fees are $5,000 for each of the Performance and Governance Committees, and $10,000 for each of the Audit and Contracts Committees. The Chairman of the Trustees currently receives a $40,000 annual retainer for his service as a member of each Committee of the Board of Trustees. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee is compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses. The Board of Trustees may from time to time establish ad hoc committees, and Trustees who sit on such ad hoc committees may receive additional compensation for their participation.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2009. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Gary A. Childress	$134,500	$0	$0	$134,500
Theodore J. Coburn[1]	$142,000	$0	$0	$142,000
F. Ford Drummond	$128,000	$0	$0	$128,000
James S. MacLeod	$150,750	$0	$0	$150,750
Davey S. Scoon	$224,000	$0	$0	$224,000
Edward E. Sheridan	$144,500	$0	$0	$144,500
W. Bryant Stooks	$138,000	$0	$0	$138,000
Gerald M. Thorne	$144,500	$0	$0	$144,500
James W. Zug	$138,000	$0	$0	$138,000

[1]

“Total Compensation from Trust and Fund Complex Paid to Trustees” includes $16,000 in compensation paid to Mr. Coburn for his services as a Director of the Nicholas-Applegate Fund, Inc. for the calendar year ended December 31, 2008. Mr. Coburn was a Trustee of the Nicholas-Applegate Fund, Inc. through April 17, 2009.

Each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Codes of Ethics

The Trust, Allianz Global Fund Management, Cadence, NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, Pacific Investment Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period ended June 30, 2009 is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Institutional and Administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov.

Investment Adviser

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) between Allianz Global Fund Management and the Trust. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Adviser is located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser and its investment management affiliates had approximately $983.8 billion of assets under management as of September 30, 2009.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns 100% of Dresdner Bank AG, though in August 2008 it announced an agreement to sell Dresdner Bank AG to Commerzbank AG. Credit Lyonnais, as well as certain broker-dealers that might be controlled by or affiliated with this entity or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, may be considered to be affiliated persons of the Adviser and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Advisory Agreement

The Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Adviser has engaged various affiliates and one non-affiliate to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the OCC Growth, OCC Opportunity and OCC Target Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.

The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Advisory Fee Rate
CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value(1),
NFJ Large-Cap Value and RCM Large-Cap Growth	0.45%
RCM Mid-Cap	0.47%
NACM Growth, OCC Growth and RCM Disciplined International Equity	0.50%
OCC Target	0.55%
NACM International, NFJ International Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value(2)	0.60%
NACM Income & Growth, NACM Mid-Cap Growth, NFJ All-Cap Value and OCC Opportunity	0.65%

NACM Global and RCM Global Resources	0.70%
RCM Wellness	0.80%
NACM Emerging Markets Opportunities, NACM Pacific Rim and RCM Technology	0.90%
RCM Global Small-Cap(3) and RCM Strategic Growth	1.00%
CCM Emerging Companies(4)	1.25%

(1)	The investment advisory fees are subject to a voluntary fee waiver currently in effect for the Fund that would reduce the 0.45% contractual fee rate by 0.025% on assets in excess of $7.5 billion and by an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets. During the most recently completed fiscal year, the Fund’s assets were not in excess of these levels.
(2)	The investment advisory fees are subject to a voluntary fee waiver currently in effect for the Fund that reduces the 0.60% contractual fee rate by 0.025% on assets in excess of $3 billion, by an additional 0.025% on assets in excess of $4 billion and by an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.
(3)	The investment advisory fees are subject to a voluntary fee waiver currently in effect for the Fund that reduces the 1.00% contractual fee rate by 0.05% to 0.95%.
(4)	The investment advisory fees are subject to a voluntary fee waiver currently in effect for the Fund that reduces the 1.25% contractual fee rate by 0.10% to 1.15%.

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007 the Funds paid the Adviser the following amounts under the Advisory Agreement (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	1,356,524	6,158,640	8,613,579
CCM Capital Appreciation Fund	4,456,495	7,217,313	6,974,483
CCM Emerging Companies Fund	1,545,330	4,193,191	7,073,061
CCM Focused Growth Fund	452,363	383,471	107,438
CCM Mid-Cap Fund(1)	3,902,597	6,036,841	5,921,454
NACM Emerging Markets Opportunities Fund	793,678	1,716,169	403,098
NACM Global Fund	219,654	383,304	298,672
NACM Growth Fund	161,709	139,511	68,518
NACM Income & Growth Fund	147,948	146,054	45,281
NACM International Fund	1,206,204	3,513,728	3,368,769
NACM Mid-Cap Growth Fund	53,954	133,384	0
NACM Pacific Rim Fund	1,825,546	3,880,577	2,819,269
NFJ All-Cap Value Fund	130,880	260,630	366,609
NFJ Dividend Value Fund(1)	28,571,572	37,758,436	24,393,001

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
NFJ International Value Fund	6,430,052	5,921,828	1,361,386
NFJ Large-Cap Value Fund(1)	4,057,737	4,380,361	1,345,263
NFJ Mid-Cap Value Fund	52,587	78,883	39,197
NFJ Renaissance Fund(1)	4,711,577	9,508,737	13,833,249
NFJ Small-Cap Value Fund	25,166,820	25,720,283	25,781,954
OCC Core Equity Fund(1)	N/A	26,932	32,124
OCC Equity Premium Strategy Fund(1)	131,140	352,840	406,344
OCC Growth Fund	2,121,917	2,908,075	2,706,725
OCC International Equity Fund(1)	5,308	28,573	25,133
OCC Opportunity Fund	1,148,694	1,617,022	1,636,712
OCC Small-Cap Value Fund(1)	5,703	5,483	N/A
OCC Target Fund	1,830,483	3,472,641	3,558,024
RCM Biotechnology Fund(1)	263,627	832,177	1,308,071
RCM Financial Services Fund(1)	N/A	N/A	28,863
RCM Global Resources Fund	226,088	301,435	81,236
RCM Global Small-Cap Fund	932,252	2,672,193	2,397,919
RCM Disciplined International Equity Fund(1)	242,660	454,708	420,829
RCM Large-Cap Growth Fund	1,506,500	2,366,627	2,453,764
RCM Mid-Cap Fund	236,594	385,543	421,707
RCM Small-Cap Growth Fund(1)	37,234	72,007	51,194
RCM Strategic Growth Fund	46,580	54,839	36,476
RCM Technology Fund	7,752,061	12,324,347	10,810,840
RCM Wellness Fund	826,677	624,365	791,681
TOTAL	$102,556,747	$146,031,149	$129,938,521

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment adviser to the Trust pursuant to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between Allianz Global Fund Management and the Trust. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Adviser.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In addition to its services as Adviser, Allianz Global Fund Management serves as Administrator to the Funds pursuant to an Amended and Restated Administration Agreement with the Trust (and in this capacity is referred to herein as the “Administrator”). The Administrator provides or procures administrative services for the Funds, which include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Administrator (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

In return for an administrative fee, the Administrator also arranges, at its own expense, for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds. The Administrator is also responsible for the preparation of prospectuses and shareholder reports for current shareholders and bears the costs of preparing, printing and mailing such reports.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr., Udo Frank and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore, Frank and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington has been a member of the Management Board since June 2004. Ms. Whittington is also Chief Executive Officer of Nicholas-Applegate Capital Management LLC, a registered investment adviser affiliated with

Allianz Global Investors Fund Management LLC. She also serves as Chief Executive Officer of Allianz Global Investors Management Partners LLC, a registered investment adviser. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1996 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1992 to 1996). Ms. Whittington received a Ph.D. and M.S. from the University of Pittsburgh and B.A. from the University of Delaware. Ms. Whittington holds NASD Series 3, 6, 63 and 26.

Barbara R. Claussen	Management Board	Ms. Claussen has been a member of the Management Board since January 2007. Ms. Claussen is Chief Operating Officer at NFJ which is a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Claussen has more than 25 years of experience in the investment business. She joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2005, she was promoted to Chief Operating Officer at NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading. She holds a B.S. from the University of Wisconsin-Strout.

Portfolio Management Agreements

The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the particular Sub-Adviser. The Adviser currently has nine investment management affiliates which are also indirect subsidiaries of Allianz, the following three of which manage one or more of the Funds: NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and Oppenheimer Capital LLC (“Oppenheimer Capital”). RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Adviser, is the Sub-Adviser for the Allianz RCM Funds. Cadence Capital Management LLC (“Cadence”), which was previously (but is no longer) affiliated with Allianz, is the Sub-Adviser of the Allianz CCM Funds. For services provided to the Funds, the Adviser (and not the Funds) pays the Sub-Advisers fees at the rates set forth in the Portfolio Management Agreements. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Shareholders of certain Funds have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more Sub-Advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”), as described in more detail in the Prospectus.

ultimate responsibility of the Board of Trustees, the Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Cadence

Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the CCM Capital Appreciation, CCM Focused Growth and CCM Mid-Cap Funds and 1.15% for the CCM Emerging Companies Fund. With respect to the CCM Emerging Companies Fund, the fee payable to Cadence has been reduced by 0.10% to 1.05% on a voluntary basis with no set expiration date for the reduction.

Cadence is an investment management firm organized as a Delaware limited liability company. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence is majority owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 2009, of approximately $6.0 billion.

NFJ

Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the NFJ Dividend Value and NFJ Large-Cap Value Funds, 0.50% for the NFJ International Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value Funds and 0.55% for the NFJ All-Cap Value Fund. With respect to the NFJ Small-Cap Value Fund, the fee payable to NFJ is subject to a voluntary reduction currently in effect for the Fund of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets. With respect to the NFJ Dividend Value Fund, the fee payable to NFJ is subject to a voluntary reduction currently in effect for the Fund of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

NFJ is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz Global Investors Management Partners LLC (“AGI Management Partners”), which, in turn, is wholly owned by Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: AGI Management Partners as the limited partner, and NFJ Management Inc. as the general partner. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGI Management Partners is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. NFJ provides investment management services to institutional accounts. Columbus Circle Investors (“Columbus Circle”), a former subsidiary partnership of the Adviser, served as the Sub-Adviser of the NFJ Renaissance Fund until May 7, 1999, PEA Capital LLC (“PEA”) managed the portfolio until February 15, 2005 and Oppenheimer managed portfolio until June 4, 2009. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2009, of approximately $29.4 billion.

Nicholas-Applegate

Pursuant to a Portfolio Management Agreement between the Adviser and Nicholas-Applegate, Nicholas-Applegate is the Sub-Adviser and provides investment advisory services to the NACM Emerging Markets Opportunities, NACM Global, NACM Growth, NACM Income & Growth, NACM International, NACM Mid-Cap Growth and NACM Pacific Rim Funds. For

the services provided, the Adviser (not the Trust) pays Nicholas-Applegate a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the NACM Growth Fund, 0.50% for the NACM International Fund, 0.55% for the NACM Income & Growth and NACM Mid-Cap Growth Funds, 0.60% for the NACM Global Fund, and 0.80% for the NACM Emerging Markets Opportunities and NACM Pacific Rim Funds.

Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership) and is an indirect wholly-owned subsidiary of AGI Management Partners, which, in turn, is wholly owned by Allianz. AGI Management Partners and Nicholas-Applegate are both located at 600 West Broadway, San Diego, California 92101. Nicholas-Applegate was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by Nicholas-Applegate had combined assets, as of September 30, 2009, of approximately $9.79 billion.

Oppenheimer Capital

Pursuant to a Portfolio Management Agreement between the Adviser and Oppenheimer Capital, Oppenheimer Capital provides investment services to the OCC Growth, OCC Opportunity and OCC Target Funds. For the services provided, the Adviser (not the Trust) pays Oppenheimer Capital a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the OCC Growth Fund, 0.45% for the OCC Target Fund and 0.55% for the OCC Opportunity Fund.

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly-owned subsidiary of AGI Management Partners, which, in turn, is wholly owned by Allianz. AGI Management Partners is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. PEA managed the portfolios of: (i) the OCC Growth, OCC Opportunity and OCC Target Funds prior to November 1, 2006. Columbus Circle, served as the Sub-Adviser of: (i) the OCC Growth, OCC Opportunity and OCC Target Funds prior to March 6, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle’s employees. As of September 30, 2009, Oppenheimer Capital had approximately $8.18 billion in assets under management.

RCM

Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM provides investment services to the RCM Disciplined International Equity, RCM Global Resources, RCM Global Small-Cap, RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth, RCM Technology and RCM Wellness Funds. For the services provided, the Adviser (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the RCM Large-Cap Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.40% for the RCM Disciplined International Equity Fund, 0.70% for the RCM Global Resources and RCM Wellness Funds, 0.80% for the RCM Technology Fund and 0.90% for the RCM Global Small-Cap and RCM Strategic Growth Funds. With respect to the RCM Global Small-Cap Fund, the fee payable to RCM has been reduced by 0.05% to 0.85% on a voluntary basis with no set expiration date for the reduction.

RCM is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz SE. Organized in 1998, it is the successor to the business of its holding company, RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2009, RCM had approximately $15.7 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the amount of portfolio management fees paid by the Adviser to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	1,055,074	4,790,053	6,699,450
CCM Capital Appreciation Fund	3,484,299	5,613,445	5,424,598
CCM Emerging Companies Fund	1,410,954	3,857,736	6,507,216
CCM Focused Growth Fund	351,838	298,255	83,563
CCM Mid-Cap Fund(1)	3,054,699	4,695,321	4,605,575
NACM Emerging Markets Opportunities Fund(2)	705,492	1,525,484	319,730
NACM Global Fund	188,275	328,547	256,005
NACM Growth Fund	129,368	111,609	54,815
NACM Income & Growth Fund	125,187	123,584	38,315
NACM International Fund	1,005,170	2,928,107	2,807,307
NACM Mid-Cap Growth Fund	45,653	112,864	N/A
NACM Pacific Rim Fund	1,622,707	3,449,401	2,506,017
NFJ All-Cap Value Fund	110,745	220,533	310,208
NFJ Dividend Value Fund(2)	22,305,795	29,367,673	18,972,334
NFJ International Value Fund	5,358,377	4,934,857	1,134,488
NFJ Large-Cap Value Fund(2)	3,156,017	3,406,947	1,046,316
NFJ Mid-Cap Value Fund	43,823	65,736	32,664
NFJ Renaissance Fund(1)	3,822,909	7,685,990	11,462,869
NFJ Small-Cap Value Fund	21,089,456	21,433,570	21,484,962
OCC Core Equity Fund(1)	N/A	20,947	24,986
OCC Equity Premium Strategy Fund(1)	98,355	267,905	304,758
OCC Growth Fund	1,700,986	2,326,460	2,165,380
OCC International Equity Fund(1)	4,423	23,811	20,944
OCC Opportunity Fund	983,189	1,368,250	1,384,910
OCC Small-Cap Value Fund(2)	4,826	4,640	N/A
OCC Target Fund	1,509,331	2,841,252	2,911,111
RCM Biotechnology Fund(1)	230,674	729,949	1,159,068
RCM Financial Services Fund(1)	N/A	N/A	28,863
RCM Global Resources Fund	196,793	267,655	75,689
RCM Global Small-Cap Fund	844,227	2,434,233	2,184,748
RCM Disciplined International Equity Fund(1)	197,228	543,595	344,172
RCM Large-Cap Growth Fund	1,297,355	373,855	2,323,695
RCM Mid-Cap Fund	209,209	2,252,884	411,347
RCM Small-Cap Growth Fund(1)	35,643	376,131	51,194
RCM Strategic Growth Fund	43,096	72,007	35,786
RCM Technology Fund	7,039,799	52,745	9,960,035
RCM Wellness Fund	723,343	11,406,505	689,778

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest

Cadence

Compensation

Cadence compensates each portfolio manager for such portfolio manager’s management of the Funds. Each portfolio manager’s compensation consists of a fixed annual base salary, 401(k) plan and a share of the firm’s profits, payment of which may in some cases be deferred, at the portfolio manager’s election, pursuant to a deferred compensation plan in which each portfolio manager may participate.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers. Except as noted below, the information is as of June 30, 2009, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
William B. Bannick	1	18.9	154	3,241.1	3	143.3
Robert L. Fitzpatrick	1	18.9	154	3,241.1	3	143.3
Michael J. Skillman	1	18.9	154	3,241.1	3	143.3

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
William B. Bannick	0	0	1	12.8	0	0
Robert L. Fitzpatrick	0	0	1	12.8	0	0
Michael J. Skillman	0	0	1	12.8	0	0

Conflicts of Interest

Cadence’s Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Allianz CCM Funds. Some of these clients’ portfolios are managed using the same investment strategies and objectives which the Portfolio Managers use to manage the Funds, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Product Group”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Product Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Product Group may be selling a security, while another Product Group may be purchasing or holding the same security. As a result, transactions executed for the Product Group that is selling the security may adversely affect the value of any Product Group which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Funds. For example, Cadence may receive more compensation with respect to certain Product Groups than that received with respect to other Product Groups or the Funds or may receive compensation based in part on the performance of accounts in a certain Product Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Product Group, to the possible detriment of other Product Groups for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Funds.

Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in the Funds managed by such Portfolio Managers. In addition, the Funds managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2009.

CCM Capital Appreciation	Dollar Range of Equity Securities
William B. Bannick	$100,001- 500,000
Robert L. Fitzpatrick	$50,001- 100,000
Michael J. Skillman	None
CCM Emerging Companies
William B. Bannick	$10,001- 50,000
Robert L. Fitzpatrick	None
Michael J. Skillman	$1- 10,000
CCM Focused Growth
William B. Bannick	None
Robert L. Fitzpatrick	$100,001- 500,000
Michael J. Skillman	$100,001- 500,000
CCM Mid-Cap
William B. Bannick	$10,001- 50,000
Robert L. Fitzpatrick	$50,001- 100,000
Michael J. Skillman	None

NFJ

Compensation

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst’s successful job performance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance. Except as noted below, the information is as of June 30, 2009.

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Benno J. Fischer	3	82.2	59	9,154.0	17	2,717.0
Jeffrey S. Partenheimer	1	8.2	42	6,915.0	9	661.7
Paul A. Magnuson	3	82.2	55	8,759.0	14	1,661.0
R. Burns McKinney	3	82.2	49	8,099.0	10	2,474.0
Thomas W. Oliver	1	8.2	46	7,775.0	6	599.0
Morley D. Campbell	2	74.0	7	875.1	5	939.4

Accounts and Assets for Which Advisory Fee is Based on Performance

NFJ does not manage any accounts or assets for which the advisory fee is based on performance.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services”.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2009.

NFJ All-Cap Value
Jeffrey S. Partenheimer	$50,001 – 100,000
Benno J. Fischer	$10,001 – 50,000
Thomas W. Oliver	None
NFJ Dividend Value
Benno J. Fischer	None
Paul A. Magnuson	$50,001 - 100,000
R. Burns McKinney	$100,001 – 500,000
Jeffrey S. Partenheimer	$10,001 – 50,000
Thomas W. Oliver	$50,001 – 100,00
NFJ International Value
Benno J. Fischer	$50,001 – 100,000
Paul A. Magnuson	$100,001 – 500,000
R. Burns McKinney	$100,001 – 500,000
Thomas W. Oliver	$100,001 – 500,000
NFJ Large-Cap Value
Thomas W. Oliver	$50,001 – 100,000
Paul A. Magnuson	$50,001 – 100,000
Benno J. Fischer	$10,001 – 50,000
Jeffrey S. Partenheimer	$10,001 – 50,000
NFJ Mid-Cap Value
Jeffrey S. Partenheimer	$100,001 – 500,000
Benno J. Fischer	$10,001 – 50,000
Thomas W. Oliver	$50,001 - 100,000
NFJ Renaissance
Paul A. Magnuson*	None
Benno J. Fischer*	$10,001 – 50,000
Morley D. Campbell*	None
NFJ Small-Cap Value
Paul A. Magnuson	$100,001 – 500,000
Morley D. Campbell	$10,001 – 50,000
Benno J. Fischer	$50,001 – 100,000
R. Burns McKinney	$10,001 – 50,000

*	as of May 15, 2009

Nicholas-Applegate

Compensation

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to the Portfolio’s primary benchmarks as specified in the Prospectus and to peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of June 30, 2009.

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	4	631.6	3	39.8
Steven Tael, Ph.D., CFA	5	704.7	45	868.6	7	338.2
James Li, Ph.D., CFA	5	704.7	45	868.6	7	338.2
Jane Edmondson	5	704.7	45	868.6	7	338.2
Nelson Shing	3	212.3	2	310.4	2	111.7
Kunal Ghosh	5	704.7	45	868.6	7	338.2
Christopher A. Herrera	3	212.3	2	310.4	2	111.7
Mark P. Roemer	5	704.7	45	868.6	7	338.2
Michael E. Yee	6	697.7	12	1,472.5	5	2,386.7
Justin Kass, CFA	6	697.7	12	1,472.5	5	2,386.7
Douglas Forsyth	6	697.7	12	1,472.5	5	2,386.7

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	0	0	0	0
Steven Tael, Ph.D. CFA	0	0	4	455.9	0	0
James Li, Ph.D., CFA	0	0	4	455.9	0	0
Jane Edmondson	0	0	4	455.9	0	0
Nelson Shing	0	0	0	0	0	0
Kunal Ghosh	0	0	0	0	0	0
Christopher A. Herrera	0	0	0	0	0	0
Mark P. Roemer	0	0	4	455.9	0	0
Michael E. Yee	2	399.9	0	0	0	0
Justin Kass, CFA	2	399.9	0	0	0	0
Douglas Forsyth	2	399.9	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Nicholas-Applegate believes are faced by investment professionals at most major financial firms. Nicholas-Applegate, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Nicholas-Applegate’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Nicholas-Applegate account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Nicholas-Applegate, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Nicholas-Applegate-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and Nicholas-Applegate’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Nicholas-Applegate’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by Nicholas-Applegate, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2009.

NACM Emerging Markets Opportunities	Dollar Range of Equity Securities
Kunal Ghosh	None
Steven Tael, Ph.D., CFA	None
NACM Global
Christopher A. Herrera	None
Nelson Shing	None
NACM Growth
James Li, Ph.D., CFA	$10,001 – 50,000
Kunal Ghosh	None
NACM Income & Growth
Douglas Forsyth, CFA	None
Michael E. Yee	None
Justin Kass, CFA	None
NACM International
Steven Tael, Ph.D., CFA	None
Kunal Ghosh	None
NACM Mid-Cap Growth
Jane Edmondson	None
Mark P. Roemer	None
NACM Pacific Rim
Pedro Marcal	$10,001 – 50,000

Oppenheimer Capital

Compensation

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity and a benefits package. Key investment professionals are also eligible to participate in Oppenheimer’s long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one- or three-year period, with some consideration for longer time periods. In addition to any bonus, Oppenheimer utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period of one year or over a three-year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three-year period and is typically invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers. Except as note below, the information is as of June 30, 2009, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Investment Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Robert Urquhart	0	0	3	18,770,916.5	1	63,512,486.8
Michael Corelli	0	0	11	248,425,145.6	4	331,539,228.2
Jeff Parker	0	0	0	0	1	50,137,085.5
Eric Sartorius	0	0	7	93,010,349.6	3	210,579,232.2
William Sandow	0	0	0	0	0	0

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Investment Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Robert Urquhart	0	0	0	0	0	0
Michael Corelli	0	0	0	0	0	0
Jeff Parker	0	0	0	0	0	0
Eric Sartorius	0	0	0	0	0	0
William Sandow	0	0	0	0	0	0

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of Oppenheimer Capital are subject to a written code of ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of entities (including unregistered comingled vehicles) in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Funds. When Oppenheimer Capital determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, Oppenheimer Capital will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, Oppenheimer Capital may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Oppenheimer Capital may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Oppenheimer Capital may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

Some of the Managed Accounts (including several unregistered comingled vehicles) are charged fees that are based entirely or partially on investment performance. Performance fee arrangements create a potential conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to Managed Accounts which are charged a performance fee instead of allocating them to Funds or a Managed Accounts without a performance-based fee. Oppenheimer Capital has adopted policies and procedures that are reasonably designed to allocate investment opportunities among Managed Accounts which are charged performance-based fees and Funds and Managed Accounts which are not charged such fees on a fair and equitable basis over time.

Securities Ownership

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2009.

OCC Growth	Dollar Range of Equity Securities
Robert Urquhart	$100,001 – 500,000
Jeff Parker	None
OCC Opportunity
Michael Corelli	$100,001 – 500,000
Eric Sartorius	$100,001 – 500,000
OCC Target
Jeff Parker	None
William Sandow	$50,001 – 100,000

RCM

Compensation

RCM goes to great lengths to ensure that its compensation packages are competitive. RCM’s compensation strategy begins with participation in annual industry compensation reviews to benchmark “best in class” compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position’s compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitive, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant RCM Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant RCM Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitive review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers as of June 30, 2009, including amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raphael L. Edelman	2	44.7	30	955.4	0	0
Peter A. Goetz	3	246.9	20	374.6	1	106.4
Louise M. Laufersweiler	2	11.7	18	197.1	2	130.3
Steven Klopukh	0	0	5	200.4	0	0
Ara Jelalian	0	0	8	4.3	0	0
Tom J. Ross	3	96.3	11	195	2	130.3
Huachen Chen	4	137.7	17	431	5	779.2
Walter C. Price	6	144.7	11	423.5	6	789.1
Michael Dauchot	1	10.5	6	1.5	1	40.6
Ken Tsuboi	0	0	7	2.5	1	40.6
Paul A. Wagner	1	10.5	2.3		0	0
Paul D. Strand	0	0	6	4.5	0	0
Todd G. Hawthorne	1	3.5	6	3.8	0	0
Scott T. Migliori	0	0	30	3,523.5	0	0
Dan Hunt	0	0	3.25		0	0
Joanne L. Howard	1	59.8	38	334.9	0	0
Edward S. Painvin	1	11	5	362.9	0	0

*	Includes advisory fees based on the performance of the pooled vehicle.

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raphael L. Edelman	0	0	0	0	0	0
Peter A. Goetz	0	0	0	0	0	0
Louise M. Laufersweiler	0	0	0	0	0	0
Steven Klopukh	0	0	0	0	0	0
Ara Jelalian	0	0	0	0	0	0
Tom J. Ross	0	0	0	0	0	0
Huachen Chen	1	85.7	0	0	0	0
Walter C. Price	3	92.7	0	0	0	0
Michael Dauchot	0	0	0	0	0	0
Ken Tsuboi	0	0	0	0	0	0
Paul A. Wagner	0	0	0	0	0	0
Paul D. Strand	0	0	0	0	0	0
Todd G. Hawthorne	0	0	0	0	0	0
Scott T. Migliori	0	0	2	892.9	0	0
Dan Hunt	0	0	0	0	0	0
Joanne L. Howard	0	0	0	0	0	0
Edward S. Painvin	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and RCM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by RCM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P.

Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the Allianz RCM Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the Allianz RCM Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2009.

RCM Disciplined International Equity	Dollar Range of Equity Securities
Ara Jelalian	$100,0001 – 500,000
RCM Global Resources
Paul D. Strand	$100,001 – 500,000
RCM Global Small-Cap
Tom J. Ross	$50,001 – 100,000
RCM Large-Cap Growth
Raphael L. Edelman	$100,001 – 500,000
Peter A. Goetz	$10,001 – 50,000
Scott T. Migliori	$10,001 – 50,000
Joanne L. Howard	$100,001 – 500,000
Edward S. Painvin	None
RCM Mid-Cap
Louise M. Laufersweiler	$10,001 – 50,000
Steven Klopukh	$10,001 – 50,000
RCM Strategic Growth
Raphael L. Edelman	$50,001 – 100,000
Todd G. Hawthorne	$50,001 - 100,000
RCM Technology
Walter C. Price	Over $1 million
Huachen Chen	$100,001 – 500,000
RCM Wellness
Ken Tsuboi	$50,001 – 100,000
Michael Dauchot	$10,001 – 50,000
Dan Hunt	$10,001 – 50,000
Paul A. Wagner	$1 – 10,000

Fund Administrator

In addition to its services as Adviser, Allianz Global Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below.

Administrative Fee Rate

Fund	Institutional and Administrative Classes(1)		Class A, Class B, Class C, Class D, and Class R(1)(2)	Class P(1)
CCM Capital Appreciation	0.30	%(3)	0.40%	0.40%
CCM Emerging Companies	0.30	%(3)	N/A	N/A
CCM Focused Growth	0.30%		0.40%	0.40%
CCM Mid-Cap	0.30	%(3)	0.40%	0.40%
NACM Emerging Markets Opportunities	0.40%		0.50%	0.50%
NACM Global	0.35%		0.45%	0.45%
NACM Growth	0.30%		0.40%	0.40%
NACM Income & Growth	0.30%		0.40%	0.40%
NACM International	0.40%		0.50%	0.50%
NACM Mid-Cap Growth	0.30%		0.40%	0.40%
NACM Pacific Rim	0.40%		0.50%	0.50%
NFJ All-Cap Value	0.30%		0.40%	0.40%
NFJ Dividend Value	0.30%		0.40%	0.40%
NFJ International Value	0.40%		0.50%	0.50%
NFJ Large-Cap Value	0.30%		0.40%	0.40%
NFJ Mid-Cap Value	0.30%		0.40%	0.40%
NFJ Renaissance	0.30%		0.40%	N/A
NFJ Small-Cap Value	0.30	%(3)	0.40%	0.40%
OCC Growth	0.30%		0.40%	0.40%
OCC Opportunity	0.30%		0.40%	0.40%
OCC Target	0.30%		0.40%	0.40%
RCM Disciplined International Equity	0.40%		0.50%	N/A
RCM Global Resources	0.35%		0.45%	0.45%
RCM Global Small-Cap	0.35%		0.45%	0.45%
RCM Large-Cap Growth	0.30%		0.40%	0.40%
RCM Mid-Cap	0.30%		0.40%	N/A
RCM Strategic Growth	0.30%		0.40%	0.40%
RCM Technology	0.30%		0.40%	0.40%
RCM Wellness	N/A		0.40%	N/A

(1)

The total Administrative Fee rate for each class of shares of the Allianz NACM Emerging Markets Opportunities, Allianz NACM International, Allianz NACM Pacific Rim, Allianz NFJ International Value and Allianz RCM Disciplined International Equity Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. The total Administrative Fee rate for each class of shares of the Allianz NACM Global, Allianz RCM Global Resources and Allianz RCM Global Small-Cap Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. The total Administrative Fee rate for each class of shares of all other Allianz Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to an additional 0.25% for Class D shares as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. Therefore, the administrative fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)

For the Allianz CCM Capital Appreciation, Allianz CCM Emerging Companies, Allianz CCM Mid-Cap and Allianz NFJ Small-Cap Value Funds, the Administrator has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to the particular share class.

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of Allianz Global Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of Allianz Global Fund Management, Allianz, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the OCC Growth, OCC Opportunity and OCC Target Funds, by a majority of the Trustees who are not interested persons of the Trust or Allianz Global Fund Management, on 60 days’ written notice to Allianz Global Fund Management.

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$634,661	$1,212,880	$1,234,521
Allianz Global Investors Value(1)	1,161,752	5,131,060	7,126,364
CCM Capital Appreciation Fund	2,922,210	4,595,486	4,460,486
CCM Emerging Companies Fund	335,941	851,730	1,398,006
CCM Focused Growth Fund	265,118	226,557	61,505
CCM Mid-Cap Fund(1)	2,639,475	3,934,392	3,881,739
NACM Emerging Markets Opportunities Fund	491,073	1,028,745	215,714
NACM Global Fund	156,778	273,692	213,271
NACM Growth Fund	103,450	110,484	53,844
NACM Income & Growth Fund	63,150	57,990	17,478
NACM International Fund	1,095,162	3,290,122	3,154,459
NACM Mid-Cap Growth Fund	21,023	51,403	N/A
NACM Pacific Rim Fund	1,159,988	2,498,685	1,815,310
NFJ All-Cap Value Fund	73,899	144,832	180,586
NFJ Dividend Value Fund(1)	18,389,412	24,551,108	16,984,344
NFJ International Value Fund	5,961,750	5,621,926	1,344,038
NFJ Large-Cap Value Fund(1)	3,092,626	3,291,482	1,061,349
NFJ Mid-Cap Value Fund	33,319	48,327	22,574
NFJ Renaissance Fund(1)	3,382,162	6,746,318	9,020,469
NFJ Small-Cap Value Fund	12,925,649	13,424,834	13,711,242
OCC Core Equity Fund(1)	N/A	16,703	21,067
OCC Equity Premium Strategy Fund(1)	85,637	230,533	265,414
OCC Growth Fund	1,647,594	2,289,890	2,149,081
OCC International Equity Fund(1)	3,983	21,430	18,850
OCC Opportunity Fund	618,843	924,308	955,099
OCC Small-Cap Value Fund(1)	2,283	2,217	N/A
OCC Target Fund	1,329,504	2,475,824	2,538,242
RCM Biotechnology Fund(1)	131,814	408,914	596,009
RCM Disciplined International Equity Fund(1)	282,352	530,538	493,729
RCM Financial Services Fund(1)	N/A	N/A	10,308
RCM Global Resources Fund	152,299	201,334	48,921
RCM Global Small-Cap Fund	455,570	1,292,222	1,159,031
RCM Large-Cap Growth Fund	951,729	1,477,861	1,547,034
RCM Mid-Cap Fund	134,319	219,196	239,850
RCM Small-Cap Growth Fund(1)	10,959	21,178	15,057
RCM Strategic Growth Fund	14,908	52,745	10,152
RCM Technology Fund	3,409,674	11,406,505	4,829,610
RCM Wellness Fund	474,135	385,255	509,514
TOTAL	$64,614,199	$92,998,867	$81,335,753

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid-Cap Growth Fund’s predecessor, paid the Fund’s administrator, Nicholas-Applegate, an aggregate amount of $138,181 in administration fees for the Fund’s fiscal year ended March 31, 2007.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing sub-transfer agency and other administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm, and any such variations do not altar the amount of Administrative fees paid by the Funds to the Administrator. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and /or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. If no such payments are made with respect to certain shares (e.g., because they are held directly at the transfer agent without a financial intermediary), there is no corresponding reduction in the amount of administrative fees paid to the Administrator. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Class P shares of the Funds may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers, including sponsors of certain asset allocation, wrap fee and other similar programs. The Administrator currently estimates that it and/or its affiliates will pay up to an additional 0.10% per annum (on top of amounts described in the preceding paragraph) of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement to service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to Class P shareholders of the Funds. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. These payments are made to service agents selected by the Administrator and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm.

The above-described amounts paid to service agents would be in addition to amounts paid to the Trust’s transfer agent or other service providers. Service agents may impose additional or different conditions than the Trust on the purchases, redemptions or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, redemptions or exchanges of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, the Administrator and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class P shares of the Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through financial institutions which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Certain types of investors are not eligible to invest in Class B shares. See “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares” below for details.

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of Allianz Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Administrator and/or its affiliates pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares” below.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Administration Agreement based on the different levels of administrative services provided to each Class. See “Fund Administrator.” All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Retail Prospectus under the caption “Investment Options—Class A, B, C and R Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund, series of Allianz Funds Multi-Strategy Trust or series of PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

During the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

Class	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
Class A	$255,648	$321,781	$155,143
Class B	1,520,406	3,160,063	5,103,157
Class C	700,919	839,781	1,712,569

As described in the Retail Prospectus under the caption “Investment Options—Class A, B, C and R Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Distributor received an aggregate of $3,938,403, $26,393,421 and $18,979,397, respectively, and retained an aggregate of $571,921, $1,193,649 and $1,966,820, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Retail Prospectus under the caption “Investment Options—Class A, B, C and R Shares—Distribution and Servicing (12b-1) Plans,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority (“FINRA” which was formerly NASD) and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

	Servicing Fee	Distribution Fee
Class B and Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds(1)	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B (2)	0.25%	None
Class C(3)	0.25%	0.75%
Class R	0.25%	0.25%

(1)	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.
(2)	Payable only with respect to shares outstanding for one year or more.
(3)	Payable only with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates make payments of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class R, Class P, Administrative Class or Institutional Class shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards & Sons, Inc.

AIG Financial Advisors, Inc.

American Portfolios Financial Services Inc.

Ameriprise Financial Services, Inc.

Associated Securities Corp.

AXA Advisors, LLC

Banc of America Investment Services, Inc.

Banc One Securities Investment

CCO Investment Services

Chase Investment Services, Corp.

Citigroup Global Markets Inc.

Comerica Securities

Commonwealth Financial Network

Cuna Brokerage Services

E*TRADE Clearing LLC

First Allied Securities, Inc.

FSC Securities Corp.

ING Companies:

ING Financial Partners, Inc.

Financial Network Investment Corp.

Multi-Financial Securities Corp.

PrimeVest Financial Services, Inc.

Janney, Montgomery, Scott

Lincoln Financial Securities

Linsco/Private Ledger Corporation

McDonald Investments

Merrill Lynch, Pierce, Fenner & Smith Inc.

ML Stern & Co., LLC

Morgan Stanley & Co.

Mutual Service Corporation

NatCity Investments

National Planning Holdings, Inc.

Northwestern Mutual Investment Services LLC

Oppenheimer & Co., Inc.

Piper Jaffray1

Questar Capital

Raymond James & Associates Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corp.

Robert W. Baird

Royal Alliance Associates Inc.

Securities America, Inc.

Sterne Agee

Summit Brokerage Services Inc.

SunTrust Investment Services

UBS Financial Services, Inc.

United Planners’ Financial Services of America

Wachovia Securities, Inc.

Waterstone Financial Group

WM Financial Services Inc.

[1]	Subsequently acquired by UBS.

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ administrative fees and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Trust paid the Distributor an aggregate of $16,606,080, $23,997,849 and $19,623,597, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$103,629	$170,701	$172,526
Allianz Global Investors Value Fund(1)	261,409	1,152,244	1,583,975
CCM Capital Appreciation Fund	572,668	1,088,623	1,002,644
CCM Focused Growth Fund	13,890	11,726	847
CCM Mid-Cap Fund(1)	493,092	789,084	840,430
NACM Emerging Markets Opportunities Fund(1)	73,787	130,545	9,176
NACM Global Fund	26,109	38915	30,606
NACM Growth Fund	15,893	25,859	13,589
NACM Income & Growth Fund	6,193	1,664	59
NACM International Fund	166,153	666,340	689,279
NACM Mid-Cap Growth Fund	268	125	N/A
NACM Pacific Rim Fund	139,588	323,537	247,640

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
NFJ All-Cap Value Fund	16,480	26,082	15,195
NFJ Dividend Value Fund(1)	5,707,057	8,640,905	5,511,928
NFJ International Value Fund	1,440,516	1,403,229	330,800
NFJ Large-Cap Value Fund(1)	702,587	887,478	241,952
NFJ Mid-Cap Value Fund	11,633	16,187	8,189
NFJ Renaissance Fund(1)	913,941	1,589,901	2,120,744
NFJ Small-Cap Value Fund	4,055,435	4,345,031	4,592,459
OCC Core Equity Fund(1)	N/A	1,752	4,363
OCC Equity Premium Strategy Fund(1)	24,669	62,292	70,185
OCC Growth Fund	433,080	365,104	230,029
OCC Opportunity Fund	129,642	170,362	150,939
OCC Small-Cap Value Fund(1)	34	124	N/A
OCC Target Fund	267,937	444,156	416,143
RCM Biotechnology Fund(1)	7,843	24,027	28,171
RCM Global Resources Fund	31,059	44,267	7,248
RCM Global Small-Cap Fund	78,207	218,413	200,374
RCM Disciplined International Equity Fund(1)	34,576	55,068	47,820
RCM Large-Cap Growth Fund	97,606	124,298	139,149
RCM Mid-Cap Fund	5,754	8,845	9,550
RCM Small-Cap Growth Fund(1)	N/A	N/A	N/A
RCM Strategic Growth Fund	4,258	4,032	1,617
RCM Technology Fund	742,082	1,139,528	871,238
RCM Wellness Fund	29,004	27,406	34,733

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2009, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $13,949,107; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $2,656,973. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$87,048	$16,581	$103,629
Allianz Global Investors Value Fund(1)	219,583	41,826	261,409
CCM Capital Appreciation Fund	481,042	91,626	572,668
CCM Mid-Cap Fund(1)	414,197	78,895	493,092
CCM Focused Growth Fund	11,667	2,223	13,890
NACM Emerging Markets Opportunities Fund(1)	61,981	11,806	73,787

Fund	Compensation	Sales Material and Other Expenses	Total
NACM Global Fund	21,931	4,178	26,109
NACM Growth Fund	13,350	2,543	15,893
NACM Income & Growth Fund	5,202	991	6,193
NACM International Fund	139,569	26,584	166,153
NACM Mid-Cap Growth Fund	225	43	268
NACM Pacific Rim Fund	117,254	22,334	139,588
NFJ All-Cap Value Fund	13,844	2,636	16,480
NFJ Dividend Value Fund(1)	4,793,928	913,129	5,707,057
NFJ International Value Fund	1,210,033	230,483	1,440,516
NFJ Large-Cap Value Fund(1)	590,173	112,414	702,587
NFJ Mid-Cap Value Fund	9,772	1,861	11,633
NFJ Renaissance Fund(1)	767,710	146,231	913,941
NFJ Small-Cap Value Fund	3,406,565	648,870	4,055,435
OCC Equity Premium Strategy Fund(1)	20,722	3,947	24,669
OCC Growth Fund	363,788	69,292	433,080
OCC Opportunity Fund	108,900	20,742	129,642
OCC Small-Cap Value Fund(1)	28	6	34
OCC Target Fund	225,067	42,870	267,937
RCM Biotechnology Fund(1)	6,589	1,254	7,843
RCM Disciplined International Equity Fund(1)	29,044	5,532	34,576
RCM Global Resources Fund	26,089	4,970	31,059
RCM Global Small-Cap Fund	65,694	12,513	78,207
RCM Large-Cap Growth Fund	81,989	15,617	97,606
RCM Mid-Cap Fund	4,834	920	5,754

Fund	Compensation	Sales Material and Other Expenses	Total
RCM Small-Cap Growth Fund	N/A	N/A	N/A
RCM Strategic Growth Fund	3,577	681	4,258
RCM Technology Fund	623,349	118,733	742,082
RCM Wellness Fund	24,363	4,641	29,004

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class B Plans

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Trust paid the Distributor an aggregate of $8,226,572, $19,186,100 and $23,397,035, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$327,132	$744,274	$818,998
Allianz Global Investors Value Fund(1)	633,179	2,752,216	3,891,589
CCM Capital Appreciation Fund	219,933	542,047	672,290
CCM Mid-Cap Fund(1)	255,581	571,630	708,138
NACM Global Fund	112,030	230,456	179,343
NACM Growth Fund	43,261	80,386	38,128
NACM Pacific Rim Fund	200,212	474,931	396,049
NFJ All-Cap Value Fund(1)	21,268	50,602	55,479
NFJ Dividend Value Fund(1)	1,848,017	4,021,256	3,986,537
NFJ Large-Cap Value Fund(1)	483,274	404,163	320,983
NFJ Renaissance Fund(1)	1,836,121	4,658,244	6,470,703
NFJ Small-Cap Value Fund	1,333,237	2,406,700	2,878,412
OCC Equity Premium Strategy Fund(1)	43,298	130,718	157,248
OCC Growth Fund	160,761	269,400	266,597
OCC Opportunity Fund	51,567	132,777	177,482
OCC Target Fund	114,805	363,881	557,495
RCM Biotechnology Fund(1)	11,584	37,220	54,264
RCM Wellness Fund	53,656	55,860	71,653
RCM Disciplined International Equity Fund(1)	71,428	163,168	145,215
RCM Global Small-Cap Fund	153,025	464,523	502,464
RCM Technology Fund	190,040	507,940	916,239
RCM Large-Cap Growth Fund	51,564	101,663	108,407
RCM Mid-Cap Fund	11,604	22,046	23,322

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2009, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $6,910,323; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $1,316,249. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$274,791	$52,341	$327,132
Allianz Global Investors Value Fund(1)	531,870	101,309	633,179
CCM Capital Appreciation Fund	184,744	35,189	219,933
CCM Mid-Cap Fund(1)	214,688	40,893	255,581
NACM Global Fund	94,105	17,925	112,030
NACM Growth Fund	36,339	6,922	43,261
NACM Pacific Rim Fund	168,178	32,034	200,212
NFJ All-Cap Value Fund(1)	17,865	3,403	21,268
NFJ Dividend Value Fund(1)	1,552,334	295,683	1,848,017
NFJ Large-Cap Value Fund(1)	405,950	77,324	483,274
NFJ Renaissance Fund(1)	1,542,342	293,779	1,836,121
NFJ Small-Cap Value Fund	1,119,919	213,318	1,333,237
OCC Equity Premium Strategy Fund(1)	36,370	6,928	43,298
OCC Growth Fund	135,039	25,722	160,761
OCC Opportunity Fund	43,316	8,251	51,567
OCC Target Fund	96,436	18,369	114,805
RCM Biotechnology Fund(1)	9,731	1,853	11,584
RCM Disciplined International Equity Fund(1)	60,000	11,428	71,428
RCM Global Small-Cap Fund	128,541	24,484	153,025
RCM Technology Fund	159,634	30,406	190,040
RCM Large-Cap Growth Fund	43,313	8,251	51,564
RCM Mid-Cap Fund	9,747	1,857	11,604
RCM Wellness Fund	45,071	8,585	53,656

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Trust paid the Distributor an aggregate of $27,831,378, $51,998,054 and $50,603,194, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$818,122	$1,569,878	$1,556,612
Allianz Global Investors Value Fund(1)	791,341	3,452,911	4,847,269
CCM Capital Appreciation Fund	704,550	1,293,381	1,354,267
CCM Focused Growth Fund	22,426	26,433	3,340
CCM Mid-Cap Fund(1)	519,303	954,181	1,066,242
NACM Emerging Markets Opportunities Fund	135,987	167,497	9,819
NACM Global Fund	72,282	132,811	113,117
NACM Growth Fund	38,080	76,111	32,816
NACM Income & Growth Fund	16,242	5,339	140
NACM International Fund	531,946	1,665,495	1,396,677
NACM Mid-Cap Growth Fund(1)	586	89	N/A
NACM Pacific Rim Fund	445,355	1,015,578	799,242
NFJ All-Cap Value Fund(1)	46,353	82,726	67,834
NFJ Dividend Value Fund(1)	7,858,680	15,138,609	12,602,338
NFJ International Value Fund	1,959,180	2,544,405	768,375
NFJ Large-Cap Value Fund(1)	1,182,977	1,254,221	537,278
NFJ Mid-Cap Value Fund	27,532	36,291	8,452
NFJ Renaissance Fund(1)	2,474,236	5,126,685	6,787,186
NFJ Small-Cap Value Fund	3,850,683	5,135,342	5,785,527

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
OCC Core Equity Fund(1)	N/A	3,962	3,638
OCC Equity Premium Strategy Fund(1)	62,667	171,438	196,102
OCC Growth Fund	1,942,747	3,888,326	4,156,475
OCC Opportunity Fund	570,958	1,201,147	1,389,325
OCC Small-Cap Value Fund(1)	83	160	N/A
OCC Target Fund	2,093,338	4,048,784	4,152,670
RCM Biotechnology Fund(1)	23,355	55,560	67,186
RCM Disciplined International Equity Fund(1)	207,589	408,634	412,957
RCM Global Resources Fund	91,304	111,181	22,393
RCM Global Small-Cap Fund	166,299	485,666	459,001
RCM Technology Fund	1,021,519	1,760,989	1,802,543
RCM Large-Cap Growth Fund	61,574	99,862	108,464
RCM Mid-Cap Fund	15,565	26,078	30,498
RCM Strategic Growth Fund	3,828	4,133	206
RCM Wellness Fund	74,691	54,153	65,205

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2009, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $23,378,361; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $4,453,017. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$687,223	$130,899	$818,122
Allianz Global Investors Value Fund(1)	664,727	126,614	791,341
CCM Capital Appreciation Fund	591,822	112,728	704,550

Fund	Compensation	Sales Material and Other Expenses	Total
CCM Focused Growth Fund	18,838	3,588	22,426
CCM Mid-Cap Fund(1)	436,214	83,089	519,303
NACM Emerging Markets Opportunities Fund(1)	114,229	21,758	135,987
NACM Global Fund	60,717	11,565	72,282
NACM Growth Fund	31,987	6,093	38,080
NACM Income & Growth Fund	13,643	2,599	16,242
NACM International Fund	446,835	85,111	531,946
NACM Mid-Cap Growth Fund	492	94	586
NACM Pacific Rim Fund	374,098	71,257	445,355
NFJ All-Cap Value Fund(1)	38,937	7,416	46,353
NFJ Dividend Value Fund(1)	6,601,291	1,257,389	7,858,680
NFJ International Value Fund	1,645,712	313,468	1,959,180
NFJ Large-Cap Value Fund(1)	993,701	189,276	1,182,977
NFJ Mid-Cap Value Fund	23,126	4,406	27,532
NFJ Renaissance Fund(1)	2,078,359	395,877	2,474,236
NFJ Small-Cap Value Fund	3,234,574	616,109	3,850,683
OCC Equity Premium Strategy Fund(1)	52,640	10,027	62,667
OCC Growth Fund	1,631,908	310,839	1,942,747
OCC Opportunity Fund	479,605	91,353	570,958
OCC Small-Cap Value Fund(1)	70	13	83
OCC Target Fund	1,758,404	334,934	2,093,338
RCM Biotechnology Fund(1)	19,619	3,736	23,355
RCM Disciplined International Equity Fund(1)	174,374	33,215	207,589

Fund	Compensation	Sales Material and Other Expenses	Total
RCM Global Resources Fund	76,696	14,608	91,304
RCM Global Small-Cap Fund	139,691	26,608	166,299
RCM Technology Fund	858,076	163,443	1,021,519
RCM Large-Cap Growth Fund	51,722	9,852	61,574
RCM Mid-Cap Fund	13,074	2,491	15,565
RCM Strategic Growth Fund	3,216	612	3,828
RCM Wellness Fund	62,741	11,950	74,691

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Trust paid the Distributor as aggregate of $1,674,603, $2,100,578 and $1,306,206, respectively, pursuant to the Class R Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
Allianz Global Investors Value Fund(1)	$26,677	$134,030	$153,249
CCM Capital Appreciation Fund	57,065	90,893	84,480
CCM Mid-Cap Fund(1)	174,126	241,402	207,225
NACM Global Fund	2,255	390	564
NACM International Fund	179	256	109
NFJ Dividend Value Fund(1)	931,464	1,022,518	402,937
NFJ Large-Cap Value	59,194	126,164	1,416
NFJ Renaissance Fund	82,861	150,681	175,870
NFJ Small-Cap Value Fund	313,111	298,701	302,998
OCC Equity Premium Strategy Fund	351	645	320
OCC Growth Fund	8,964	9926	6,498
RCM Large-Cap Growth Fund	18,184	24,511	23,551
RCM Mid-Cap Fund	172	460	989

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2009, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,406,667; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $267,936. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
Allianz Global Investors Value Fund(1)	$22,408	$4,269	$26,677
CCM Capital Appreciation Fund	47,935	9,130	57,065
CCM Mid-Cap Fund(1)	146,266	27,860	174,126
NACM Global Fund	1,894	361	2,255
NACM International Fund	150	29	179
NFJ Dividend Value Fund(1)	782,430	149,034	931,464
NFJ Large-Cap Value Fund	49,723	9,471	59,194
NFJ Renaissance Fund(1)	69,604	13,257	82,861
NFJ Small-Cap Value Fund	263,014	50,097	313,111
OCC Equity Premium Strategy Fund(1)	295	56	351
OCC Growth Fund	7,530	1,434	8,964
RCM Large-Cap Growth Fund	15,274	2,910	18,184
RCM Mid-Cap Fund	144	28	172

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about the Fund.

From time to time, expenses of the Distributor incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. In contrast, in some cases these expenses are less than the amounts collected by the Distributor. For the fiscal year ended June 30, 2009, expenses under the Class A Plan exceeded such amounts collected by the Distributor by approximately $528,000, amounts collected under the Class B Plan exceeded such expenses by approximately $6,225,000, amounts collected under the Class C Plan exceeded such expenses by approximately $5,341,000 and amounts collected under the Class R Plan exceeded such expenses by approximately $277,000.

The allocation of such excess among the Funds listed below as of June 30, 2009 was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGI Multi-Style Fund	$0	$248,000	$132,000	N/A

Fund	Class A	Class B	Class C	Class R
Allianz Global Investors Value Fund(1)	(50,000)	480,000	112,000	2,000
CCM Capital Appreciation Fund	21,000	166,000	113,000	9,000
CCM Focused Growth Fund	0	N/A	8,000	N/A
CCM Mid-Cap Fund(1)	10,000	193,000	79,000	22,000
NACM Emerging Markets Opportunities Fund(1)	1,000	N/A	73,000	N/A
NACM Global Fund	0	86,000	7,000	0
NACM Growth Fund	0	33,000	8,000	N/A
NACM Income & Growth Fund	0	N/A	6,000	N/A
NACM International Fund	5,000	N/A	42,000	0
NACM Mid-Cap Growth Fund(1)	0	N/A	0	N/A
NACM Pacific Rim Fund	1,000	152,000	43,000	N/A
NFJ All-Cap Value Fund	0	16,000	13,000	N/A
NFJ Dividend Value Fund(1)	101,000	1,396,000	1,372,000	201,000
NFJ International Value Fund	76,000	N/A	692,000	N/A
NFJ Large-Cap Value Fund(1)	(22,000)	364,000	314,000	3,000
NFJ Mid-Cap Value Fund	0	N/A	8,000	N/A
NFJ Renaissance Fund(1)	(255,000)	1,385,000	322,000	3,000
NFJ Small-Cap Value Fund	(150,000)	1,010,000	1,064,000	37,000
OCC Equity Premium Strategy Fund(1)	1,000	33,000	10,000	0
OCC Growth Fund(1)	8,000	123,000	311,000	0
OCC Opportunity Fund(1)	7,000	39,000	95,000	N/A
OCC Small-Cap Value Fund(1)	0	N/A	0	N/A
OCC Target Fund(1)	(85,000)	87,000	301,000	N/A
RCM Biotechnology Fund(1)	1,000	9,000	8,000	N/A
RCM Disciplined International Equity Fund(1)	1,000	54,000	16,000	N/A

Fund	Class A	Class B	Class C	Class R
RCM Global Resources Fund	1,000	N/A	32,000	N/A
RCM Wellness Fund	0	41,000	12,000	N/A
RCM Global Small-Cap Fund	1,000	116,000	14,000	N/A
RCM Technology Fund	(203,000)	146,000	117,000	N/A
RCM Large-Cap Growth Fund	2,000	39,000	11,000	0
RCM Mid-Cap Fund	0	9,000	4,000	0
RCM Strategic Growth Fund	0	N/A	2,000	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The allocation of such excess among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2009, was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGI Multi-Style Fund	0.00%	0.00%	0.00%	0.00%
Allianz Global Investors Value Fund(1)	0.00%	0.00%	0.00%	0.00%
CCM Capital Appreciation Fund	0.01%	1.11%	0.20%	0.09%
CCM Focused Growth Fund	0.00%	0.00%	0.34%	0.00%
CCM Mid-Cap Fund(1)	0.01%	1.08%	0.19%	0.07%
NACM Emerging Markets Opportunities Fund(1)	0.00%	0.00%	0.56%	0.00%
NACM Global Fund	0.00%	1.06%	0.13%	0.00%
NACM Growth Fund	0.00%	0.95%	0.24%	0.00%
NACM Income & Growth Fund	0.00%	0.00%	0.14%	0.00%
NACM International Fund	0.01%	0.00%	0.12%	0.00%
NACM Mid-Cap Growth Fund(1)	0.00%	0.00%	0.00%	0.00%
NACM Pacific Rim Fund	0.00%	1.06%	0.14%	0.00%
NFJ All-Cap Value Fund(1)	0.00%	0.95%	0.30%	0.00%
NFJ Dividend Value Fund(1)	0.01%	1.14%	0.24%	0.11%
NFJ International Value Fund	0.02%	0.00%	0.42%	0.00%
NFJ Large-Cap Value Fund(1)	-0.01%	0.46%	0.22%	0.02%
NFJ Mid-Cap Value Fund	0.00%	0.00%	0.35%	0.00%
NFJ Renaissance Fund(1)	-0.08%	1.01%	0.15%	0.02%
NFJ Small-Cap Value Fund	-0.01%	0.95%	0.29%	0.04%
OCC Equity Premium Strategy Fund(1)	0.00%	0.00%	0.00%	0.00%
OCC Growth Fund(1)	0.00%	0.79%	0.17%	0.00%
OCC Opportunity Fund(1)	0.01%	0.77%	0.16%	0.00%
OCC Small-Cap Value Fund(1)	0.00%	0.00%	0.00%	0.00%
OCC Target Fund(1)	-0.09%	1.09%	0.17%	0.00%
RCM Biotechnology Fund(1)	0.00%	0.00%	0.00%	0.00%
RCM Disciplined International Equity Fund(1)	0.01%	1.07%	0.09%	0.00%

Fund	Class A	Class B	Class C	Class R
RCM Global Resources Fund	0.01%	0.00%	0.39%	0.00%
RCM Global Small-Cap Fund	0.00%	1.05%	0.12%	0.00%
RCM Technology Fund	-0.07%	0.88%	0.12%	0.00%
RCM Large-Cap Growth Fund	0.01%	0.83%	0.18%	0.00%
RCM Mid-Cap Fund	0.00%	0.68%	0.20%	0.00%
RCM Strategic Growth Fund	0.00%	0.00%	0.38%	0.00%
RCM Wellness Fund	0.00%	0.78%	0.16%	0.00%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Additional Information About Institutional Class, Class P and Administrative Class Shares

Class P, Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding such shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

The Administrator and/or its affiliates make payments to selected brokers and other financial intermediaries (“service agents”) for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. The Administrator currently estimates that it and/or its affiliates will pay up to an additional 0.10% per annum (on top of amounts described in the preceding paragraph) of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Trust’s administration agreement to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below under “Class P Shares—Payments to Financial Firms” paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007 the Trust paid qualified service providers an aggregate of $4,625,348, $5,788,951 and $4,732,001, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	0	191,888	225,472
CCM Capital Appreciation Fund	696,817	1,229,402	1,250,456
CCM Emerging Companies Fund	37,324	95,483	132,110
CCM Focused Growth Fund	20	28	18
CCM Mid-Cap Fund(1)	357,458	641,887	644,733
NACM Global Fund	41	64	244
NACM Growth Fund	31	44	230
NACM International Fund	19	146	527
NFJ All-Cap Value Fund(1)	33	148	263
NFJ Dividend Value Fund(1)	1,745,837	1,381,646	242,158
NFJ Large-Cap Value Fund(1)	49,663	15,988	3,291
NFJ Renaissance Fund(1)	42,574	140,187	219,506
NFJ Small-Cap Value Fund	1,582,913	1,875,006	1,827,997
OCC Equity Premium Strategy Fund(1)	0	851	(4,051)
OCC Growth Fund	8,347	199	(1,095)
OCC Opportunity Fund	340	293	(1,028)
OCC Target Fund	261	420	(156)
RCM Disciplined International Equity Fund(1)	295	720	(4,382)
RCM Large-Cap Growth Fund	38,481	117,726	134,430
RCM Mid-Cap Fund	609	3,056	2,603
RCM Strategic Growth Fund	20	28	22
RCM Technology Fund	64,265	93,740	58,651

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described above under “Management of the Trust—Fund Administrator,” the Trust’s Administration Agreement includes a plan (the “Class D Plan”) adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s Class D shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations. In addition, Service Organizations that receive fees under the Class D Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, Allianz Global Fund Management, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to Class D Plan

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Trust paid qualified service providers an aggregate of $3,574,756, $3,937,840 and $3,371,899, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	49,337	237,725	437,381
CCM Capital Appreciation Fund	137,716	97,276	91,401
CCM Focused Growth Fund	3,497	4,194	1,347
CCM Mid-Cap Fund(1)	174,217	170,920	70,769
NACM Emerging Markets Opportunities Fund(1)	49,214	112,013	623
NACM Global Fund	4,873	6,807	2,555
NACM Growth Fund	1,417	2,898	1,316
NACM Income & Growth Fund	143	26	10
NACM International Fund	18,069	52,154	44,774
NACM Mid-Cap Growth Fund(1)	26	23	N/A
NACM Pacific Rim Fund	110,451	234,519	129,663
NFJ All-Cap Value Fund(1)	5,834	14,901	19,948
NFJ Dividend Value Fund(1)	1,327,293	1,246,390	1,072,423
NFJ International Value Fund	253,726	169,196	15,437
NFJ Large-Cap Value Fund(1)	405,709	284,556	67,982
NFJ Mid-Cap Value Fund	476	504	103
NFJ Renaissance Fund(1)	29,278	68,439	98,645
NFJ Small-Cap Value Fund	248,862	13,772	12,955
OCC Core Equity Fund(1)	0	164	95
OCC Opportunity Fund	573	82	16
OCC Equity Premium Strategy Fund(1)	313	1,041	1,492
OCC Growth Fund	13,623	17,710	4,401
OCC Small-Cap Value Fund(1)	20	15
OCC Target Fund	1,747	3,204	2,512
RCM Biotechnology Fund(1)	65,822	208,348	313,972
RCM Disciplined International Equity Fund(1)	2,266	4,148	4,276
RCM Global Resources Fund	11,508	12,300	991
RCM Global Small-Cap Fund	47,842	138,964	92,193

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
RCM Large-Cap Growth Fund	55,551	97,453	120,125
RCM Mid-Cap Fund	1,487	2,426	2,397
RCM Strategic Growth Fund	209	151	54
RCM Targeted Core Growth Fund(1)	N/A	N/A	N/A
RCM Technology Fund	351,339	588,508	576,236
RCM Wellness Fund	202,318	147,014	185,810

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectuses, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Retail Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.

Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $5 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates. The minimum initial investment for single defined contribution plans is $100,000, provided that the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.

The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.

To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413 or the Distributor at 1-800-426-0107.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Retail Prospectus under the caption “How to Buy and Sell Shares – Exchanging Shares” and in the Institutional Prospectus under the caption “How to Buy and Sell Shares – Exchange Privilege” and Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares below, a shareholder may exchange shares of any Fund for shares of the same class of any other Fund that is available for investment, any series of Allianz Multi-Strategy Funds that is available for investment, or any series of PIMCO Funds, on the basis of their respective net asset values. A shareholder may also exchange Institutional Class shares of any Fund for Class M shares of any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described herein.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a Class A sales charge will not apply but a shareholder will be responsible for paying any applicable CDSCs attributable to those Class B shares. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local or non-U.S. tax consequences of an intra-Fund exchange.

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses or this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus and in Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R shares, below. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz.

Purchases Through Your Financial Advisor. You may purchase Class A, Class B or Class C shares through a financial advisor.

Purchases By Mail. Investors who wish to invest in Class A, Class B or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC, to the Distributor at:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $50. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchases By Mail.”

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Retail Prospectus for details.

Additional Information About Purchasing Shares – Class A, Class B and Class C Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Adviser or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Minimum Purchase Amounts. Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Retail Prospectus.

Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Allianz Funds and PIMCO Funds Auto-Invest. The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.

Allianz Funds and PIMCO Funds Auto-Exchange. The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Retail Prospectus. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds and PIMCO Funds Fund Link. Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “Redemptions of Class A, Class B, Class C or Class R Shares.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

Regular Mail:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

Overnight Mail:

Allianz Global Investors Distributors LLC

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size – Class A, Class B and Class C Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust, Multi-Strategy Trust and PIMCO Trust exceeds $50,000.

Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$0	$50
SAR-SEP IRA*	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through the Institutional Prospectus, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares,

Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the NACM Emerging Markets Opportunities, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM Disciplined International Equity, RCM Technology and RCM Wellness Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). For the Funds just noted, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months. Accordingly, any Class C shares owned on January 1, 2010 or purchased thereafter will be subject to the new, shorter period during which the CDSC will be imposed. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative—Class C Shares” below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999. If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectus.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70  1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59  1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Retail Prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “Redemptions of Class A, Class B, Class C or Class R Shares—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Retail Prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative – Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as a % of Public Offering Price*
$0–$49,999	5.82%	5.50%	4.75%
$50,000–$99,999	4.71%	4.50%	4.00%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.00%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
(1)	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the OCC Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of the Trust, the Multi-Strategy Trust, the PIMCO Trust, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative – Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. The method of calculating the CDSC is different from that described above for purchases of shares on or before December 31, 2001, as described below under “Calculation of CDSC on Shares Purchased On or Before December 31, 2001. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased before December 31, 2001 differs from that described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” A CDSC will be imposed on

Class B shares if an investor redeems an amount that causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. It is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described above.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the Retail Prospectus, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares sold before January 1, 2010, the Distributor expects to make annual payments to participating brokers at the rate of 0.90% for certain Funds, and 1.00% for the remainder of the Funds, as indicated in the chart below. For Class C shares sold on or after January 1, 2010, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50%

of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

Fund	Annual Service Fee*	Annual Distribution Fee*	Total
NACM Global, NACM Pacific Rim, RCM Global Resources, RCM Global Small-Cap, RCM Disciplined International Equity, RCM Technology and RCM Wellness Funds	0.25%	0.75%	1.00%
All other Funds	0.25%	0.65%	0.90%

*	Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Retail Prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the Retail Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.

Redemptions of Class A, Class B, Class C or Class R Shares

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “Redemptions of Class A, Class B, Class C and Class R Shares” for details. Plan participants must process their transactions through their plan administrator.

Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust no longer issues shares certificates. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Adviser from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Adviser’s website, the Fund may then post such information on the Adviser’s website.

Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Advisers (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, an Investment Manager’s Chief Compliance Officer (or persons designated by an Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time

Abel Noser	Post-trade analystics	quarterly	1 week

Advent	Axys: portfolio accounting system. Moxy: trade order management system. Warehouse: data storage technology	daily	n/a

Advent Hub Data	Corporate actions	daily	n/a

Bank of New York	Back-office outsourcing service provider	daily	n/a

Bingham McCutchen LLP	Legal counsel	varied	n/a

Bloomberg	Trading system and compliance monitoring	daily	n/a

Compliance Tools	CCH iTrade – software used to monitor employee trading	varied	n/a

Dresdner Bank	Securities lending	daily	n/a

Electra Information Systems	Securities transaction and asset reconciliation system	daily	n/a

Ernst & Young LLP	Independent Registered public accounting firm	varied	n/a

Eze Castle	Order management system and compliance module	varied	n/a

FactSet	Analytics and portfolio attribution	daily	n/a

Glass, Lewis & Co.	Proxy voting	daily	n/a

Global Link- FX Connect	Research, analytics and portfolio data integration and reporting	daily	n/a

IDS GmbH	Analysis and reporting services	daily	n/a

Infinity Information Systems (SalesLogix)	Client account tracking software	daily	n/a

ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a

Latent Zero Consulting	Sentinel – software used to track client investment restrictions	daily	n/a

Latent Zero Consulting	Trade order management system	varied	n/a

PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a

Risk Metrics Group	Proxy voting services	daily	n/a

Ropes & Gray LLP	Legal counsel	varied	n/a

Securities Class Action Services	Class action services	monthly	2 weeks

SS&C Technologies	Portfolio accounting services	daily	n/a

State Street Bank and Trust Co.	Custodial and accounting services	daily	n/a

Sungard	Trade data processing	daily	n/a

Thomson Financial (ILX)	ILX – quotation service and analysis	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information

Other registered investment companies that are advised or sub-advised by the Adviser or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser and the Sub-Advisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser or a Sub-Adviser and some of the separate accounts managed by the Adviser or a Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

In addition, as noted above under “Disclosure of Portfolio Holdings,” certain Sub-Advisers may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and a Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed Funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the following amounts of brokerage commissions were paid by the Funds (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
Allianz Global Investors Value Fund(1)	$1,011,195	$3,039,756	$3,526,487
CCM Capital Appreciation Fund	3,075,848	3,160,060	4,483,461
CCM Emerging Companies Fund	923,509	1,504,125	4,444,986
CCM Focused Growth Fund	261,537	204,103	78,212
CCM Mid-Cap Fund	3,147,415	3,418,372	5,194,635
NACM Emerging Markets Opportunities Fund	399,627	832,912	188,047
NACM Global Fund	124,413	151,164	145,840
NACM Growth Fund	68,360	22,185	29,441
NACM Income & Growth	37,195	24,254	28,818
NACM International Fund	816,503	2,657,521	2,084,208

Fund	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/07
NACM Mid-Cap Growth Fund	15,854	25,706	N/A
NACM Pacific Rim Fund	463,764	1,300,074	1,036,176
NFJ All-Cap Value Fund	37,692	33,068	109,010
NFJ Dividend Value Fund(1)	7,637,654	4,461,788	4,633,519
NFJ International Value Fund	2,118,568	1,321,206	355,594
NFJ Large-Cap Value Fund(1)	972,761	759,445	280,088
NFJ Mid-Cap Value Fund	14,720	13,930	13,326
NFJ Renaissance Fund(1)	4,160,697	3,412,450	5,712,599
NFJ Small-Cap Value Fund	6,723,659	2,582,080	2,162,583
OCC Core Equity Fund(1)	N/A	10,877	7,895
OCC International Equity Fund(1)	N/A	14,738	13,380
OCC Equity Premium Strategy Fund(1)	41,775	118,392	139382
OCC Growth Fund	1,578,274	1,029,006	797,300
OCC Opportunity Fund (1)	1,316,357	1,433,266	1,045,661
OCC Small-Cap Value Fund (1)	0	3,266	N/A
OCC Target Fund(1)	1,449,148	1,332,639	1,624,255
RCM Biotechnology Fund(1)	N/A	655,263	401,230
RCM Disciplined International Equity Fund(1)	55,321	127,611	137,234
RCM Financial Services Fund(1)	N/A	N/A	2,254
RCM Global Resources Fund	87,380	69,801	20,229
RCM Global Small-Cap Fund	457,011	883,412	624,645
RCM Large-Cap Growth Fund	670,808	961,261	678,854
RCM Mid-Cap Fund	155,248	145,817	194,900
RCM Small-Cap Growth Fund(1)	N/A	24,319	19,231
RCM Strategic Growth Fund	36,686	30,872	16,104
RCM Technology Fund	11,938,471	12,170,047	10,625,899
RCM Wellness Fund	863,487	324,996	700,541
TOTAL	$50,660,937	$48,259,782	$51,556,024

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds. Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due, in part, to a significant decrease (or increase) in the size of the Fund, levels of portfolio turnover and the volatility of the relevant market for the Fund.

Each Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers receive services from many broker-dealers with which the Sub-Advisers place the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Sub-Advisers receive such services even though the receipt of such services relieves the Sub-Advisers from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Advisers to place the Funds’ portfolio transactions may be useful to the Sub-Advisers in providing services to the Sub-Advisers’ other clients, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing the Funds. Conversely, research and brokerage services provided to the Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Advisers may be useful to the Sub-Advisers in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, a Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007 (those Funds that had not yet commenced operations during the periods shown are not included). Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Fiscal Year Ended June 30, 2009

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
None	None	$0	0%	0%

Fiscal Year Ended June 30, 2008

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Disciplined International Equity Fund(1)	Dresdner Kleinwort Securities, LLC	$2,545.43	1.99%	0.0027%

Fiscal Year Ended June 30, 2007

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Disciplined International Equity Fund(1)	Dresdner Kleinwort Securities, LLC	$10,630.31	7.75%	0.0121%
RCM Global Resources Fund	Dresdner Kleinwort Securities, LLC	$36.72	0.1815%	0.0001%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about this Fund.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2009 (June 30, 2009) (those Funds which have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Fund

CCM Capital Appreciation Fund	Morgan Stanley State Street Bank & Trust Co.	$9,017,428 5,493,000

CCM Emerging Companies Fund	State Street Bank & Trust Co.	533,000

CCM Focused Growth Fund	Morgan Stanley State Street Bank & Trust Co.	2,067,545 1,419,000

CCM Mid-Cap Fund	State Street Bank & Trust Co.	22,384,000

NACM Global Fund	JP Morgan Chase & Co. Bank of America Corp. ING Groep NV State Street Bank & Trust Co.	498,006 419,760 413,557 198,000

NACM Growth Fund	State Street Bank & Trust Co.	561,000

NACM Income & Growth Fund	State Street Bank & Trust Co. Bank of America Corp. Citigroup, Inc. JP Morgan Chase & Co. Lehman Brothers Holdings, Inc.	3,988,000 376,214 271,836 110,789 43,187

NACM International Fund	State Street Bank & Trust Co. Deutsche Bank AG	2,238,000 2,057,090

NACM Mid-Cap Growth Fund	State Street Bank & Trust Co.	105,000

NACM Pacific Rim Fund	State Street Bank & Trust Co.	6,441,000

NFJ All-Cap Value Fund	State Street Bank & Trust Co.	385,000

NFJ Dividend Value Fund	JP Morgan Chase & Co. State Street Bank & Trust Co.	119,385,000 43,833,000

NFJ International Value Fund	State Street Bank & Trust Co.	40,514,000

NFJ Large-Cap Value Fund	State Street Bank & Trust Co. JP Morgan Chase & Co.	43,232,000 24,477,336

NFJ Mid-Cap Value Fund	State Street Bank & Trust Co.	141,000

NFJ Renaissance Fund(1)	State Street Bank & Trust Co.	34,849,000

NFJ Small-Cap Value Fund	State Street Bank & Trust Co.	507,567,000

OCC Growth Fund	State Street Bank & Trust Co.	23,569,000

OCC Opportunity	State Street Bank & Trust Co.	3,863,000

OCC Target Fund	State Street Bank & Trust Co. Morgan Stanley	14,989,000 3,563,750

RCM Global Resources Fund	State Street Bank & Trust Co.	341,000

RCM Global Small-Cap Fund	State Street Bank & Trust Co.	1,760,000

RCM Disciplined International Equity Fund(1)	Deutsche Bank AG UBS AG State Street Bank & Trust Co.	407,297 245,568 235,000

RCM Large-Cap Growth Fund	State Street Bank & Trust Co. Goldman Sachs Group, Inc. JP Morgan Chase & Co.	5,798,000 3,776,676 3,129,081

RCM Mid-Cap Fund	State Street Bank & Trust Co.	1,489,976

RCM Strategic Growth Fund	State Street Bank & Trust Co. Goldman Sachs Group, Inc.	203,210 80,355

RCM Technology Fund	State Street Bank & Trust Co. Goldman Sachs Group, Inc.	113,654,000 15,556,692

RCM Wellness(1)	State Street Bank & Trust Co.	4,017,000

*

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Turnover

The buying and selling of the securities held by a Fund is known as “portfolio turnover.” The Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to Allianz Global Fund Management, in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has established a pricing committee, consisting of its own employees, to facilitate the fulfillment of its responsibilities under the Valuation Procedures. The Administrator has, in addition, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds’ custodian, the Sub-Advisers, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of some U.S. federal income tax consequences of investment in the Funds is based on the Code. U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify, and to be eligible to be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Further, for the purposes of meeting the test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment could adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains from the sale of investments that a Fund owned for more than 12 months in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year, if a Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (Capital Gain Dividends, as defined above) will generally be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less, as reduced by any net long-term capital loss for the taxable year, will be taxable as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits, in which case the excess generally will be treated as a return of capital, which will be tax free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years) and these distributed excess amounts are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though these distributed excess amounts would not have been subject to tax if retained by a Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual shareholder will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the

Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains or realized undistributed income or gains, that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by such Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as applicable.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“ 60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or  60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swaps agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If there is a difference between the Fund’s book income and its taxable income, the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e, upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some debt obligations, with a fixed maturity date of more than one year from the date of issuance, that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the discount accrues ratably (as ordinary income) in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. Either election will affect the character and timing of recognition of income.

Some debt obligations, with a fixed maturity date of one year or less from the date of issuance, that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e, upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent a Fund should recognize market discount on a debt obligation, may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of a high yield discount obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

Investments in REIT equity securities may cause a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Each Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file a U.S. federal income tax return and pay tax on such income, and (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (as discussed below).

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs, and other tax exempt shareholders, are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s use of foreign currency transactions may accelerate or increase the amount of ordinary income recognized by shareholders.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund may be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder subject to tax will generally be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it to claim a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. Generally, the total amount of a shareholder’s foreign tax credit is subject to an overall limitation, under which the foreign tax credit may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. In addition, the limitation on the foreign tax credit is calculated separately for certain types of foreign source income (for instance, among other items, for foreign source passive income). If the pass-through election is made, the source of an electing Fund’s income will flow through to Fund shareholders. For this purpose, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables) will be treated as ordinary income derived from U.S. sources. Additionally, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. For these reasons, a shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim a credit for such foreign taxes. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Non-U.S. Shareholders

Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30%, or a lower applicable tax treaty rate, even if such income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a Fund beginning before January 1, 2010, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“Short-Term Capital Gain Dividends”). Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and Short-Term Capital Gain Dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010. Depending on the circumstances, a Fund may make designations of interest-related or Short-Term Capital Gain Dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. The Funds do not currently intend to make designations of interest-related dividends or Short-Term Capital Gain Dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC – or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to the redemption of shares in a Fund that is a “U.S. real property holding corporation” (“USRPHC”) or a former USRPHC, and to distributions to foreign shareholders from a Fund that is either a USRPHC or a former USRPHC or would be a USRPHC or former USRPHC but for the operation of certain exceptions to the definition thereof described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC, absent exclusions from USRPI treatment for (1) interests in domestically-controlled REITs or regulated investment companies and (2) not-greater-than-5% interests in publicly-traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or former USRPHC or that would be a USRPHC or former USRPHC but for the above-mentioned exceptions from the definition of USRPIs, distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will generally retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by a Fund to foreign shareholders will apply only to such distributions that are, in turn, attributable to distributions received by the Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions will generally be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” subject to tax at graduated rates. Moreover, such shareholders will generally be required to file a U.S. income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of foreign shareholders, whose interest in the Fund did not exceed 5% at any time during the prior year, the USRPI distribution will generally be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Short-Term Capital Gain Dividend or a Capital Gain Dividend), and the Fund must generally withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund may also be subject to “wash sale” rules as discussed in the above paragraphs.

In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, no withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time and any previously exempt Fund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs.

If a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a foreign shareholder is eligible for the benefits of a tax treaty, income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

In order to qualify for any exemptions from withholding described above or for lower tax treaty rates, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisors in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of “affected expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997, and as further amended and restated effective September 9, 2005 and July 16, 2007. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest each with a par value of $0.0001 or such other amount as may be fixed from time to time by the Trustees. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and NFJ Mid-Cap Value Funds, and monthly to shareholders of record by the NACM Income & Growth Fund. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Additional Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Allianz RCM Funds (except the RCM Global Resources and RCM Strategic Growth Funds) were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for these Allianz RCM Funds) is based upon the historical performance of the predecessor funds of these PIMCO RCM Funds, adjusted as set forth herein.

The Allianz NACM Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the Allianz NACM Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.

The Allianz NACM International Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on October 15, 2004. Performance information shown for periods prior to October 15, 2004 (including that presented in any advertisements for the Allianz NACM International Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate International Systematic Fund, adjusted as set forth herein.

The Nicholas-Applegate Emerging Markets Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM Emerging Markets Opportunities Fund, a newly formerly series of the Trust, on August 18, 2006. Performance information shown for periods prior to August 18, 2006 (including that presented in any advertisements for the Allianz NACM Emerging Markets Opportunities Fund) is based upon the historical performance of the Allianz NACM Emerging Markets Opportunities Fund’s predecessor fund, the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM Mid-Cap Growth Fund on July 27, 2007. Performance information shown for periods prior to July 27, 2007 (including that presented in any advertisements for the Allianz NACM Mid-Cap Growth Fund) is based upon the historical performance of the Allianz NACM Mid-Cap Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, adjusted as set forth herein.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

As discussed in the Prospectus, and elsewhere in this SAI, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2009. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2009*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
CCM Capital Appreciation	Institutional	-34.08%	-2.55%	-0.76%	7.97%	3/8/91	3/8/91
	Administrative	-34.26%	-2.79%	-0.99%	7.72%		7/31/96
	Class A	-37.95%	-4.02%	-1.68%	7.24%		1/20/97
	Class B	-38.09%	-3.99%	-1.65%	7.26%		1/20/97
	Class C	-35.46%	-3.65%	-1.86%	6.77%		1/20/97
	Class D	-34.36%	-2.93%	-1.12%	7.57%		4/8/98
	Class R	-34.51%	-3.19%	-1.47%	7.19%		12/31/02
	Class P	-34.21%	-2.66%	-0.87%	7.86%		7/7/08
CCM Emerging Companies	Institutional	-28.01%	-4.88%	3.84%	8.81%	6/25/93	6/25/93
	Administrative	-28.19%	-5.12%	3.59%	8.55%		4/1/96
CCM Focused Growth	Institutional	-31.54%	-0.35%	N/A	-2.61%	8/31/99	8/31/99
	Administrative	-31.80%	-0.61%	N/A	-2.85%		9/15/06
	Class A	-35.60%	-1.87%	N/A	-3.55%		7/5/06
	Class C	-33.02%	-1.48%	N/A	-3.70%		7/5/06

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
	Class D	-31.85%	-0.75%	N/A	-3.00%		7/5/06
	Class P	-31.76%	-0.49%	N/A	-2.73%		7/7/08
CCM Mid-Cap	Institutional	-38.82%	-1.52%	2.00%	8.30%	8/26/91	8/26/91
	Administrative	-38.97%	-1.76%	1.73%	8.03%		11/30/94
	Class A	-42.43%	-3.03%	1.02%	7.53%		1/13/97
	Class B	-42.55%	-2.96%	1.06%	7.56%		1/13/97
	Class C	-40.15%	-2.66%	0.83%	7.07%		1/13/97
	Class D	-39.07%	-1.91%	1.60%	7.90%		4/8/98
	Class R	-39.19%	-2.17%	1.27%	7.52%		12/31/02
	Class P	-38.89%	-1.62%	1.89%	8.19%		7/7/08
NFJ All-Cap Value	Institutional	-34.36%	-5.25%	N/A	3.09%	7/19/02	7/19/02
	Administrative	-34.53%	-5.49%	N/A	2.83%		7/19/02
	Class A	-38.31%	-6.71%	N/A	1.83%		7/19/02
	Class B	-38.26%	-6.60%	N/A	1.88%		7/19/02
	Class C	-35.87%	-6.37%	N/A	1.87%		7/19/02
	Class D	-34.71%	-5.66%	N/A	2.65%		7/19/02
	Class P	-34.42%	-5.34%	N/A	2.99%		7/7/08
NFJ Large-Cap Value	Institutional	-35.55%	-2.57%	N/A	3.07%	5/8/00	5/8/00
	Administrative	-35.68%	-2.81%	N/A	2.82%		9/15/06
	Class A	-39.32%	-4.05%	N/A	1.98%		7/19/02
	Class B	-39.40%	-4.03%	N/A	1.95%		7/19/02
	Class C	-36.90%	-3.68%	N/A	1.87%		7/19/02
	Class D	-35.76%	-2.96%	N/A	2.62%		7/19/02
	Class R	-35.97%	-3.19%	N/A	2.41%		1/10/06
	Class P	-35.48%	-2.62%	N/A	2.99%		7/7/08
NFJ Dividend Value	Institutional	-34.42%	-1.18%	N/A	4.45%	5/8/00	5/8/00
	Administrative	-34.62%	-1.44%	N/A	4.17%		5/8/00
	Class A	-38.28%	-2.68%	N/A	3.34%		10/31/01
	Class B	-38.11%	-2.64%	N/A	3.39%		10/31/01
	Class C	-35.74%	-2.31%	N/A	3.21%		10/31/01
	Class D	-34.67%	-1.58%	N/A	3.98%		10/31/01
	Class R	-34.85%	-1.81%	N/A	3.73%		12/31/02
	Class P	-34.48%	-1.28%	N/A	4.34%		7/7/08
NFJ Small-Cap Value	Institutional	-23.64%	3.50%	8.52%	11.06%	10/1/91	10/1/91
	Administrative	-23.85%	3.24%	8.14%	10.72%		11/1/95
	Class A	-28.13%	1.92%	7.46%	10.26%		1/20/97
	Class B	-27.86%	2.05%	7.50%	10.29%		1/20/97
	Class C	-25.22%	2.31%	7.26%	9.79%		1/20/97

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
	Class D	-23.95%	3.08%	8.08%	10.61%		6/28/02
	Class R	-24.15%	2.81%	7.76%	10.27%		12/31/02
	Class P	-23.76%	3.38%	8.41%	10.95%		7/7/08
NFJ International Value	Institutional	-34.37%	8.91%	N/A	15.28%	1/31/03	1/31/03
	Class A	-38.22%	7.27%	N/A	13.82%		3/31/05
	Class C	-35.71%	7.70%	N/A	14.00%		3/31/05
	Class D	-34.63%	8.49%	N/A	14.83%		3/31/05
	Class P	-34.42%	8.81%	N/A	15.17%		7/7/08
NFJ Mid-Cap Value	Institutional	-32.65%	N/A	N/A	-13.46%	8/21/06	8/21/06
	Class A	-36.55%	N/A	N/A	-15.44%		8/21/06
	Class C	-33.97%	N/A	N/A	-14.43%		8/21/06
	Class D	-32.87%	N/A	N/A	-13.78%		8/21/06
	Class P	-32.64%	N/A	N/A	-13.52%		7/7/08

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.
**	For all Funds listed above, Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R, Class P and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses.

The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which was a series of PIMCO Advisors Funds prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2009. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the PIMCO Advisors Funds’ predecessor series.

Average Annual Total Return for Periods Ended June 30, 2009**

Fund	Class***	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
NFJ Renaissance*	Class A	-32.17%	-5.78%	4.24%	9.69	%#	4/18/88	2/1/91
	Class B	-32.27%	-5.62%	4.28%	9.71%			5/22/95

Fund	Class***	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
	Class C	-29.44%	-5.42%	4.05%	9.16%			4/18/88
	Class D	-28.22%	-4.71%	4.84%	9.99	%#		4/8/98
	Class R	-28.41%	-4.96%	4.51%#	9.62	%#		12/31/02
	Institutional	-27.90%	-4.32%	5.20%	10.39	%#		12/30/97
	Administrative	-28.12%	-4.57%	5.01%	10.15	%#		8/31/98
OCC Growth	Class A	-28.54%	0.05%	-3.04%	9.64	%#	2/24/84	10/26/90
	Class B	-28.71%	0.03%	-3.02%	9.67%			5/23/95
	Class C	-25.71%	0.43%	-3.24%	9.07%			2/24/84
	Class D	-24.39%	1.20%	-2.51%#	9.88	%#		1/31/00
	Class R	-24.61%	0.92%	-2.80%#	9.52	%#		12/31/02
	Class P	-24.17%#	1.49%#	-2.22%#	10.20	%#		7/7/08
	Institutional	-24.10%	1.59%	-2.13%	10.31	%#		3/31/99
	Administrative	-24.26%	1.34%	-2.41%	10.02	%#		3/31/99
OCC Opportunity	Class A	-21.87%	-0.60%	1.82%	11.05	%#	2/24/84	12/17/90
	Class B	-22.00%	-0.55%	1.88%	11.07%			3/31/99
	Class C	-18.77%	-0.23%	1.65%	10.48%			2/24/84
	Class D	-17.23%	0.55%#	2.43%#	11.34	%#		1/12/07
	Class P	-17.06%#	0.82%#	2.61%#	11.60	%#		7/7/08
	Institutional	-16.94%	0.94%	2.72%	11.71	%#		3/31/99
	Administrative	-17.19%	0.69%	2.51%	11.46	%#		3/31/99
OCC Target	Class A	-43.53%	-3.61%	0.17%	7.40%		12/17/92	12/17/92
	Class B	-43.13%	-3.52%	0.25%	7.43%			5/22/95
	Class C	-41.16%	-3.24%	0.04%	7.00%			12/17/92
	Class D	-40.27%	-2.50%	0.74%#	7.77	%#		6/9/00
	Class P	-40.11%#	-2.23%#	0.97%#	8.08	%#		7/7/08
	Institutional	-40.02%	-2.12%	1.07%	8.19	%#		3/31/99
	Administrative	-40.16%	-2.36%	0.93%	7.99	%#		3/31/99

*	Formerly known as the OCC Renaissance Fund.
**	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.
***

Class A, Class B, Class D, Class R, Class P, Institutional Class and Administrative Class total return presentations for the NFJ Renaissance, OCC Growth and OCC Opportunity Funds reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Class P, Class R, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class B, Class D, Class P, Institutional Class and Administrative Class shares of the OCC Target Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown which is higher than if the performance of the oldest class (in each case, either Class C or Class A) was not adjusted to reflect the lower operating expenses of the newer class.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PIMCO Advisors Funds’ series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. Since January 17, 1997, Class A, Class B and Class C shares of the Trust have been subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). The administrative fee is subject to breakpoints at various asset levels, as described in the Prospectuses. Under the current fee structure, the NFJ Renaissance Fund, OCC Growth Fund, OCC Target Fund and OCC Opportunity Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PIMCO Advisors Funds (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes’ actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

Total Return for Periods Ended June 30, 2009*

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
NFJ Renaissance	Class A	—	—	—	9.58%
	Class D	—	—	—	9.61%
	Class R	—	—	4.36%	9.32%
	Institutional	—	—	—	9.81%
	Administrative	—	—	—	9.66%
OCC Growth	Class A	—	—	—	9.43%
	Class D	—	—	-2.55%	9.37%
	Class R	—	—	-2.94%	9.20%
	Class P	-24.18%	0.64%	-3.14%	9.11%
	Institutional	—	—	—	9.57%
	Administrative	—	—	—	9.44%
OCC Opportunity	Class A	—	—	—	10.83%
	Class D	—	0.16%	1.85%	10.57%
	Class P	-17.08%	-0.01%	1.76%	10.53%

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
	Institutional	—	—	—	10.95%
	Administrative	—	—	—	10.87%
OCC Target	Institutional	—	—	—	8.03%
	Administrative	—	—	—	7.93%
	Class P	-40.10%	-2.47%	0.76%	7.79%
	Class D	—	—	0.74%	7.77%

The following table sets forth the average annual total return of certain classes of shares of the Allianz RCM Funds (each of which, except the RCM Global Resources and RCM Strategic Growth Funds, was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended June 30, 2009. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by Class P or the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2009*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
RCM Wellness	Class A	-20.69%	-3.33%	5.38%	8.19%	12/31/96	2/5/02
	Class B	-20.90%	-3.35%	5.34%	8.16%		2/5/02
	Class C	-17.56%	-2.96%	5.18%	7.87%		2/5/02
	Class D	-16.12%	-2.23%	6.00%	8.72%		12/31/96
RCM Global Resources	Institutional	-50.88%	10.72%	N/A	10.72%	6/30/04	6/30/04
	Class A	-53.76%	9.06%	N/A	9.06%		3/31/06
	Class C	-51.83%	9.51%	N/A	9.51%		3/31/06
	Class D	-51.08%	10.30%	N/A	10.30%		3/31/06
	Class P	-50.89%	10.63%	N/A	10.63%		7/7/08
RCM Global Small-Cap	Class A	-41.48%	-3.72%	2.89%	6.73%	12/31/96	2/5/02
	Class B	-41.60%	-3.69%	2.89%	6.74%		2/5/02
	Class C	-39.13%	-3.34%	2.73%	6.45%		2/5/02
	Class D	-38.07%	-2.61%	3.58%	7.35%		3/10/99
	Class P	-37.80%	-2.29%	3.81%	7.55%		7/7/08
	Institutional	-37.80%	-2.22%	3.90%	7.65%		12/31/96
RCM Technology	Class A	-26.89%	-0.37%	1.42%	10.50%	12/27/95	2/5/02

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
	Class B	-26.58%	-0.34%	1.45%	10.53%		2/5/02
	Class C	-23.88%	0.01%	1.22%	10.13%		2/5/02
	Class D	-22.64%	0.75%	2.06%	11.12%		1/20/99
	Class P	-22.37%	1.07%	2.35%	11.39%		7/7/08
	Institutional	-22.32%	1.16%	2.44%	11.50%		12/27/95
	Administrative	-22.52%	0.91%	2.19%	11.22%		3/31/05
RCM Disciplined International Equity(1)	Class A	-34.13%	0.85%	-2.04%	3.08%	5/22/95	2/5/02
	Class B	-34.31%	0.86%	-2.00%	3.10%		2/5/02
	Class C	-31.59%	1.22%	-2.23%	2.71%		2/5/02
	Class D	-30.31%	2.00%	-1.38%	3.63%		3/10/99
	Institutional	-30.02%	2.41%	-0.98%	4.00%		5/22/95
	Administrative	-30.18%	2.18%	-1.30%	3.68%		2/5/02
RCM Large-Cap Growth	Class A	-24.27%	-1.56%	-2.65%	4.09%	12/31/96	2/5/02
	Class B	-24.34%	-1.54%	-2.68%	4.06%		2/5/02
	Class C	-21.27%	-1.20%	-2.83%	3.79%		2/5/02
	Class D	-19.88%	-0.45%	-2.03%	4.67%		3/2/99
	Class R	-20.13%	-0.71%	-2.36%	4.29%		12/31/02
	Class P	-19.59%	-0.14%	-1.78%	4.91%		7/7/08
	Institutional	-19.53%	-0.04%	-1.68%	5.01%		12/31/96
	Administrative	-19.78%	-0.30%	-1.92%	4.76%		2/5/02
RCM Mid-Cap	Class A	-30.39%	-1.57%	-0.56%	12.25%	11/6/79	2/5/02
	Class B	-30.61%	-1.50%	-0.44%	12.26%		2/5/02
	Class C	-27.81%	-1.27%	-0.64%	11.71%		2/5/02
	Class D	-26.32%	-0.43%	0.22%	12.74%		12/29/00
	Class R	-26.42%	-0.69%	-0.04%	12.31%		12/31/02
	Institutional	-26.00%	0.01%	0.64%	13.08%		11/6/79
	Administrative	-26.30%	-0.34%	0.32%	12.78%		2/5/02
RCM Strategic Growth	Class A	-25.49%	N/A	N/A	-6.63%	3/31/06	3/31/06
	Class C	-22.45%	N/A	N/A	-5.70%		3/31/06
	Class D	-21.16%	N/A	N/A	-5.02%		3/31/06
	Class P	-20.96%	N/A	N/A	-4.74%		7/7/08
	Institutional	-20.90%	N/A	N/A	-4.65%		3/31/06
	Administrative	-21.08%	N/A	N/A	-4.88%		3/31/06

*	For the Funds listed above, the performance information for periods prior to February 1, 2002 reflects the Fee arrangement of the Fund’s predecessors, reflected, as noted above, to reflect the current fee structure of the applicable class.

**	For the Funds listed above offering Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Wellness Fund, whose Class A, Class B and Class C performance information is based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Class P, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Wellness Fund are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.

The following table sets forth the average annual total return of classes of shares of the Allianz NACM Funds for periods ended June 30, 2009.

The NACM Pacific Rim and NACM International Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on July 20, 2002 and October 15, 2004, respectively. The NACM Emerging Markets Opportunities Fund, a newly formed series of the Trust, reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the NACM Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the NACM Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D or Class P shares. For periods prior to the “Inception Date” of a particular class of the NACM Pacific Rim Fund’s or the NACM International Fund’s shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the applicable Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges. For periods prior to the “Inception Date” of a particular class of the NACM Emerging Markets Opportunities Fund’s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended June 30, 2009*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM Emerging Markets Opportunities**	Class A	-42.98%	12.96%	N/A	12.82%	5/27/04	8/21/06
	Class C	-40.68%	13.37%	N/A	13.21%		8/21/06
	Class D	-39.63%	14.26%	N/A	14.09%		8/21/06
	Class P	-39.44%	14.58%	N/A	14.42%		7/7/08
	Institutional	-39.40%	14.68%	N/A	14.53%		5/27/04
NACM Global	Class A	-38.48%	-0.45%	N/A	6.00%	7/19/02	7/19/02
	Class B	-38.57%	-0.37%	N/A	6.09%		7/19/02

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
	Class C	-36.01%	-0.04%	N/A	6.08%		7/19/02
	Class D	-34.91%	0.68%	N/A	6.87%		7/19/02
	Class R	-35.03%	0.46%	N/A	6.61%		12/31/02
	Class P	-34.69%	0.99%	N/A	7.20%		7/7/08
	Institutional	-34.64%	1.09%	N/A	7.31%		7/19/02
	Administrative	-34.77%	0.85%	N/A	7.05%		7/19/02
NACM Growth	Class A	-32.69%	-1.71%	N/A	1.48%	7/19/02	7/19/02
	Class B	-32.84%	-1.68%	N/A	1.54%		7/19/02
	Class C	-30.01%	-1.33%	N/A	1.54%		7/19/02
	Class D	-28.78%	-0.61%	N/A	2.29%		7/19/02
	Class P	-28.57%	-0.30%	N/A	2.62%		7/7/08
	Institutional	-28.50%	-0.20%	N/A	2.72%		7/19/02
	Administrative	-28.68%	-0.45%	N/A	2.47%		7/19/02
NACM Income & Growth	Class A	-19.09%	N/A	N/A	-7.66%	2/28/07	2/28/07
	Class C	-15.71%	N/A	N/A	-6.09%		2/28/07
	Class D	-14.36%	N/A	N/A	-5.39%		2/28/07
	Class P	-14.11%	N/A	N/A	-5.11%		7/7/08
	Institutional	-14.03%	N/A	N/A	-5.02%		2/28/07
NACM International	Class A	-41.33%	0.39%	N/A	2.57%	5/7/01	10/29/04
	Class C	-39.00%	0.77%	N/A	2.78%		10/29/04
	Class D	-37.94%	1.53%	N/A	3.29%		10/29/04
	Class P	-37.72%	1.83%	N/A	3.46%		7/7/08
	Class R	-38.09%	1.25%	N/A	2.88%		1/10/06
	Institutional	-37.67%	1.92%	N/A	3.56%		5/7/01
	Administrative	-37.85%	1.65%	N/A	3.29%		1/10/06
NACM Mid-Cap Growth***	Class A	-33.67%	-0.38%	N/A	-0.64%	2/28/07	2/28/07
	Class C	-31.05%	0.03%	N/A	-0.30%		2/28/07
	Class D	-29.81%	0.76%	N/A	0.42%		2/28/07
	Class P	-29.63%	1.03%	N/A	0.69%		7/7/08
	Institutional	-29.54%	1.13%	N/A	0.80%		2/28/07
NACM Pacific Rim	Class A	-36.40%	4.55%	5.60%	8.04%	12/31/97	7/31/02
	Class B	-36.52%	4.62%	5.61%	8.05%		7/31/02
	Class C	-33.97%	4.92%	5.38%	7.75%		7/31/02
	Class D	-32.75%	5.72%	6.19%	8.57%		7/31/02
	Class P	-32.56%	6.05%	6.54%	8.93%		7/7/08
	Institutional	-32.46%	6.16%	6.65%	9.04%		12/31/97

*	Average annual total return presentations for a particular class of shares assume the payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	The Nicholas-Applegate Emerging Markets Opportunities Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM Emerging Markets Opportunities Fund on August 18, 2006. The Prospectuses of the Allianz NACM Emerging Markets Opportunities Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM Emerging Markets Opportunities Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 12/31/05)

Fund	Class	1 Year	Since Inception of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate Emerging Markets Opportunities Fund	Class I	41.85%	44.51%	5/27/04

***	The Nicholas-Applegate U.S Systematic Mid Cap Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM Mid-Cap Growth Fund on July 27, 2007. The Prospectuses of the Allianz NACM Mid-Cap Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM Mid-Cap Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 6/30/07)

Fund	Class	1 Year	Since Inception of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund	Class I	22.11%	14.31%	2/27/04

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust was required to hold a shareholder meeting in 2005 and once every five years thereafter for the purpose of electing Trustees. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares

As of October 1, 2009, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Allianz NACM Emerging Markets Opportunities Fund, Trustees and officers of the Trust, as a group, owned 1.29% of Institutional Class shares of the Fund, with respect to the Allianz NACM Growth Fund, Trustees and officers of the Trust, as a group owned 1.66% of the Class A shares of the Fund and with respect to the Allianz RCM Strategic Growth Fund, Trustees and officers of the Trust, as a group, owned 1.61% of Class A shares of the Fund. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers, LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust’s Class P, Institutional and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Funds as of June 30, 2009, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated by reference from the Trust’s June 30, 2009 Annual Reports. The Trust’s June 30, 2009 Annual Reports were filed electronically with the SEC on August 28, 2009 (Accession No. 0001193125-09-183434).

Unaudited financial statements for the Funds as of December 31, 2008, for the six-month period then ended, including notes thereto, are incorporated by reference from the Trust’s December 31, 2008 Semi-Annual Reports. The Trust’s December 31, 2008 Semi-Annual Reports were filed electronically with the SEC on March 9, 2009 (Accession No. 0001193125-09-048372).

Forward-Looking Statements

The Trust’s prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding the Funds’ investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

A-2

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Active Qualifiers

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

A-4

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

A-5

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

A-6

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

A-7

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations

Qualifiers

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

“WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if

A-8

circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of October 1, 2009, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

			Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz CCM Capital Appreciation Fund
	Class A
b	Allianz CCM Capital Appreciation Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	889,204.634	7.92
	Allianz CCM Capital Appreciation Fund A	NFS LLC FEBO REGIONS BK DBA KENNEBURT CO 250 RIVERCHASE PKWY E FL 5 BIRMINGHAM AL 35244-1832	705,759.101	6.28
b	Allianz CCM Capital Appreciation Fund A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	696,803.974	6.20
	Allianz CCM Capital Appreciation Fund A	JP MORGAN CHASE TTEE FBO ADP MID MARKET PRODUCT 3 METROTECH CENTER 6TH FL BROOKLYN NY 11201-0001	656,748.724	5.85
b	Allianz CCM Capital Appreciation Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	642,353.442	5.72
	Administrative Class
a,b	Allianz CCM Capital Appreciation Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	10,067,058.599	54.38
b	Allianz CCM Capital Appreciation Fund Admin	FIRST UNION NATIONAL BANK 401 S TRYON ST FRB-3 ATT CMG FIDUCIARY OP FUND GR MAIL CODE: CMG-2-1151 CHARLOTTE NC 28202-1934	3,412,458.326	18.43
b	Allianz CCM Capital Appreciation Fund Admin	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 005 NEW YORK CITY 160 WATER STREET ROOM 620 NEW YORK NY 10038-4922	1,405,969.842	7.59
	Class B
b	Allianz CCM Capital Appreciation Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	115,557.840	9.01
	Allianz CCM Capital Appreciation Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	76,435.214	5.96
	Class C
	Allianz CCM Capital Appreciation Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	706,836.778	14.53
b	Allianz CCM Capital Appreciation Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	622,556.694	12.80
b	Allianz CCM Capital Appreciation Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	388,281.821	7.98
	Class D
a,b	Allianz CCM Capital Appreciation Fund D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	9,453,866.454	86.47

b	Allianz CCM Capital Appreciation Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	816,055.750	7.46
	Institutional Class
a,b	Allianz CCM Capital Appreciation Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	8,121,548.358	37.74
b	Allianz CCM Capital Appreciation Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,731,309.861	12.69
b	Allianz CCM Capital Appreciation Fund Instl	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,718,504.417	7.98
	Class P
a,b	Allianz CCM Capital Appreciation Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	392,518.587	75.37
	Allianz CCM Capital Appreciation Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	125,237.703	24.05
	Class R
	Allianz CCM Capital Appreciation Fund R	AMERICAN UNITED INSURANCE CO TTEE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	138,629.367	22.01
	Allianz CCM Capital Appreciation Fund R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	98,071.806	15.57
	Allianz CCM Capital Appreciation Fund R	RELIANCE TRUST CO CUST FBO NATIONAL HOME CENTERS INC 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	45,361.854	7.20
	Allianz CCM Capital Appreciation Fund R	RELIANCE TRUST CO CUSTODIAN FBO BERM STUDIOS INC PO BOX 48529 ATLANTA GA 30362-1529	35,652.272	5.66

	Alllianz CCM Emerging Companies Fund
	Administrative Class
a	Allianz CCM Emerging Companies Fund Admin	WELLS FARGO BANK NA FBO RPS PIMCO EMERGING COMPANIES P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	792,575.229	67.37
	Allianz CCM Emerging Companies Fund Admin	ICMA-RC SERVICES LLC ATTN VICTOR EDGAR 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	88,049.380	7.48
	Allianz CCM Emerging Companies Fund Admin	WELLS FARGO BANK NA FBO SCHNEIDER NATL INC 401K PO BOX 1533 MINNEAPOLIS MN 55480-1533	80,828.904	6.87
	Allianz CCM Emerging Companies Fund Admin	WELLS FARGO BANK NA FBO SCHNEIDER NATL INC 401K PO BOX 1533 MINNEAPOLIS MN 55480-1533	70,917.382	6.03
	Institutional Class
a,b	Allianz CCM Emerging Companies Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	2,675,842.582	52.39
b	Allianz CCM Emerging Companies Fund Instl	CHARLES SCHWAB & CO INC SPECL CUSTODY ACCT EXCLUSIVE BENEFIT OF CUSTMRS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	417,339.382	8.17
	Allianz CCM Emerging Companies Fund Instl	US BANK NATIONAL ASSOC CUST COMM INVEST GROUP-CADENCE MIC CP TRUST MUTUAL FUNDS, PO BOX 1787 MILWAUKEE WI 53201-1787	316,442.839	6.20
b	Allianz CCM Emerging Companies Fund Instl	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	294,499.047	5.77

	Allianz CCM Focused Growth Fund
	Class A
b	Allianz CCM Focused Growth Fund A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	76,505.254	11.46

b	Allianz CCM Focused Growth Fund A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	76,505.254	11.46
b	Allianz CCM Focused Growth Fund A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	76,505.254	11.46
	Administrative Class
a	Allianz CCM Focused Growth Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,114.698	100.00
	Class C
b	Allianz CCM Focused Growth Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26,002.786	8.40
b	Allianz CCM Focused Growth Fund C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	16,110.642	5.20
	Class D
a,b	Allianz CCM Focused Growth Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	185,401.840	94.47
	Institutional Class
a	Allianz CCM Focused Growth Fund Instl	MAC & CO ATTN MUTUAL FUND OPS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	4,207,851.485	31.19
a	Allianz CCM Focused Growth Fund Instl	COMMERCIAL PROPERTIES C/O WEST COAST TR CO PO BOX 1012 SALEM OR 97308-1012	3,674,137.642	27.23
b	Allianz CCM Focused Growth Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	2,626,598.482	19.47
b	Allianz CCM Focused Growth Fund Instl	CHARLES SCHWAB & CO INC SPECL CUST ACCT EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,118,787.417	8.29
	Class P
a,b	Allianz CCM Focused Growth Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,777.773	90.17
	Allianz CCM Focused Growth Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	1,198.872	5.20

	Allianz CCM Mid-Cap fund
	Class A
	Allianz CCM Mid-Cap Fund A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	2,499,668.449	23.41
b	Allianz CCM Mid-Cap Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	656,377.918	6.15
	Administrative Class
a,b	Allianz CCM Mid-Cap Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	5,084,597.931	63.04
b	Allianz CCM Mid-Cap Fund Admin	VANGUARD FIDUCIARY TRUST CO 100 VANGUARD BLVD OUTSIDE FUNDS MALVERN PA 19355-2331	974,011.562	12.08
b	Allianz CCM Mid-Cap Fund Admin	CHARLES SCHWAB & CO SPECIAL CUST ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	552,811.203	6.85
	Class B
	Allianz CCM Mid-Cap Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	75,834.924	6.46

	Class C
b	Allianz CCM Mid-Cap Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	271,055.503	9.65
	Allianz CCM Mid-Cap Fund C	CITIGROUP GLOBAL MARKETS, INC 333 WEST 34TH ST NEW YORK NY 10001-2402	255,246.414	9.09
	Allianz CCM Mid-Cap Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	152,464.076	5.43
	Class D
a,b	Allianz CCM Mid-Cap Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	564,232.972	53.77
	Institutional Class
a,b	Allianz CCM Mid-Cap Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	6,176,470.303	35.20
	Allianz CCM Mid-Cap Fund Instl	FIFTH THIRD BANK TTEE FBO FIFTH THIRD BANCORP MASTER PROFIT SHARING PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	1,874,306.055	10.68
b	Allianz CCM Mid-Cap Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUST 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,691,668.798	9.64
b	Allianz CCM Mid-Cap Fund Instl	FIRST UNION NAT’L BANK CUSTODIAN VARIOUS RETIREMENT PLANS 1525 W WT HARRIS BLVD NC-1151 CHARLOTTE NC 28262-8522	1,598,587.306	9.11
b	Allianz CCM Mid-Cap Fund Instl	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	908,124.099	5.18
	Class P
a,b	Allianz CCM Mid-Cap Fund P	MLPF&SNC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	122,290.761	67.74
a	Allianz CCM Mid-Cap Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	57,848.650	32.04
	Class R
a	Allianz CCM Mid-Cap Fund R	RELIASTAR LIFE INS CO OF NY 151 FARMINGTON AVE HARTFORD CT 06156-0001	537,277.409	27.90
	Allianz CCM Mid-Cap Fund R	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	275,696.883	14.32
	Allianz CCM Mid-Cap Fund R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	227,971.547	11.84

	Allianz NACM Emerging Markets Opportunities Fund
	Class A
b	Allianz NACM Emerging Markets Opportunities Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	214,645.679	13.04
	Class C
b	Allianz NACM Emerging Markets Opportunities Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	134,369.467	17.00
	Class D
a,b	Allianz NACM Emerging Markets Opportunities Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	157,028.788	36.61
b	Allianz NACM Emerging Markets Opportunities Fund D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	37,263.778	8.69
	Institutional Class
a,b	Allianz NACM Emerging Markets Opportunities Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	424,681.375	41.85

b	Allianz NACM Emerging Markets Opportunities Fund Instl	CHARLES SCHWAB & CO INC SPECL CUST ACCT FOR EXCLUSIVE BENEFIT of CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	159,516.490	15.72
	Allianz NACM Emerging Markets Opportunities Fund Instl	MORGRIDGE FAMILY TRUST 107 MAPACHE DR PORTOLA VALLY CA 94028-7315	104,910.783	10.34
b	Allianz NACM Emerging Markets Opportunities Fund Instl	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT P O BOX 2226 OMAHA NE 68103-2226	80,309.323	7.91
	Allianz NACM Emerging Markets Opportunities Fund Instl	SATTAR MALEK PO BOX 53714 SAN JOSE CA 95153-0714	74,225.552	7.31
	Allianz NACM Emerging Markets Opportunities Fund Instl	MITRA & CO NJ C/O MARSHALL ILSLEY TRUST CO ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	64,946.575	6.40
	Class P
a,b	Allianz NACM Emerging Markets Opportunities Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26,399.565	89.89
	Allianz NACM Emerging Markets Opportunities Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	2,599.996	8.85

	Allianz NACM Global Fund
	Class A
b	Allianz NACM Global Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	70,857.102	11.10
	Administrative Class
a	Allianz NACM Global Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,353.584	100.00
	Class B
b	Allianz NACM Global Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41,443.445	5.91
	Class C
b	Allianz NACM Global Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	105,039.353	21.58
	Class D
a,b	Allianz NACM Global Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	61,739.478	43.24
b	Allianz NACM Global Fund D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	9,415.313	6.59
	Institutional Class
a	Allianz NACM Global Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.892	51.38
a	Allianz NACM Global Fund Instl	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	646.211	48.62
	Class P
a,b	Allianz NACM Global Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,820.731	62.28
a	Allianz NACM Global Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	7,207.934	35.01

	Class R
a,b	Allianz NACM Global Fund R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36,118.766	74.95
	Allianz NACM Global Fund R	JAMES BUCHANAN FBO ZONE LABS INC 401(K) PROFIT SHARING PLAN & TRUST 222 ROSEWOOD DR STE 500 DANVERS MA 01923-4502	7,081.375	14.69

	Allianz NACM Growth Fund
	Class A
b	Allianz NACM Growth Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,491.114	5.51
	Administrative Class
a	Allianz NACM Growth Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,169.514	99.99
	Class B
b	Allianz NACM Growth Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26,980.958	7.25
	Class C
b	Allianz NACM Growth Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	67,421.817	19.62
	Class D
b	Allianz NACM Growth Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12,844.409	24.22
	Allianz NACM Growth Fund D	NFS LLC FEBO CAROL LYNN SCOTT TTEE LIVING TRUST OF CAROL L SCOTT U/A 07/20/95 14617 TRILLIUM DR AUGUSTA	6,992.260	13.19
	Institutional Class
	Allianz NACM Growth Fund Instl	STATE ST BK & TR AS CUST FOR SOUTH DAKOTA HIGHER EDUC SAVINGS TRUST CORE EQUITY 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	432,829.744	21.43
	Allianz NACM Growth Fund Instl	STATE STREET BK & TR AS CUST SOUTH DAKOTA HIGHER EDUC SAVINGS TRUST 9-13 YRS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	416,956.979	20.65
	Allianz NACM Growth Fund Instl	STATE STREET BK & TR AS CUST SOUTH DAKOTA HIGHER EDUC SAVINGS TRUST 5-8 YRS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	345,745.439	17.12
	Allianz NACM Growth Fund Instl	Allianz Funds Multi-Strategy Trust on behalf of Allianz Global Investors Solutions Core Allocation Fund 600 W BROADWAY SAN DIEGO CA 92101-3311	336,829.003	16.68
	Allianz NACM Growth Fund Instl	STATE STREET BANK & TRUST AS CUST FOR S DAKOTA HIGHER EDUC SAVINGS TR 14-18 YRS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	254,379.525	12.60
	Allianz NACM Growth Fund Instl	STATE STREET BANK & TRUST AS CUST FOR S DAKOTA HIGHER EDUC SAVINGS TR 0-4 YRS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	131,550.226	6.51
	Class P
a,b	Allianz NACM Growth Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,627.114	69.72
a	Allianz NACM Growth Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	706.526	30.28

	Allianz NACM Income and Growth Fund
	Class C
b	Allianz NACM Income and Growth Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	61,223.413	9.78

	Class D
a,b	Allianz NACM Income and Growth Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	45,699.372	54.10
	Allianz NACM Income and Growth Fund D	NFS LLC FEBO MARK A CARVER CHERYL A CARVER 80 CAPTAIN PERRY DR PHIPPSBURG ME 04562-4011	4,646.755	5.50
	Institutional Class
a	Allianz NACM Income and Growth Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,769,169.828	60.40
a	Allianz NACM Income and Growth Fund Instl	ALLIANZ FUNDS MULTI-STRATEGY TR BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FD 600 W BROADWAY SAN DIEGO CA 92101-3311	796,922.740	27.20
b	Allianz NACM Income and Growth Fund Instl	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	176,151.648	6.01
	Class P
a,b	Allianz NACM Income and Growth Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36,072.055	84.13
b	Allianz NACM Income and Growth Fund P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	5,933.284	13.84

	Allianz NACM International Fund
	Class A
b	Allianz NACM International Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	211,300.839	7.05
	Administrative Class
a	Allianz NACM International Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	610.055	100.00
	Class C
b	Allianz NACM International Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	332,616.325	11.58
b	Allianz NACM International Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	235,436.209	8.19
	Allianz NACM International Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	173,496.360	6.04
	Class D
a,b	Allianz NACM International Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	170,550.887	34.32
	Institutional Class
a,b	Allianz NACM International Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,813,001.011	37.35
	Allianz NACM International Fund Instl	GPC SECURITIES INC AGENT FOR RELIANCE TRUST CO FBO THE JACKSON CLINIC P/SHARING PLAN PO BOX 79377 ATLANTA GA 30357-7377	446,947.203	9.21
	Allianz NACM International Fund Instl	STATE STREET BANK & TR AS CUST FOR S DAKOTA HIGHER EDUCATION SAVINGS TR 9-13 YRS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	439,302.832	9.05
	Allianz NACM International Fund Instl	STATE ST CUST FBO SD HIGHER EDUC TR SELECT ALLIANZ NACM INTERN’L FD INV PORT 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	396,795.057	8.17
	Allianz NACM International Fund Instl	STATE STREET BANK & TRUST CUST FOR S DAKOTA HIGHER EDUC SAVINGS TR CORE EQUITY 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	396,054.814	8.16

	Allianz NACM International Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	357,168.937	7.36
	Allianz NACM International Fund Instl	STATE STREET BANK & T CUST FOR S DAKOTA HIGHER EDUC SAVINGS TRUST 5-8 YRS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	344,020.706	7.09
	Class P
a,b	Allianz NACM International Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	142,810.054	83.95
	Allianz NACM International Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	26,408.234	15.52
	Class R
a	Allianz NACM International Fund R	MG TRUST COMPANY CUST FBO DALTON CARPET ONE 700 17TH STREET SUITE 300 DENVER CO 80202-3531	1,856.141	51.09
a	Allianz NACM International Fund R	MG TRUST COMPANY CUST FBO BLAST CLEANING SERVICES INC 401(K) 700 17TH STREET SUITE 300 DENVER CO 80202-3531	972.557	26.77
	Allianz NACM International Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	631.269	17.37

	Allianz NACM Mid-Cap Growth Fund
	Class A
	Allianz NACM Mid-Cap Growth Fund A	NFS LLC FEBO WADE R FENN 6305 MAPLE RDG EXCELSIOR MN 55331-9645	6,393.862	12.91
b	Allianz NACM Mid-Cap Growth Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,915.361	9.92
	Allianz NACM Mid-Cap Growth Fund A	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO MARY W SATIAN 6911 PORTOBELLO RD MCLEAN VA 22101-1519	4,181.800	8.44
b	Allianz NACM Mid-Cap Growth Fund A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3,147.700	6.35
	Allianz NACM Mid-Cap Growth Fund A	SSB&T CUST ROLLOVER IRA FBO RAY E PETERSEN 4399 BLACKTAIL LOOP BUTTE MT 59701-7144	3,033.981	6.12
	Class C
b	Allianz NACM Mid-Cap Growth Fund C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,328.547	12.26
	Allianz NACM Mid-Cap Growth Fund C	FIRST CLEARING LLC JAMESON L UNGERER TOD ACCOUNT 8823 W 132ND TER OVERLAND PARK KS 66213-4624	1,244.343	11.49
	Allianz NACM Mid-Cap Growth Fund C	GEORGE F HOM & LIZ HOM JT TEN COM 14627 TREBORWAY DR HOUSTON TX 77014-1126	1,228.501	11.34
b	Allianz NACM Mid-Cap Growth Fund C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,055.966	9.75
	Allianz NACM Mid-Cap Growth Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	812.121	7.50
	Allianz NACM Mid-Cap Growth Fund C	SSB&T CUST SIMPLE IRA GLOBAL MORTGAGE NETWORK FBO JAMES R GEORGE 143 GLENWOOD DR SELLERSVILLE PA 18960-2849	796.851	7.36
	Allianz NACM Mid-Cap Growth Fund C	SSB&T CUST SIMPLE IRA COASTAL BIOANALYSTS INC FBO PAMELA G DELISLE 5557 HATFIELD LN GLOUCESTER VA 23061-4542	785.659	7.25
	Allianz NACM Mid-Cap Growth Fund C	V Wayne Thompson & Anna Thompson TTEES under Thompson Family Trust U/A DTD 4/25/2001 22822 TOLANA DR LAGUNA NIGUEL CA 92677-2755	566.572	5.23
	Class D
a,b	Allianz NACM Mid-Cap Growth Fund D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	3,778.338	72.21

	Allianz NACM Mid-Cap Growth Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	812.071	15.52
	Allianz NACM Mid-Cap Growth Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO DANIELA ELISABETH LINCOLN 4147 HAWTHORNE AVE DALLAS TX 75219-2233	539.957	10.32
	Institutional Class
a	Allianz NACM Mid-Cap Growth Fund Instl	BENEFIT TRUST CO AS TTEE FOR THE CITY OF ALPHARETTA DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	188,244.528	43.02
	Allianz NACM Mid-Cap Growth Fund Instl	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF PEACHTREE CITY DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	99,673.247	22.78
	Allianz NACM Mid-Cap Growth Fund Instl	PERKINS TIMBERLAKE COMPANY 2304 MIDWESTERN PKWY STE 200 WICHITA FALLS TX 76308-2334	46,698.854	10.67
	Class P
a	Allianz NACM Mid-Cap Growth Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	882.748	100.00

	Allianz NACM Pacific Rim Fund
	Class A
b	Allianz NACM Pacific Rim Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	372,381.824	11.02
b	Allianz NACM Pacific Rim Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	325,971.539	9.64
	Allianz NACM Pacific Rim Fund A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	221,371.717	6.55
	Class B
b	Allianz NACM Pacific Rim Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	213,114.153	14.27
	Allianz NACM Pacific Rim Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	122,078.906	8.17
	Class C
a,b	Allianz NACM Pacific Rim Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,301,899.842	39.31
b	Allianz NACM Pacific Rim Fund C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	208,058.511	6.28
	Allianz NACM Pacific Rim Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	193,350.042	5.84
b	Allianz NACM Pacific Rim Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	181,255.406	5.47
	Class D
a,b	Allianz NACM Pacific Rim Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,374,880.200	61.19
	Institutional Class
a,b	Allianz NACM Pacific Rim Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,189,796.508	79.70
	Allianz NACM Pacific Rim Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	522,369.692	13.05

	Class P
a,b	Allianz NACM Pacific Rim Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	510,377.153	89.88
	Allianz NACM Pacific Rim Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	55,969.203	9.86

	Allianz NFJ All-Cap Value Fund
	Class A
	Allianz NFJ All-Cap Value Fund A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	155,158.915	19.41
b	Allianz NFJ All-Cap Value Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	74,008.895	9.26
b	Allianz NFJ All-Cap Value Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	54,363.289	6.80
	Administrative Class
a	Allianz NFJ All-Cap Value Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,688.420	99.99
	Class C
	Allianz NFJ All-Cap Value Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	54,262.875	8.70
b	Allianz NFJ All-Cap Value Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	48,996.719	7.85
b	Allianz NFJ All-Cap Value Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	47,391.323	7.59
	Class D
a,b	Allianz NFJ All-Cap Value Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	176,684.439	72.39
	Institutional Class
a	Allianz NFJ All-Cap Value Fund Instl	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF ALPHARETTA DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	209,050.831	63.11
a	Allianz NFJ All-Cap Value Fund Instl	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF PEACHTREE CITY DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	110,680.495	33.41
	Class P
a,b	Allianz NFJ All-Cap Value Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	99,344.507	95.63

	Allianz NFJ Dividend Value Fund
	Class A
b	Allianz NFJ Dividend Value Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	27,560,401.109	14.38
	Allianz NFJ Dividend Value Fund A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	18,043,355.555	9.41
	Allianz NFJ Dividend Value Fund A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	14,390,352.021	7.51
b	Allianz NFJ Dividend Value Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,554,479.749	6.55

	Administrative Class
a,b	Allianz NFJ Dividend Value Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	64,915,209.397	62.74
	Allianz NFJ Dividend Value Fund Admin	VANTAGETRUST - NAV 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	8,409,916.689	8.13
	Allianz NFJ Dividend Value Fund Admin	VANTAGETRUST - UNITIZED 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	5,356,206.614	5.18
	Class B
b	Allianz NFJ Dividend Value Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,514,121.456	11.97
b	Allianz NFJ Dividend Value Fund B	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	907,775.217	7.18
	Allianz NFJ Dividend Value Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	787,834.580	6.23
	Class C
a,b	Allianz NFJ Dividend Value Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,772,310.442	26.18
b	Allianz NFJ Dividend Value Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	6,862,004.648	11.39
b	Allianz NFJ Dividend Value Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4,464,526.393	7.41
	Allianz NFJ Dividend Value Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	3,181,969.696	5.28
	Class D
a,b	Allianz NFJ Dividend Value Fund D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	17,513,288.216	25.52
b	Allianz NFJ Dividend Value Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11,689,458.945	17.03
	Institutional Class
a,b	Allianz NFJ Dividend Value Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	68,458,435.905	35.39
b	Allianz NFJ Dividend Value Fund Instl	CHARLES SCHWAB & CO INC SPECL CUST ACCT FOR THE EXCLUSIVE BENEFIT OF CUST 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28,382,237.107	14.67
	Allianz NFJ Dividend Value Fund Instl	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY C1N WINDSOR CT 06095	14,763,515.964	7.63
b	Allianz NFJ Dividend Value Fund Instl	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	9,734,368.533	5.03
	Class R
	Allianz NFJ Dividend Value Fund R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	2,454,861.115	10.84
	Allianz NFJ Dividend Value Fund R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	1,591,031.035	7.02
	Allianz NFJ Dividend Value Fund R	DCGT AS TTEE AND/OR CUST FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50309-2732	1,409,450.359	6.22

	Allianz NFJ International Value Fund
	Class A
	Allianz NFJ International Value Fund A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	6,407,472.986	18.92

b	Allianz NFJ International Value Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	4,658,721.018	13.76
b	Allianz NFJ International Value Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,939,724.592	5.73
	Class C
a,b	Allianz NFJ International Value Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,978,934.566	26.91
b	Allianz NFJ International Value Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	840,078.962	7.59
b	Allianz NFJ International Value Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	737,879.436	6.67
	Class D
a,b	Allianz NFJ International Value Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,682,813.558	68.24
	Institutional Class
a,b	Allianz NFJ International Value Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	7,820,903.037	45.08
b	Allianz NFJ International Value Fund Instl	CHARLES SCHWAB & CO INC SPECL CUST ACCT EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,884,226.502	10.86
b	Allianz NFJ International Value Fund Instl	PRUDENTIAL INVESTMENT MNGMNT SERVICES FBO MUTUAL FD CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 NEWARK NJ 07102-4000	1,189,917.416	6.86

	Allianz NFJ Large-Cap Value Fund
	Class A
b	Allianz NFJ Large Cap Value Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,627,581.114	11.34
b	Allianz NFJ Large Cap Value Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,406,178.885	6.07
	Administrative Class
a,b	Allianz NFJ Large Cap Value Fund Admin	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD NC 1151 CHAROLOTTE NC 28288-0001	1,678,918.064	60.77
b	Allianz NFJ Large Cap Value Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	533,188.262	19.30
	Class B
	Allianz NFJ Large Cap Value Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	386,695.177	5.56
	Class C
b	Allianz NFJ Large Cap Value Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,414,308.541	18.71
b	Allianz NFJ Large Cap Value Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,125,868.895	8.73
b	Allianz NFJ Large Cap Value Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,056,377.368	8.19
	Allianz NFJ Large Cap Value Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	652,732.008	5.06
	Class D
a,b	Allianz NFJ Large Cap Value Fund D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	30,000,470.108	83.73

b	Allianz NFJ Large Cap Value Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,198,549.956	8.93
	Institutional Class
a,b	Allianz NFJ Large Cap Value Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	5,689,315.186	28.34
	Allianz NFJ Large Cap Value Fund Instl	MINNESOTA LIFE 401 ROBERT STREET NORTH MAILSTATION A6-5317 SAINT PAUL MN 55101-2005	3,867,488.771	19.27
b	Allianz NFJ Large Cap Value Fund Instl	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	1,686,920.419	8.40
b	Allianz NFJ Large Cap Value Fund Instl	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,273,502.379	6.34
b	Allianz NFJ Large Cap Value Fund Instl	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MF CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 NEWARK NJ 07102-4000	1,251,474.539	6.23
	Class P
a,b	Allianz NFJ Large Cap Value Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	741,093.920	60.22
a	Allianz NFJ Large Cap Value Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	478,429.443	38.88
	Class R
	Allianz NFJ Large Cap Value Fund R	EMJAY CORP CUST FBO PLANS OF RPSA CUST 401(K) PLAN C/O GREAT-WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	109,979.293	10.65
	Allianz NFJ Large Cap Value Fund R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIA OMNI ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	93,738.737	9.08
	Allianz NFJ Large Cap Value Fund R	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	66,059.567	6.40
	Allianz NFJ Large Cap Value Fund R	CAPITAL BANK & TRUST COMPANY TTEE F ABRASIVE SPECIALISTS INC 401K PSP 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	62,858.378	6.09
	Allianz NFJ Large Cap Value Fund R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL PRIN ADVTG OMNI ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	53,039.978	5.13

	Allianz NFJ Mid-Cap Value Fund
	Class A
b	Allianz NFJ Mid-Cap Value Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	57,795.891	11.57
b	Allianz NFJ Mid-Cap Value Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	35,674.151	7.14
	Allianz NFJ Mid-Cap Value Fund A	FIRST CLEARING, LLC WILLIAMS TTEES ROBERT LEE WILLIAMS 1740 LODGE ST RAPID CITY SD 57702-4342	33,400.238	6.68
	Allianz NFJ Mid-Cap Value Fund A	FIRST CLEARING LLC ROBERT LEE WILLIAMS TRUST JL SMITH & RL WILLLIAMS TTEES 1740 LODGE ST RAPID CITY SD 57702-4342	28,907.208	5.79
	Allianz NFJ Mid-Cap Value Fund A	FIRST CLEARING LLC JAMES R QUINN IRA FCC AS CUSTODIAN 13048 BOGUS JIM RD RAPID CITY SD 57702-9700	25,274.903	5.06
	Class C
b	Allianz NFJ Mid-Cap Value Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48,251.099	18.02
b	Allianz NFJ Mid-Cap Value Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	38,098.840	14.23
	Allianz NFJ Mid-Cap Value Fund C	Michael Baxter TTEE Palmyra Capital Advisors LLC Defined Benefit Pension dtd 12-01-02 11111 Santa Monica Blvd STE 1100 LOS ANGELES CA 90025-3345	15,758.755	5.89

	Class D
a,b	Allianz NFJ Mid-Cap Value Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9,730.776	48.03
	Allianz NFJ Mid-Cap Value Fund D	NFS LLC FEBO JULIE GAIL BLEWIS CUST JENNA NICOLE BLEWIS UTMA MD 208 STRATFORD RD BALTIMORE MD 21218-1147	2,881.052	14.22
	Allianz NFJ Mid-Cap Value Fund D	NFS LLC FEBO JULIE GAIL BLEWIS CUST BRIAN SCOTT BLEWIS UTMA MD 208 STRATFORD RD BALTIMORE MD 21218-1147	2,254.123	11.13
	Allianz NFJ Mid-Cap Value Fund D	Eugene W Tyson TTEE Irene J Tyson GRNDCHLDRN IRREV TR 2 DTD 12/30/1991 FBO SUB ACCT LINDSAY 3040 DICKENS LN MOUND MN 55364-8518	1,825.294	9.01
	Institutional Class
a,b	Allianz NFJ Mid-Cap Value Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUST ACCT EXCLUSIVE BENEFIT OF CUST 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	53,268.143	97.93
	Class P
a,b	Allianz NFJ Mid-Cap Value Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32,493.281	97.51

	Allianz NFJ Renaissance Fund
	Class A
b	Allianz NFJ Renaissance Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,573,515.603	12.85
	Allianz NFJ Renaissance Fund A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,976,306.198	7.10
b	Allianz NFJ Renaissance Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,863,991.955	6.70
	Administrative Class
a	Allianz NFJ Renaissance Fund Admin	ORCHARD TRUST CO LLC FBO EMPLOYEE BENEFITS CLIENTS C/O GREAT WEST 8515 E ORCHARD RD # 2T2 ENGLEWOOD CO 80111-5002	271,402.281	32.12
	Allianz NFJ Renaissance Fund Admin	AMERICAN UNTD LIFE INSUR CO GROUP RETIREMENT ANN SEP ACCT II SEP ACCTS ADMIN ONE AMERICAN SQ INDIANAPOLIS IN 46282-0020	186,869.921	22.11
	Allianz NFJ Renaissance Fund Admin	PATTERSON & CO OMNIBUS REINVEST 1525 W WT HARRIS BLVD CHARLOTTE NC 28288	118,205.764	13.99
	Allianz NFJ Renaissance Fund Admin	WILMINGTON TRUST COMP CUST FBO MEMORIAL HLTH SYS OF EAST TX 403B C/O MUTUAL FUNDS P O BOX 8880 WILMINGTON DE 19899-8880	48,357.523	5.72
b	Allianz NFJ Renaissance Fund Admin	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD NC 1151 CHAROLOTTE NC 28288-0001	45,229.255	5.35
	Class B
	Allianz NFJ Renaissance Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	876,468.829	6.65
b	Allianz NFJ Renaissance Fund B	OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	711,085.441	5.39
	Class C
b	Allianz NFJ Renaissance Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,226,490.789	15.69
b	Allianz NFJ Renaissance Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,828,454.341	8.89
b	Allianz NFJ Renaissance Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,344,793.229	6.54

	Class D
a,b	Allianz NFJ Renaissance Fund D	CHARLES SCHWAB & CO INC SPECIAL CUST ACCTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	401,090.283	52.52
	Institutional Class
a,b	Allianz NFJ Renaissance Fund Instl	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	428,345.404	37.65
a	Allianz NFJ Renaissance Fund Instl	Allianz Funds Multi-Strategy Trust on behalf of Allianz Global Inv Sol Core Allocation Fund 600 W BROADWAY SAN DIEGO CA 92101-3311	310,826.322	27.32
b	Allianz NFJ Renaissance Fund Instl	CHARLES SCHWAB & CO INC SPECL CUST ACCT FOR THE EXCL BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	230,794.283	20.29
	Class R
	Allianz NFJ Renaissance Fund R	Capital Bk & Tr CO Ttee fbo Alcan Rolled Products-Ravenswood LLC Salaried DCP 401K C/O PlanPremier/Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	132,157.177	9.82
b	Allianz NFJ Renaissance Fund R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	103,438.645	7.68
	Allianz NFJ Renaissance Fund R	Capital Bk & TR Co Ttee fbo PICIS Inc 401K PSP & Trust c/o PlanPremier/Fascorp 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	99,636.819	7.40
	Allianz NFJ Renaissance Fund R	LEONARD MILLER FBO MILLER ADVERTISING AGENCY INC PROFIT SHARING PLAN DTD11/29/93 71 FIFTH AVE NEW YORK NY 10003-3004	90,256.832	6.70
	Allianz NFJ Renaissance Fund R	Capital Bk & Tr Co Ttee fbo Alcan Rolled Prod-Ravenswood LLC Savings Plan for USW Rep Emplees 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	77,998.597	5.79

	Allianz NFJ Small-Cap Value Fund
	Class A
b	Allianz NFJ Small-Cap Value Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,449,708.774	10.24
	Allianz NFJ Small-Cap Value Fund A	State ST BK & TR CO FBO ADP DAILY VALUATION 401K PROD B FBO PLAN PARTIC 200 NEWPORT AVE EXT JQ7 NORTH QUINCY MA 02171-2102	8,829,244.855	9.56
	Administrative Class
a,b	Allianz NFJ Small-Cap Value Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	22,258,820.601	50.96
	Class B
b	Allianz NFJ Small-Cap Value Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	409,592.248	7.67
	Class C
b	Allianz NFJ Small-Cap Value Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,785,667.977	24.67
b	Allianz NFJ Small-Cap Value Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,560,761.564	8.05
b	Allianz NFJ Small-Cap Value Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,206,557.834	6.22
	Allianz NFJ Small-Cap Value Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	990,753.839	5.11
	Class D
a,b	Allianz NFJ Small-Cap Value Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,916,224.657	54.25
b	Allianz NFJ Small-Cap Value Fund D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	613,740.039	6.77

	Institutional Class
a,b	Allianz NFJ Small-Cap Value Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	32,243,504.994	34.91
b	Allianz NFJ Small-Cap Value Fund Instl	Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Our Customers 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,710,138.859	11.59
	Allianz NFJ Small-Cap Value Fund Instl	SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6,788,621.025	7.35
b	Allianz NFJ Small-Cap Value Fund Instl	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,983,455.499	6.48
	Class P
a,b	Allianz NFJ Small-Cap Value Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,402,904.930	80.04
	Allianz NFJ Small-Cap Value Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	546,586.380	18.21
	Class R
	Allianz NFJ Small-Cap Value Fund R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	860,883.505	16.36
	Allianz NFJ Small-Cap Value Fund R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	835,534.638	15.88
	Allianz NFJ Small-Cap Value Fund R	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	441,289.584	8.39
	Allianz NFJ Small-Cap Value Fund R	NFS LLC FEBO WINGS FINANCIAL FED CR UN TIM KEEGAN 14985 GLAZIER AVE APPLE VALLEY MN 55124-7484	264,697.674	5.03

	Allianz OCC Growth Fund
	Class A
b	Allianz OCC Growth Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	599,593.243	6.86
	Administrative Class
a,b	Allianz OCC Growth Fund Admin	CHARLES SCHWAB & CO SPECL CUST ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	412,636.380	90.83
	Allianz OCC Growth Fund Admin	MG TRUST COMPANY TTEE FBO CONFLUENCE TECHNOLOGIES 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	29,673.030	6.53
	Class B
b	Allianz OCC Growth Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	119,780.754	12.79
b	Allianz OCC Growth Fund B	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	81,687.778	8.72
	Class C
b	Allianz OCC Growth Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,535,000.116	14.86
b	Allianz OCC Growth Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,043,423.190	10.10
	Class D
a,b	Allianz OCC Growth Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	545,308.526	64.55
	Institutional Class
a,b	Allianz OCC Growth Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	703,282.227	29.67
	Allianz OCC Growth Fund Instl	STATE STREET BK & TRUST AS CUST FOR S DAKOTA HIGHER EDUC SAVINGS TRUST CORE EQUITY 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	208,837.627	8.81

b	Allianz OCC Growth Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	199,745.967	8.43
	Allianz OCC Growth Fund Instl	STATE STREET BANK & TRUST AS CUST FOR S DAKOTA HIGHER EDUC SAVINGS TRUST 5-8 YRS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	190,027.284	8.02
	Allianz OCC Growth Fund Instl	MAC & CO ATTN MUTUAL FUNDS OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	171,993.895	7.26
	Allianz OCC Growth Fund Instl	STATE STREET BANK & TRUST AS CUST S DAKOTA HIGHER EDUC SAVINGS TRUST 9-13 YRS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	171,921.611	7.25
b	Allianz OCC Growth Fund Instl	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	167,354.200	7.06
	Allianz OCC Growth Fund Instl	Anne T Albright Ttee 2001 A P Guggenhaim TR dtd 7/12/2002 fbo Jos M P Albright C/O Friedman & Huey Assoc LLP 1313 175TH St Homewood IL 60430-4606	160,204.258	6.76
	Class P
a	Allianz OCC Growth Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	209,380.311	53.94
a,b	Allianz OCC Growth Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	177,199.166	45.65
	Class R
a	Allianz OCC Growth Fund R	MERCER TRUST COMPANY TTEE FBO CULLIGAN RETIREMENT SAVINGSPLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	364,232.155	57.75
	Allianz OCC Growth Fund R	JP MORGAN CHASE BANK TTEE FBO ADP/ACCESS 401(K) PROGRAM 4 NEW YORK PLZ NEW YORK NY 10004-2413	99,727.620	15.81
b	Allianz OCC Growth Fund R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	93,042.669	14.75
	Allianz OCC Growth Fund R	LEONARD MILLER FBO MILLER ADVERTISING AGENCY INC PROFIT SHARING PLAN DTD11/29/93 71 FIFTH AVE NEW YORK NY 10003-3004	40,033.362	6.35

	Allianz OCC Opportunity Fund
	Class A
b	Allianz OCC Opportunity Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	242,199.767	7.12
	Administrative Class
a	Allianz OCC Opportunity Fund Admin	GPC SECURITIES INC AS AGENT FOR JPMORGAN CHASE BK FBO INSTANTWHIP COMPANIES PSRP PLAN PO BOX 105117 ATLANTA GA 30348-5117	15,692.889	58.29
a,b	Allianz OCC Opportunity Fund Admin	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	7,492.888	27.83
	Class C
b	Allianz OCC Opportunity Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	871,390.772	19.72
b	Allianz OCC Opportunity Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	344,524.293	7.80
	Class D
a,b	Allianz OCC Opportunity Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	40,123.720	43.14
	Allianz OCC Opportunity Fund D	NFS LLC FEBO CARLOS J ORTIZ LE BANCO POPULAR P/ADM U/A 03/15/1996 1403 LUCCHETTI APT 3B SANTURCE PR 00907-2104	13,688.213	14.72
	Allianz OCC Opportunity Fund D	NFS LLC FEBO LEON R PECK TTEE LEON PECK A CORP D 8500 WILSHIRE BLVD #815 BEVERLY HILLS CA 90211-3106	6,511.628	7.00

	Allianz OCC Opportunity Fund D	NFS LLC FEBO ARKADY TSIBEL ELENA LEONORA TSIBEL 468 LEMON STREET ARCADIA CA 91007-7944	5,581.395	6.00
	Institutional Class
a,b	Allianz OCC Opportunity Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUST ACCT FOR THE EXCLUSIVE BENEFIT OF CUST 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,932,684.641	42.47
b	Allianz OCC Opportunity Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	969,304.472	21.30
	Class P
a,b	Allianz OCC Opportunity Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	70,575.250	66.47
a	Allianz OCC Opportunity Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	34,998.786	32.96

	Allianz OCC Target Fund
	Class A
b	Allianz OCC Target Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,002,368.344	13.08
	Allianz OCC Target Fund A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	827,373.587	10.80
b	Allianz OCC Target Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	525,173.929	6.85
	Administrative Class
a	Allianz OCC Target Fund Admin	STATE STREET BANK & TRUST CO CUST MARY GNADT IRA 237 WALNUT ST ELMHURST IL 60126-2655	970.967	25.82
	Allianz OCC Target Fund Admin	MCB TRUST SERVICES CUSTODIAN FBO CRAIG J LUBITSKI CONSULTING 401K 700 17TH ST STE 100 DENVER CO 80202-3507	742.987	19.76
	Allianz OCC Target Fund Admin	STATE STREET BANK & TRUST CO CUST HARRY S BAUCOM IRA 432 SW DOLORES AVE PORT ST LUCIE FL 34983-1939	513.471	13.66
	Allianz OCC Target Fund Admin	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	336.664	8.95
	Allianz OCC Target Fund Admin	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	238.798	6.35
	Allianz OCC Target Fund Admin	CARYL HOWELL 11 HAYDEN AVE GREAT NECK NY 11024-2011	236.136	6.28
	Allianz OCC Target Fund Admin	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SE ROME GA 30161-4062	208.280	5.54
	Class C
b	Allianz OCC Target Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,178,022.578	17.43
b	Allianz OCC Target Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,563,778.261	8.58
	Class D
a,b	Allianz OCC Target Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	45,291.795	65.01
	Allianz OCC Target Fund D	MG TRUST COMPANY CUST FBO STILLWATER ISD 834 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	4,761.051	6.83
	Allianz OCC Target Fund D	STRAFE & CO FAO EDWIN & WILMA PARKER FAM FOUNDATION PO BOX 160 WESTERVILLE OH 43086-0160	3,705.728	5.32
	Institutional cLAss
a,b	Allianz OCC Target Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUST ACCT EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	294,273.087	92.82

b	Allianz OCC Target Fund Instl	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4000	21,682.587	6.84
	Class P
a,b	Allianz OCC Target Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	59,166.567	60.25
a	Allianz OCC Target Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	38,490.744	39.20

	Allianz RCM Disciplined International Equity Fund
	Class A
b	Allianz RCM Disciplined International Equity Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	74,106.905	6.55
b	Allianz RCM Disciplined International Equity Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	73,451.198	6.49
	Administrative Class
	Allianz RCM Disciplined International Equity Fund Admin	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	1,616.161	15.00
	Allianz RCM Disciplined International Equity Fund Admin	JAMES J ARSENAULT PATRICIA M ARSENAULT JT WROS 377 CHARLES ST E WILLISTON NY 11596-2521	1,373.808	12.75
	Allianz RCM Disciplined International Equity Fund Admin	STATE STREET BANK & TRUST CO CUST IRA MARY GNADT 237 WALNUT ST ELMHURST IL 60126-2655	1,342.928	12.46
	Allianz RCM Disciplined International Equity Fund Admin	THE RICHARD J WILLIAMS FAMILY LIMITED PARTNERSHIP 3425 7 LKS W WEST END NC 27376-9316	1,271.155	11.79
	Allianz RCM Disciplined International Equity Fund Admin	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	1,165.863	10.82
b	Allianz RCM Disciplined International Equity Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,041.206	9.66
	Allianz RCM Disciplined International Equity Fund Admin	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SE ROME GA 30161-4062	991.154	9.20
	Allianz RCM Disciplined International Equity Fund Admin	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 4723 SHADOW BND DUNWOODY GA 30338-4927	790.892	7.34
	Allianz RCM Disciplined International Equity Fund Admin	MARK GREENBERG 1646 N CALIFORNIA BLVD STE 315 WALNUT CREEK CA 94596-4171	618.291	5.74
	Class B
b	Allianz RCM Disciplined International Equity Fund B	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	38,320.382	7.54
b	Allianz RCM Disciplined International Equity Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30,633.277	6.03
b	Allianz RCM Disciplined International Equity Fund B	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	28,289.069	5.57

	Class C
b	Allianz RCM Disciplined International Equity Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	346,208.736	18.27
b	Allianz RCM Disciplined International Equity Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	174,175.472	9.19
b	Allianz RCM Disciplined International Equity Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	164,256.405	8.67
	Class D
	Allianz RCM Disciplined International Equity Fund D	CHARLES T FRENCH CATHERINE L FRENCH JT WROS 3273 LENAPE DR DRESHER PA 19025-1824	16,915.898	19.44
b	Allianz RCM Disciplined International Equity Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,128.153	16.24
	Allianz RCM Disciplined International Equity Fund D	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	11,872.411	13.65
	Allianz RCM Disciplined International Equity Fund D	NFS LLC FEBO JOEL VAN DUSEN JOEL VAN DUSEN BANK OF AMERICA TOWER ONE BRYANT PARK, 19TH FLOOR NEW YORK NY 10036-6715	9,998.496	11.49
	Allianz RCM Disciplined International Equity Fund D	JAMES J GOMBAS & JULIE THERESE GOMBAS JT WROS 1453 AMBLESIDE CIR NAPERVILLE IL 60540-0317	8,373.330	9.62
	Institutional Class
a	Allianz RCM Disciplined International Equity Fund Instl	NORTHERN TRUST CO AS CUST FBO UBS FINANCIAL SERVICES INC MASTER INVESTMENT TRUST DV PO BOX 92994 CHICAGO IL 60675-0001	369,839.374	68.18
	Allianz RCM Disciplined International Equity Fund Instl	CENTRAL CA IBEW-NECA PENSION TRUST FUND LOCAL #413 100 THOMAS RD BUELLTON CA 93427-9668	76,412.287	14.09
	Allianz RCM Disciplined International Equity Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	65,290.301	12.04

	Allianz RCM Global Resources Fund
	Class C
b	Allianz RCM Global Resources Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	75,245.778	11.23
	Class D
a,b	Allianz RCM Global Resources Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	150,590.224	52.33
b	Allianz RCM Global Resources Fund D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	19,899.799	6.91
	Institutional Class
a	Allianz RCM Global Resources Fund Instl	ALLIANZ FUNDS MULTI-STRATEGY TR BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND 600 W BROADWAY SAN DIEGO CA 92101-3311	268,170.668	37.78
a	Allianz RCM Global Resources Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	242,845.838	34.21
	Allianz RCM Global Resources Fund Instl	State Street Bank & Trust Co Cust S Dakota Higher Education TR (Allianz RCM Global Resources) 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	82,220.300	11.58
	Allianz RCM Global Resources Fund Instl	FOLIOFN INVESTMENTS INC 8000 TOWERS CRESCENT DR VIENNA VA 22182-6207	54,312.481	7.65
	Class P
a,b	Allianz RCM Global Resources Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32,885.196	94.26

	Allianz RCM Global Small-Cap Fund
	Class C
b	Allianz RCM Global Small-Cap Fund C	MLPF&S FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	73,685.218	10.39
b	Allianz RCM Global Small-Cap Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	37,195.613	5.25
	Class D
a,b	Allianz RCM Global Small-Cap Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	527,635.828	59.13
b	Allianz RCM Global Small-Cap Fund D	NATIONAL FINANCIAL SERVICES CORP EXCLUSIVE BENEFIT OF CUST 200 LIBERTY STREET ONE WORLD FINANCIAL CTR NY, NY 10281-1003	174,722.236	19.58
	Institutional Class
a	Allianz RCM Global Small-Cap Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	296,659.097	45.89
a	Allianz RCM Global Small-Cap Fund Instl	NORTHERN TRUST CO AS CUST FBO UBS FINANCIAL SERVICES INC MASTER INVESTMENT TRUST DV PO BOX 92994 CHICAGO IL 60675-0001	237,879.607	36.80
b	Allianz RCM Global Small-Cap Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	42,958.912	6.65
	Class P
a,b	Allianz RCM Global Small-Cap Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	40,471.501	91.48
	Allianz RCM Global Small-Cap Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	3,375.945	7.63

	Allianz RCM Large-Cap Growth Fund
	Class A
a	Allianz RCM Large-Cap Growth Fund A	NEW YORK LIFE INSURANCE CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	2,020,436.994	50.78
b	Allianz RCM Large-Cap Growth Fund A	PRUDENTIAL INVESTMENT MGTS SERVICE (FBO) MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 100 MULBERRY ST NEWARK NJ 07102-4056	870,025.702	21.87
	Administrative Class
a	Allianz RCM Large-Cap Growth Fund Admin	MERCER TRUST CO TTEE FBO HEALTH NET INC 401K SAVINGS PLAN ATTN DC PLAN ADMIN TEAM 1 INVESTORS WAY NORWOOD MA 02062-1599	1,098,847.189	59.85
	Allianz RCM Large-Cap Growth Fund Admin	MERCER TRUST CO TTEE FBO PIER 1 ASSOCIATES 401K PLAN ATTN DC PLAN ADMIN TEAM ONE INVESTORS WAY NORWOOD MA 02062-1599	435,718.336	23.73
b	Allianz RCM Large-Cap Growth Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	189,862.497	10.34
	Class B
	Allianz RCM Large-Cap Growth Fund B	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	44,045.544	8.40
b	Allianz RCM Large-Cap Growth Fund B	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	27,400.943	5.23
	Class C
b	Allianz RCM Large-Cap Growth Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	135,193.637	19.09

b	Allianz RCM Large-Cap Growth Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	113,156.004	15.98
	Allianz RCM Large-Cap Growth Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	40,090.372	5.66
	Class D
a,b	Allianz RCM Large-Cap Growth Fund D	PRUDENTIAL INVESTMENT MGTS SERVICE (FBO) MUTUAL FUND CLIENTS 100 MULBERRY STREET NEWARK NJ 07102-4056	665,275.152	32.72
a,b	Allianz RCM Large-Cap Growth Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	633,216.860	31.15
b	Allianz RCM Large-Cap Growth Fund D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NY, NY 10281-1003	435,836.632	21.44
	Institutional Class
	Allianz RCM Large-Cap Growth Fund Instl	PIMS/PRUDENTIAL RETIREMENT AS NOM FOR TTEE/CUST PL 720 Union Bank 401(K) Plan 400 CALIFORNIA ST FL 10 SAN FRANCISCO CA 94104-1318	4,956,473.373	20.73
	Allianz RCM Large-Cap Growth Fund Instl	MERCER TRUST COMPANY TTEE FBO NORDSTROM INC DCPA TEAM 650256 MAILSTOP C-4-D 1 INVESTORS WAY NORWOOD MA 02062-1599	4,421,663.014	18.49
	Allianz RCM Large-Cap Growth Fund Instl	THE NORTHERN TRUST CO AS TTEE FBO NORTEL NETWORKS 401K TRUST - D1 PO BOX 92994 CHICAGO IL 60675-0001	4,238,289.109	17.73
b	Allianz RCM Large-Cap Growth Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,164,770.594	9.05
b	Allianz RCM Large-Cap Growth Fund Instl	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,559,759.276	6.52
	Class P
a	Allianz RCM Large-Cap Growth Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	171,112.440	77.58
b	Allianz RCM Large-Cap Growth Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,733.229	14.39
	Allianz RCM Large-Cap Growth Fund P	RBC CAPITAL MARKETS CORP FBO AMER COLLEGE OF RADIATION ONCO LONG TERM EQUITY ACCT 5272 RIVER RD BETHESDA MD 20816-1405	15,003.762	6.80
	Class R
	Allianz RCM Large-Cap Growth Fund R	COUNSEL TRUST FBO ETNYRE INTL LTD PROFIT SHARING & RETIREMENT SAVINGS 1251 WATERFRONT PL PITTSBURGH PA 15222-4227	375,099.853	98.24

	Allianz RCM Mid-Cap Fund
	Administrative Class
a	Allianz RCM Mid-Cap Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	5,428.345	100.00
	Class C
	Allianz RCM Mid-Cap Fund C	RICHARD ROSETTI & JOAN ROSETTI JT TEN 20 E COBBLE HILL RD LOUDONVILLE NY 12211-1310	204,915.694	16.54
b	Allianz RCM Mid-Cap Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	141,634.713	11.43
b	Allianz RCM Mid-Cap Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	90,595.047	7.31
	Institutional Class
a	Allianz RCM Mid-Cap Fund Instl	ABBOTT LABS ANNUITY RETIREMENT TR FUND ATTN WILLIAM H S PREECE JR 1 ABBOTT PARK RD D310, AP6D/2 ABBOTT PARK IL 60064	7,444,882.880	42.09
	Allianz RCM Mid-Cap Fund Instl	UBATCO & CO C/O UNION BANK & TRUST ATTN TRUST OPERATIONS PO BOX 82535 LINCOLN NE 68501-2535	3,275,136.287	18.52

	Allianz RCM Mid-Cap Fund Instl	WASHINGTON MEAT INDUSTRY UFCW LOCAL 44 ATTN MICHAEL P HATFIELD PO BOX 547 MT VERNON WA 98273-0547	1,971,809.132	11.15
	Allianz RCM Mid-Cap Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,286,726.030	7.28
	Allianz RCM Mid-Cap Fund Instl	NORTHERN TRUST CO AS CUSTODIAN FBO UBS FINANCIAL SERVICES INC MASTER INVESTMENT TR DV PO BOX 92994 CHICAGO IL 60675-0001	1,236,514.531	6.99
	Class R
a,b	Allianz RCM Mid-Cap Fund R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,456.350	42.47
a	Allianz RCM Mid-Cap Fund R	Charles M Wisniewski/Linda A Bento FBO Teddys Transportation Systems 401 K PROFIT SHARING PLAN & TR 18 ROWAN ST NORWALK CT 06855-1926	10,659.080	29.29
	Allianz RCM Mid-Cap Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	6,705.488	18.43

	Allianz RCM Strategic Growth Fund
	Class A
b	Allianz RCM Strategic Growth Fund A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	39,855.184	18.93
b	Allianz RCM Strategic Growth Fund A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	16,618.227	7.89
	Administrative Class
a	Allianz RCM Strategic Growth Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	686.060	100.00
	Class C
b	Allianz RCM Strategic Growth Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,747.302	7.72
b	Allianz RCM Strategic Growth Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6,565.358	7.51
	Allianz RCM Strategic Growth Fund C	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO ROBERT B MURRAY 393 KNOLL DR FAIRFIELD CA 94534-3106	5,939.124	6.79
	Class D
a,b	Allianz RCM Strategic Growth Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	50,127.144	75.92
	Institutional Class
a	Allianz RCM Strategic Growth Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	205,794.659	100.00
	Class P
a,b	Allianz RCM Strategic Growth Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,413.509	92.80
	Allianz RCM Strategic Growth Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	652.742	7.20

	Allianz RCM Technology Fund
	Class A
	Allianz RCM Technology Fund A	JOHN HANCOCK LIFE INSURANCE CO USA RPS SEG FUNDS & ACCOUNTING ET-7 601 CONGRESS ST BOSTON MA 02210-2804	2,227,788.926	21.76

b	Allianz RCM Technology Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	985,282.002	9.62
	Administrative Class
a	Allianz RCM Technology Fund Admin	STATE STREET BANK & TRUST AS TRUSTEE FBO ADVENTIST HEALTHCARE RETIREMENT PLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	730,084.961	70.16
b	Allianz RCM Technology Fund Admin	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	205,442.625	19.74
	Allianz RCM Technology Fund Admin	ICMA-RC SERVICES LLC ATTN VICTOR EDGAR 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	66,399.513	6.38
	Class B
b	Allianz RCM Technology Fund B	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	52,343.345	8.72
b	Allianz RCM Technology Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33,422.336	5.57
	Class C
b	Allianz RCM Technology Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	442,658.352	12.36
b	Allianz RCM Technology Fund C	CITIGROUP GLOBAL MARKETS, INC 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	424,897.205	11.86
b	Allianz RCM Technology Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	211,068.934	5.89
	Class D
a,b	Allianz RCM Technology Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,237,049.773	46.61
b	Allianz RCM Technology Fund D	NATIONAL FINANCIAL SERVICES CORP EXCLUSIVE BENEFIT OF CUST 200 LIBERTY STREET ONE WORLD FINANCIAL CTR NY, NY 10281-1003	947,494.403	19.74
	Allianz RCM Technology Fund D	THE VANGUARD FIDUCIARY TRUST DRESDNER RCM GLOBAL TECH FUND ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	489,608.350	10.20
	Institutional Class
	Allianz RCM Technology Fund Instl	State Street Bank & Trust Co TTEE fbo Sun Microsystems Inc Tax Deferred RetirementSvings Pln 401 (K) Plan 105 Rosemont Rd Westwood MA 02090-2318	1,819,528.377	15.38
b	Allianz RCM Technology Fund Instl	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	1,687,581.559	14.27
	Allianz RCM Technology Fund Instl	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,592,462.534	13.46
	Allianz RCM Technology Fund Instl	NORTHERN TRUST CO TTEE FBO HARRIS CORP MASTER TRUST PLAN - DV PO BOX 92994 CHICAGO IL 60675-0001	1,187,626.423	10.04
	Allianz RCM Technology Fund Instl	STATE STREET BK & TRUST AS TTEE FOR SO CALIFORNIA EDISON CO STK SAVINGS PLUS PLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	1,049,878.685	8.88
b	Allianz RCM Technology Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	916,240.945	7.75
	Allianz RCM Technology Fund Instl	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO NATIONAL GRID USA 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	822,325.588	6.95
	Class P
a,b	Allianz RCM Technology Fund P	MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	57,939.147	53.83
a,b	Allianz RCM Technology Fund P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	32,835.697	30.51
	Allianz RCM Technology Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	16,141.115	15.00

	Allianz RCM Wellness Fund
	Class A
	Allianz RCM Wellness Fund A	CATHY LYNN SPRINGER REV LIV TRUST DTD 3/31/04 2244 SHEFFIELD ST KINGSPORT TN 37660-4724	46,005.181	7.60
	Class B
b	Allianz RCM Wellness Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32,524.095	11.65
	Class C
a,b	Allianz RCM Wellness Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	107,853.626	26.83
b	Allianz RCM Wellness Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	24,478.335	6.09
	Allianz RCM Wellness Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	21,885.573	5.44
	Class D
a,b	Allianz RCM Wellness Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,144,654.012	46.14
b	Allianz RCM Wellness Fund D	NATIONAL FINANCIAL SERVICES FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	995,652.358	21.42
b	Allianz RCM Wellness Fund D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	305,014.328	6.56

APPENDIX C

ALLIANZ FUNDS (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Revision History

Allianz Funds

Proxy Voting Policy

Log of Changes Since October 2004 Compliance Date of Rule 38a-1

•	October 4, 2006

•	September 17, 2008

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B

Cadence Capital Management LLC (“Cadence”)

Description of Proxy Voting Policy and Procedures

Cadence typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, Cadence’s primary objective is to make voting decisions solely in the best interests of its clients. Cadence will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Cadence has adopted the written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) of its proxy voting service, Risk Metrics Group (“RMG”), as they are amended by RMG from time to time. The Proxy Guidelines reflect Cadence’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, each Company generally votes against proposals to require a supermajority shareholder vote and against proposals that expressly permit the repricing of stock options without prior shareholder approval. Some matters will require a case-by-case analysis. Cadence may from time to time instruct RMG to vote in a manner that is inconsistent with the RMG Proxy Guidelines if Cadence believes that doing so is in the best interest of the relevant client(s) or consistent with the client’s wishes.

Cadence may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. Cadence may refrain from voting a proxy on behalf of its clients’ accounts after an analysis of the relative costs and benefits or due to logistical considerations that may have a detrimental effect on Cadence’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Cadence advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. Cadence will request that clients notify Cadence in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, Cadence will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, Cadence will use reasonable efforts to request the client recall the loaned securities for voting if Cadence has knowledge that the proxy involves a material event (as determined by Cadence) effecting the loaned securities in time to recall and vote loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of Cadence and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Conflicts of Interest. Cadence may have conflicts of interest that can affect how it votes its clients’ proxies. For example, Cadence or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which Cadence votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, Cadence’s proxy voting committee will be responsible for determining how the Company resolves such material conflicts of interest with its clients.

NFJ Investment Group (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

NFJ advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a material event (as determined by NFJ) effecting the loaned securities in time to recall and vote the loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may advise a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

NACM advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NACM will request that clients notify NACM in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NACM will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NACM will use reasonable efforts to request the client recall the loaned securities for voting if NACM has knowledge that the proxy involves a material event (as determined by NACM) effecting the loaned securities in time to recall and vote the loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of NACM and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

Oppenheimer Capital LLC (“OpCap”)

Description of Proxy Voting Policy and Procedures

OpCap typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, OpCap has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, OpCap’s primary objective is to make voting decisions solely in the best economic interests of its clients. OpCap will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

OpCap has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect its general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, OpCap generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

OpCap has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in OpCap’s handling of proxy voting responsibilities.

OpCap’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. OpCap may have conflicts of interest that can affect how it votes its client’s proxies. For example, OpCap may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between OpCap and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

The Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and OpCap’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. The Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, OpCap may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, OpCap may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, OpCap may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, OpCap may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on its ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions, or (vii) shares subject to share blocking restrictions. Such proxies are voted on a best-efforts basis.

OpCap advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. OpCap will request that clients notify OpCap in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, OpCap will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, OpCap will use reasonable efforts to request that the client recall the loaned securities for voting if OpCap has knowledge that the proxy involves a Material Event (as determined by OpCap) effecting the loaned securities in time to recall and vote the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

RCM Capital Management LLC (“RCM”)

Description of Proxy Voting Policy and Procedures

In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.

Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.

RCM reviews the proxy statement, third-party proxy research provided by Institutional Shareholder Services (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. If the Proxy Guidelines do not address a particular voting issue, RCM’s Proxy Specialist will consult the analyst who covers the security or the Proxy Committee to determine how to vote the proxy. The Proxy Committee meets annually to review the Proxy Guidelines and determine whether any revisions are appropriate.

RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, or 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the potential negative effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. For voting issues that may have a significant impact on the investment, and if RCM believes the client account holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. RCM believes that these circumstances will be rare.

Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed.

APPENDIX D

PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

(As of March 14, 2007)

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the

D-1

Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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PART C: OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, Section 1, of the Registrant’s Fifth Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Item 16. Exhibits

(1)	Fifth Amended and Restated Agreement and Declaration of Trust, dated as of July 16, 2007 (36).

(2)	Fifth Amended and Restated Bylaws, dated March 9, 2006 (28).

(3)	Voting trust agreements affecting more than 5% of any class of equity securities – None.

(4)	Agreementand Plan of Reorganization – Filed as Appendix A to Part A hereof.

(5)	(a)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Fifth Amended and Restated Agreement and Declaration of Trust (36).

	(b)	Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Fifth Amended and Restated Bylaws (28).

(6)	(a)	(i)	Form of Amended and Restated Investment Advisory Agreement dated as of May 5, 2000 (4).

		(ii)	Addendum to Investment Advisory Agreement to add the NFJ International Value Fund (25).

		(iii)	Form of Addendum to Investment Advisory Agreement to decrease the advisory fee rate with respect to PIMCO Growth & Income Fund (f/k/a PIMCO Mid-Cap Equity Fund) and to add the PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds (4).

		(iv)	Form of Addendum to Investment Advisory Agreement to add the Select Value Fund (8).

		(v)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund (9).

		(vi)	Form of addendum to Investment Advisory Agreement to add the PIMCO NACM Core Equity Fund, PIMCO NACM Global Fund, PIMCO NACM Growth Fund, PIMCO NACM International Fund, PIMCO NACM Flex-Cap Value Fund, PIMCO NACM Pacific Rim Fund and PIMCO NACM Value Fund (10).

		(vii)	Form of Novation of Amended and Restated Investment Advisory Agreement, dated September 30, 2002, naming PIMCO Funds Advisors LLC as Adviser to the Trust (12).

		(viii)	Form of Addendum to Investment Advisory Agreement to add the Multi-Discipline Portfolio (17).

		(ix)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Europe Fund (19).

	(x)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Global Resources Fund and PIMCO RCM Global Financial Services Fund (22).

	(xi)	Form of Addendum to Investment Advisory Agreement to add the PIMCO NACM International Core Fund (21).

	(xii)	Addendum to Investment Advisory Agreement to add the Allianz OCC Core Equity Fund (25).

	(xiii)	Form of Addendum to Investment Advisory Agreement to add the Allianz RCM Small-Cap Growth Fund (27).

	(xiv)	Form of Addendum to Investment Advisory Agreement to add the Allianz RCM Strategic Growth Fund (28).

	(xv)	Form of Addendum to Investment Advisory Agreement to add the Allianz NACM Emerging Markets Opportunities, Allianz NFJ Mid-Cap Value and Allianz OCC International Equity Funds (29).

	(xvi)	Form of Addendum to Investment Advisory Agreement to add the Allianz NACM Income & Growth Fund (33).

	(xvii)	Form of Addendum to Investment Advisory Agreement to add the Allianz NACM Mid-Cap Growth Fund (35).

	(xviii)	Form of Addendum to Investment Advisory Agreement to add the Allianz OCC Small-Cap Value Fund (37).

(b)	(i)	Form of Portfolio Management Agreement with NFJ Investment Group (4).

	(ii)	Form of Portfolio Management Agreement with Cadence Capital Management (4).

	(iii)	Portfolio Management Agreement with Parametric Portfolio Associates (8).

	(iv)	Form of Portfolio Management Agreement with PIMCO/Allianz Investment Advisors LLC (5).

	(v)	Form of Portfolio Management Agreement with Dresdner RCM Global Investors LLC (9).

	(vi)	Form of Portfolio Management Agreement with Nicholas-Applegate Capital Management (10).

	(vii)	Form of Portfolio Management Agreement with Pacific Investment Management Company LLC (17).

	(viii)	Portfolio Management Agreement with PIMCO Equity Advisors LLC (23).

	(ix)	Portfolio Management Agreement with Oppenheimer Capital LLC (25).

	(x)	Form of Novation of Portfolio Management Agreement with NFJ Investment Group (12).

	(xi)	Form of Novation of Portfolio Management Agreement with Cadence Capital Management (12).

	(xii)	Form of Novation of Portfolio Management Agreement with Parametric Portfolio Associates (12).

	(xiii)	Form of Novation of Portfolio Management Agreement with PIMCO Equity Advisors (12).

	(xiv)	Form of Novation of Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (12).

(xv)	Form of Novation of Portfolio Management Agreement with Nicholas-Applegate Capital Management (12).

(xvi)	Form of Addendum to Portfolio Management Agreement with PIMCO Equity Advisors (17).

(xvii)	Form of Addendum to Portfolio Management Agreement with NFJ Investment Group (17).

(xviii)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (17).

(xix)	Form of Addendum to Portfolio Management Agreement with Nicholas Applegate Capital Management (17).

(xx)	Form of Portfolio Management Agreement with Parametric Portfolio Associates (17).

(xxi)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (19).

(xxii)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (20).

(xxiii)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management (21).

(xxiv)	Addendum to Portfolio Management Agreement with NFJ Investment Group to add the NFJ International Value Fund (25).

(xxv)	Form of Addendum to Portfolio Management Agreement with RCM Capital Management LLC to add the Allianz RCM Small-Cap Growth Fund (27).

(xxvi)	Form of Addendum to Portfolio Management Agreement with RCM Capital Management LLC to add the Allianz RCM Strategic Growth Fund (28).

(xxvii)	Form of Addendum to Portfolio Management Agreement with Oppenheimer Capital LLC to add the Allianz OCC International Equity Fund (29).

(xxviii)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management LLC to add the Allianz NACM Emerging Markets Opportunities Fund (30).

(xxix)	Form of Addendum to Portfolio Management Agreement with NFJ Investment Group to add the Allianz NFJ Mid-Cap Value Fund (31).

(xxx)	Form of Novation of Portfolio Management Agreement between Allianz Global Investors Fund Management LLC, PEA Capital LLC and Oppenheimer Capital LLC (32).

(xxxi)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management LLC to add the Allianz NACM Income & Growth Fund (33).

(xxxii)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management LLC to add the Allianz NACM Mid-Cap Growth Fund (35).

(xxxiii)	Form of Addendum to Portfolio Management Agreement with Oppenheimer Capital LLC to add the Allianz OCC Small-Cap Value Fund (37).

		(xxxiv)	Addendum to Portfolio Management Agreement with NFJ Investment Group to add the Allianz Global Investors Value Fund (39).

		(xxxv)	Addendum to Portfolio Management Agreement with NFJ Investment Group to add the Allianz Global Investors Value Fund (40).

(7)	(a)	Form of Amended and Restated Distribution Contract (13).

	(b)	Supplement to Distribution Contract to add the PIMCO Large-Cap Value, PIMCO International Value, PIMCO Balanced Value, PIMCO Core Equity, PIMCO Small-Cap Value, PIMCO Disciplined Value and PIMCO Mid-Cap Value Funds (15).

	(c)	Form of Supplement to Distribution Contract to add PIMCO Multi-Discipline Portfolio (17).

	(d)	Form of Supplement to Distribution Contract to add PIMCO RCM Europe Fund (19).

	(e)	Supplement to Distribution Contract to add PIMCO RCM Global Resources Fund and PIMCO RCM Global Financial Services Fund (22).

	(f)	Form of Supplement to Distribution Contract to add PIMCO NACM International Core Fund (21).

	(g)	Supplement to Distribution Contract to add OCC Core Equity and NFJ International Value Funds (25).

	(h)	Form of Dealer Agreement (6).

	(i)	Form of Supplement to Distribution Contract to add the Allianz RCM Small-Cap Growth Fund (27).

	(j)	Form of Supplement to Distribution Contract to add the Allianz RCM Strategic Growth Fund (28).

	(k)	Form of Supplement to Distribution Contract to add the Allianz NACM Emerging Markets Opportunities, Allianz NFJ Mid-Cap Value and Allianz OCC International Equity Funds (29).

	(l)	Form of Supplement to the Distribution Contract to add the Allianz NACM Income & Growth Fund (33).

	(m)	Form of Supplement to Distribution Contract to add the Allianz NACM Mid-Cap Growth Fund (35).

	(n)	Form of Supplement to Distribution Contract to add the Allianz OCC Small-Cap Value Fund (37).

	(o)	Form of Amended and Restated Distribution Contract (38).

(8)		Bonus, profit-sharing or pension plans – None.

(9)	(a)	Form of Custody and Investment Accounting Agreement dated January 1, 2000 with State Street Bank & Trust Company (4).

	(b)	Form of Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company (8).

(10)	(a)	Form of Distribution and Servicing Plan (Class A) (2).

	(b)	Form of Distribution and Servicing Plan (Class B) (2).

	(c)	Form of Distribution and Servicing Plan (Class C) (2).

	(d)	Form of Distribution Plan for Administrative Class Shares (2).

	(e)	Amended and Restated Distribution Plan for Administrative Class Shares (24).

	(f)	Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit (13)(a)(xix).

	(g)	Form of Distribution and Servicing Plan for Class R shares (14).

	(h)	Eighth Amended and Restated Multi-Class Plan dated December 4, 2008 (40).

(11)		Opinion and Consent of Counsel as to legality of securities being registered – Filed herewith.

(12)		Opinion and Consent of Counsel as to tax matters – To be filed by post-effective amendment.

(13)	(a)	Administration Agreements

		(i)	Form of Amended and Restated Administration Agreement between the Trust and PIMCO Advisors L.P. (4).

		(ii)	Revised Schedule to Administrative Agreement (Exhibit A) as of December 6, 2001 (9).

		(iii)	Revised Schedule to Administrative Agreement (Exhibit A) as of June, 2002 (10).

		(iv)	Form of Revised Schedule to Administrative Agreement (Exhibit A) as of December, 2002 (13).

		(v)	Form of Revised Schedule to Administrative Agreement (Exhibit A) as of December, 2003 (18).

		(vi)	Amended and Restated Administration Agreement between the Trust and PIMCO Advisors Fund Management LLC dated March 7, 2003 (16).

		(vii)	Updated Schedule to Administration Agreement (17).

		(viii)	Form of Updated Schedule to Administration Agreement (19).

		(ix)	Form of Updated Schedule to Administration Agreement (21).

		(x)	Updated Schedule to Administration Agreement (22).

		(xi)	Form of Administration Agreement between the Trust and PIMCO Funds Advisors LLC (12).

		(xii)	Amended and Restated Administration Agreement (25).

		(xiii)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of January 2006 (27).

		(xiv)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of April 1, 2006 (28).

		(xv)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) (29).

		(xvi)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of February 28, 2007 (34).

		(xvii)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of June 27, 2007 (35).

		(xviii)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of October 23, 2007 (37).

		(xix)	Form of Amended and Restated Administration Agreement between the Trust and Allianz Global Investors Fund Management LLC (38).

		(xx)	Revised Schedule to Administration Agreement, dated September 17, 2009 (41).

		(xxi)	Revised Schedule to Administration Agreement, dated October 29, 2009 (41).

		(xxii)	Form of Sub-Administration Agreement between Allianz Global Investors Fund Management LLC and State Street Bank & Trust Company (26).

	(b)	Agency Agreements

		(i)	Form of Agency Agreement and Addenda (1).

		(ii)	Form of Addendum to Agency Agreement (2).

		(iii)	Form of Assignment of Agency Agreement (2).

		(iv)	Form of Addendum to Agency Agreement (3).

	(c)	Transfer Agency and Services Agreements

		(i)	Form of Transfer Agency and Services Agreement with National Financial Data Services (7).

		(ii)	Form of Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. dated November 9, 1998, as amended July 20, 1999 (4).

(a) Amendment Number Two to the Transfer Agency and Series Agreement with First Data Investor Services Group, Inc. (8).

		(iii)	Form of Transfer Agency and Services Agreement with State Street Bank and Trust Company, including Form of Novation and Amendment of Transfer Agency Agreement (9).

		(iv)	Form of Revised Schedule to Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (38).

		(v)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 3, 2008 (34).

	(d)	Form of Service Plan for Institutional Services Shares (3).

	(e)	Form of Administrative Services Plan for Administrative Class Shares (2).

	(f)	Amended and Restated Administrative Services Plan for Administrative Class Shares (24).

	(g)	Form of Securities Lending Authorization Agreement with State Street Bank and Trust Company (11).

	(h)	Securities Lending Agency Agreement with Dresdner Bank AG (25).

(14)		Consent of PricewaterhouseCoopers LLP – Filed herewith.

(15)		Financial Statements omitted pursuant to Item 14(a)(1) – None.

(16)		Powers of Attorney – Filed herewith.

(17)	(a)	Form of Proxy Card – Filed herewith.

	(b)	Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of Nicholas-Applegate Institutional Funds, as supplemented – Filed herewith.

	(c)	Prospectus dated August 1, 2009 for Class R Shares of Nicholas-Applegate Institutional Funds, as supplemented – Filed herewith.

	(d)	Statement of Additional Information of Allianz Funds dated November 1, 2009 – filed herewith as part of Part B.

	(e)	Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009 – Filed herewith.

	(f)	Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009 – Filed herewith.

	(g)	Annual Report for Allianz Funds Domestic Stock Funds for the year ended June 30, 2009 – Filed herewith.

	(h)	Annual Report for Allianz Funds International/Sector Stock Funds for the year ended June 30, 2009 – Filed herewith.

	(i)	Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the six months ended September 30, 2009 – Filed herewith.

	(j)	Semi-Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds for the six months ended September 30, 2009 – Filed herewith.

1.	Incorporated by reference from Post-Effective Amendment No. 22 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.
2.	Incorporated by reference from Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 13, 1997.
3.	Incorporated by reference from Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1997.
4.	Incorporated by reference from Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 17, 2000.
5.	Incorporated by reference from Post-Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2000.
6.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-54506), as filed on January 29, 2001.
7.	Incorporated by reference from Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 6, 2001.
8.	Incorporated by reference from Post-Effective Amendment No. 59 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 31, 2001.
9.	Incorporated by reference from Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 28, 2001.
10.	Incorporated by reference from Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 19, 2002.
11.	Incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 29, 2002.
12.	Incorporated by reference from Post-Effective Amendment No. 74 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2002.

13.	Incorporated by reference from Post-Effective Amendment No. 81 under the Investment Company Act to the Trust’s Registration Statement on Form N-1A (File No. 811-6161), as filed on December 16, 2002.
14.	Incorporated by reference from Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 30, 2002.
15.	Incorporated by reference from Post-Effective Amendment No. 79 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2003.
16.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-106248), as filed on June 18, 2003.
17.	Incorporated by reference from Post-Effective Amendment No. 83 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 28, 2003.
18.	Incorporated by reference from Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 15, 2003.
19.	Incorporated by reference from Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 16, 2004.
20.	Incorporated by reference from Post-Effective Amendment No. 88 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 16, 2004.
21.	Incorporated by reference from Post-Effective Amendment No. 89 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 16, 2004.
22.	Incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on September 1, 2004.
23.	Incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 1, 2004.
24.	Incorporated by reference from Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 14, 2005.
25.	Incorporated by reference from Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2005.
26.	Incorporated by reference from Post-Effective Amendment No. 105 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 1, 2005.
27.	Incorporated by reference from Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 30, 2005.
28.	Incorporated by reference from Post-Effective Amendment No. 114 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on March 31, 2006.
29.	Incorporated by reference from Post-Effective Amendment No. 120 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 30, 2006.
30.	Incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 7, 2006.
31.	Incorporated by reference from Post-Effective Amendment No. 122 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 21, 2006.
32.	Incorporated by reference from Post-Effective Amendment No. 124 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 1, 2006.
33.	Incorporated by reference from Post-Effective Amendment No. 125 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 13, 2006.
34.	Incorporated by reference from Post-Effective Amendment No. 126 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on February 26, 2007.
35.	Incorporated by reference from Post-Effective Amendment No. 128 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 27, 2007.
36.	Incorporated by reference from Post-Effective Amendment No. 129 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 9, 2007.
37.	Incorporated by reference from Post-Effective Amendment No. 131 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 23, 2007.
38.	Incorporated by reference from Post-Effective Amendment No. 134 to the Trust’s Registration Statement on Form N-1A (File No. 33.36528), as filed on July 1, 2007.
39.	Incorporated by reference from Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed August 29, 2008.
40.	Incorporated by reference from Post-Effective Amendment No. 137 to the Trust’s Registration Statement on Form N-1A (File 33-36528), as filed on August 28, 2009.

41.	Incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement on Form N-1A (File 33-36528), as filed on October 30, 2009.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Allianz Funds (the “Trust”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and the State of New York, on the 24th day of December, 2009.

ALLIANZ FUNDS

By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
President and Chief Executive Officer

As required by the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ E. BLAKE MOORE, JR. E. Blake Moore, Jr.	President and Chief Executive Officer	December 24, 2009

/s/ BRIAN S. SHLISSEL* Brian S. Shlissel	Treasurer and Principal Financial and Accounting Officer	December 24, 2009

/s/ GARY A. CHILDRESS* Gary A. Childress	Trustee	December 24, 2009

/s/ THEODORE J. COBURN* Theodore J. Coburn	Trustee	December 24, 2009

/s/ F. FORD DRUMMOND* F. Ford Drummond	Trustee	December 24, 2009

/s/ UDO FRANK* Udo Frank	Trustee	December 24, 2009

/s/ JAMES S. MACLEOD* James S. MacLeod	Trustee	December 24, 2009

/s/ JOHN C. MANEY* John C. Maney	Trustee	December 24, 2009

/s/ DAVEY S. SCOON* Davey S. Scoon	Trustee	December 24, 2009

/s/ EDWARD E. SHERIDAN* Edward E. Sheridan	Trustee	December 24, 2009

/s/ W. BRYANT STOOKS* W. Bryant Stooks	Trustee	December 24, 2009

/s/ GERALD M. THORNE* Gerald M. Thorne	Trustee	December 24, 2009

/s/ JAMES W. ZUG* James W. Zug	Trustee	December 24, 2009

*By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
Attorney-In-Fact

Date:	December 24, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Name

(11)	Opinion and Consent of Counsel

(14)	Consent of PricewaterhouseCoopers LLP

(16)	Powers of Attorney

(17)(a)	Form of Proxy Card

(17)(b)	Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of Nicholas-Applegate Institutional Funds, as supplemented

(17)(c)	Prospectus dated August 1, 2009 for Class R Shares of Nicholas-Applegate Institutional Funds, as supplemented

(17)(e)	Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009

(17)(f)	Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009

(17)(g)	Annual Report for Allianz Funds Domestic Stock Funds for the year ended June 30, 2009

(17)(h)	Annual Report for Allianz Funds International/Sector Stock Funds for the year ended June 30, 2009

(17)(i)	Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the six months ended September 30, 2009

(17)(j)	Semi-Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds for the six months ended September 30, 2009